UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-07102
The Advisors’ Inner Circle Fund II
(Exact name of registrant as specified in charter)

CT Corporation
101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-877-446-3863
Date of fiscal year end: July 31, 2011
Date of reporting period: July 31, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund II ANNUAL REPORT July 31, 2011 Frost Core Growth Equity Fund • Frost Dividend Value Equity Fund Frost Strategic Balanced Fund • Frost Diversified Strategies Fund Frost Kempner Multi-Cap Deep Value Equity Fund • Frost Small Cap Equity Fund Frost International Equity Fund • Frost Low Duration Bond Fund Frost Total Return Bond Fund • Frost Municipal Bond Fund Frost Low Duration Municipal Bond Fund • Frost Kempner Treasury and Income Fund Frost LKCM Multi-Cap Equity Fund • Frost LKCM Small-Mid Cap Equity Fund Investment Adviser: Frost Investment Advisors, LLC

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
Dear Shareholders,
As of the fiscal year ended July 31, 2011, the disparity of the forces that drive the market have become more visible to the investing public. Over the past several shareholder letters a recovering market has been our consistent message, though the absolute level of performance has been declining recently. This past quarter is witness to how volatile the markets continue to be. For the past three months, as of July 31, 2011, the S&P 500 Index was down 4.75% with a six-month return of 1.46% and a one-year performance of 19.64%. Over the same time frames, the Barclays Capital U.S. Aggregate Bond index delivered returns of 2.62%, 4.23%, and 4.47%, respectively.
While still positive, the recent equity returns belie the increasing structural volatility the stock markets are now experiencing. Early into the quarter, investors worried about a potential soft patch in the economy, reflected in an intensifying equity sell-off, with stocks falling over a consecutive 6-week period—the longest losing streak since 2002. Shortly thereafter, a recovery of sorts was sparked, partially in response to rumors of one more Greek aid package being approved. This small catalyst resulted in the broader equity indices recovering nearly 6% over a week’s period.
Following the March 2009 lows, there has been an ever widening disparity in those benefiting from the recessionary recovery. Recently, in a July 18, 2011, Wolfe Trahan Portfolio Strategy article, it was noted that for many Americans, a job recovery is still nowhere in sight. Further, while the Trahan data pointed to a relatively strong pickup in job growth in many of the professional sectors, the dropoff in the blue-collar job segments more than offset any positive news. These trends are highlighted in slide 1 and reinforced in slide 2. The latter slide depicts the spread in unemployment between job seekers with a college degree versus those with only a high school diploma.
Job Openings: Jan 2001 — May 2011
          (thousands, seasonally adjusted)
Source: Federal Reserve Bank of St. Louis
Unemployment Rate, 25 yrs and Older: Jan 1992 — Jun 2011
Source: Federal Reserve Bank of St. Louis

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
These trends have also shown up in the measures we use to gauge the levels of economic growth. Although recent Conference Board economic data continues to suggest a positive growth bias in the economy as a whole, high unemployment levels and weak regional housing markets still remain significant drags. On one hand, interest rates, apartment vacancies and rents, along with manufacturer orders for consumer goods and materials, are still showing positive growth. On the other, the average retail shopper is facing an economy-driven dilemma. This was highlighted in a recent Wal-Mart shareholder conference call on which management cited strong evidence of a “bifurcation” within their shoppers. While the typical Wal-Mart shopper is living paycheck to paycheck, the higher end Sam’s Club shopper is experiencing just the opposite. These trends were echoed by others, as Tiffany and Saks have reported their shoppers are coming in more often and spending more dollars than before.
While the mood is certainly changing, and for the worse, we anticipate continuing growth in the economy, albeit at a low level and in conjunction with an accommodative central bank. The bifurcation we have seen between the blue collar v. the white collar job-seeker, housing markets by region, and consumer spending by wealth level will certainly weigh on the durability and timing of the continuing recovery, but we believe the second half of this year has the potential to bring a number of these trends back in line with a positive growth scenario. We continue to assume a low interest rate environment will remain as a backdrop to the economy, and we trust that government will inevitably provide fiscal restraint, regulatory relief and a reduction of the uncertainties facing our business community. In this more subdued environment, corporate cash flows may once again funnel to capital investment and growth-oriented projects that will serve to support and rebuild our labor markets. Over time, this should provide relief to the housing industry and impacted real estate markets. These developments will take time and will be subject to bouts of market volatility. In this scenario, a pullback now and again, over time, may provide the cautiously optimistic stability that our markets need.
From the launch of our fund complex in 2008, our management team has endeavored to deliver a diversified slate of products, serving the varied investment needs of our clients. The past three years has been a volatile period in the markets, making us proud of the growth that we’ve experienced across almost all of our investment strategies. As an example, during the last calendar quarter the market value and share count of our fund complex grew by approximately 5%. During the past year we also reached 2.5 Billion dollars in our fund complex, with the Frost Total Return Bond Fund also surpassing the 500 Million dollar mark. These are critical indicators of our success at Frost, representing both new shareholders, and new purchases by existing shareholders, into our funds.
Yours,
Tom L. Stringfellow
President, Frost Investment Advisors, LLC.
This represents the Advisor’s assessment of the market environment at a specific point in time and should be not be relied upon by the reader as research or investment advice.
Morningstar ratings are based on risk adjusted returns and the Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten year Morningstar Rating metrics. For each fund with a least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance is no guarantee of future results.
The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The Barclays Capital US Aggregate Bond Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset backed securities. Investors cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST CORE GROWTH EQUITY FUND
Fund objective:
The Frost Core Growth Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.
Market commentary
The fiscal year began with the market in somewhat of a slump through the summer of 2010. But change was just around the corner as Federal Reserve Chairman Bernanke enacted a second quantitative easing program (“QE2”) following his meetings in Jackson Hole in late August. The market responded with a substantial rally over the next six months, pushing the S&P 500/Citigroup Growth Index up more than 28% between August 26, 2010, and February 18, 2011. During this time commodity prices soared, raising inflationary pressures on the global economy. As an example, oil prices (Brent) went from an August 25, 2010 price of $73.48/barrel to $126.12/barrel on April 8th, an increase of over 71%. Grain and oilseed commodity prices also saw significant price increases, leading to food inflation pressure across much of the globe. In the Middle East and North Africa, this became a catalyst for significant political unrest, leading to several regime changes across the region and a full blown civil war in Libya. The impact of this political upheaval is limiting oil production and inflating the international price per barrel.
The market dealt with other external shocks in early 2011 as well. In March, a major earthquake and tsunami struck Japan, causing severe damage and loss of life. The impact escalated, however, when a damaged nuclear power plant experienced severe operational issues resulting in radiation leakage into the surrounding environment. This event sent shock waves of supply disruption through many companies across the globe, limiting production and pressuring margins in a far-reaching manner.
The risk of sovereign debt defaults across Southern Europe raised its head again in the Spring of 2011. Greece was once again the focal point, with the crisis spreading to the larger economies of Italy and Spain in its latest version.
These external shocks served to clip the U.S. equity market rally, causing the market to move sideways in a volatile pattern through the first half of calendar year 2011. Economic growth expectations have moderated compared to even three months ago. A variety of corporations have tempered their growth expectations while reporting second quarter 2011 earnings, causing a downward revaluation of the equity market.
Portfolio strategy
For the fiscal year ended July 31, 2011, the Fund delivered a one-year total return of 25.35% (Institutional Class Shares) and 25.12% (Class A Shares). Over a three and five-year time frame, the Fund generated annualized total returns of 3.51% and 3.97% for Institutional Class Shares and 3.24% and 3.74% for Class A Shares. The fund’s benchmark, the Russell 1000 Growth Index, had total returns of 24.76%, 5.33% and 5.52% over the same 1, 3 and 5-year time periods respectively.
The best sector in the benchmark index over the last year has been Energy, with a return of 43.04%; which makes sense given the escalation in oil prices. The next best sector, Consumer Discretionary, returned 33.79%. The previous year’s strength in Industrials was not repeated, in fact this was one of the weakest performing sectors at 16.86%. The sensitivity of this group to the economic cycles of the U.S. and Europe caused it to weaken earlier and faster than other sectors as optimism regarding the economic conditions of these regions began to fade. However, the weakest sector over the course of this fiscal year was Financials, with a 15.51% return, just over 1/3 of the return generated by Energy.
The Fund produced better returns, relative to the market, in the Consumer Staples, Consumer Discretionary and Materials sectors. Performance was relatively weakest in the Financials and Energy sectors.
The Consumer Staples sector generated a 46.47% return, compared to the benchmark return for this sector of 22.96%. The outperformance was driven largely by a 238% gain in Green Mountain Coffee Roasters (GMCR). This company makes the Keurig brand coffee machines and the corresponding K-Cup style coffee consumables. This product line continues to gain popularity and a marketing partnership with Starbucks that takes effect later in 2011 should prolong this trend. A 45% gain in Philip Morris International (PM) and a 40% gain in Costco Wholesale (COST) also provided considerable lift to the portfolio returns in this sector. Partially offsetting these strong performers were disappointing results out of Wal-Mart (WMT) and PepsiCo (PEP) which returned 3% and 2% respectively during the portion of the year they were held in the fund. WMT was the only stock completely sold out of this sector during the year, disappointing results caused it to be removed from the portfolio in February.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST CORE GROWTH EQUITY FUND
The Consumer Discretionary sector generated a 46.47% return within the portfolio during the fiscal year, compared to a return of 33.79% for the sector in the benchmark index. priceline.com (PCLN), Amazon.com (AMZN) and BorgWarner (BWA) were the strongest performers in this group. PCLN in particular had a strong year, rising nearly 140%. Partially offsetting these winners were a few laggards such as Carnival (CCL), Starwood Hotels & Resorts Worldwide (HOT) and Urban Outfitters (URBN); however, all of these produced a positive absolute return. CCL and Lowes (LOW) were sold from the fund during the year. CCL had been performing well but ran into an operational headwind as fuel costs for its cruise ships rapidly increased in early 2011, a decline in optimism regarding consumer spending was the final straw and we had to let this one go as growth forecasts were declining. LOW continued to suffer from a weak housing market and the correlated impact of sales forecasts. New additions to this sector during the year included Harman Internationals Industries (HAR), Starwood Hotels & Resorts Worldwide (HOT) and Ulta Salon Cosmetics & Fragrance (ULTA). ULTA was added a few weeks before the fiscal year end and we like its growth prospects for the next several years. This company operates cosmetics mega-stores (10,000sq ft+) in upper-scale, off-mall shopping areas. It is relatively early in its square footage build-out and seems to have found a great combination of store atmosphere, location, and product lines to keep comp sales rising.
The Materials sector generated a 36.97% return compared to the benchmark sector return of 29.09%. Performance benefitted from a nearly 59% return in Albemarle (ALB), a new addition to the sector this year. ALB is a specialty chemical company focused on producing bromine and related products. This market has limited production capacity and rising demand, resulting in an exceptionally strong pricing environment that seems likely to continue through at least another year. Another holding, Potash Corp. of Saskatchewan (POT) is experiencing a similarly strong pricing environment in the fertilizer market and we see upward potential in its earnings prospects as well.
The Financials sector was an area of relative weakness, generating less than a 1% return compared to a 15.5% return in the benchmark sector. Fortunately, this is a very small sector that makes up less than 5% of the fund and the benchmark. The only holding that performed adequately was Invesco (IVZ) a global asset management firm that returned 15.8% for the year. The primary weakness came from the position in Goldman Sachs (GS); which lost over 9% during the year. GS is a dominant investment bank and remains a superior competitor in that industry. However, the stock suffered from increased regulatory scrutiny, legal risks and negative attention from the media. In short, GS has maintained an image as an industry pariah much longer than we anticipated despite its strong operational potential. We moved away from the stock beginning in March and eventually replaced it with Blackrock (BLK) in June. This is an innovative company with established competitive advantages in the asset management space — and without the media and political lightning rods that seem to be attached to GS.
The Energy sector produced strong absolute returns of over 36%, however the benchmark sector produced even stronger returns of over 43%; making Energy one of the weaker sectors in the portfolio in terms of relative performance. The significant laggards within our holdings included EOG Resources (EOG), Petrobras (PBR) and Suncor Energy (SU). EOG was added in February, during the rise in oil prices, and continued to appreciate through late March; unfortunately oil prices began to moderate shortly thereafter and the timing of the addition worked against performance by the end of the fiscal year. PBR is a well-run energy company, with undervalued and extensive petroleum reserves; unfortunately it failed to keep pace with peers largely due to limitations on profitability imposed by the Brazilian government. We also had a substantially underweighted position in Exxon Mobil (XOM) during a time when that stock returned over 37%. While we view XOM as a strong company, it is also one with limited growth potential; therefore, we are unlikely to ever own it in a weight equivalent to the 5%+ weight it held in the Russell 1000 Growth Index last year.
The Frost Core Growth Equity Fund held positions in 56 stocks at the end of Fiscal 2011. It was overweight in the Technology sector and underweight in Health Care and Consumer Staples. The Fund still maintains a bias towards large-cap, high-quality companies that are expected to generate attractive levels of earnings growth. The stock selection strategy is transitioning towards finding the companies that can continue to grow as the economic cycle moderates or fades. We feel these should be the share-gainers, innovators, and cost-disciplined companies that can rise above their peers.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation with each stock’s weight in the Index proportionate to its market value. The S&P 500/Citigroup Growth Index contains those securities of the S&P 500 Index with growth characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST CORE GROWTH EQUITY FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 5.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST DIVIDEND VALUE EQUITY FUND
Fund objective:
The Frost Dividend Value Equity Fund (the “Fund”) seeks long-term capital appreciation and current income.
Portfolio strategy
For the year ended July 31, 2011, the Fund produced a total return of 17.03% (Institutional Class Shares) and 16.62% (Class A Shares), which compared favorably to a return of 16.76% for the Russell 1000 Value Index. During the first three quarters of the year, the Fund was positioned for a steady economic recovery with overweights in Industrials, Energy, and Materials. As we entered the fourth fiscal quarter, with indicators pointing toward moderating, or even negative growth, we reduced our exposure to the cyclical sectors. Throughout the year, our largest deviation from the Russell 1000 Value Index was, and continues to be, our approximate ten percentage point underweight to the Financial sector.
Supporting our sector underweight, Financials were by far the weakest sector in the index, with the outlook for banks remaining a challenge. Given high unemployment rates and an indebted consumer, bank loans and net interest income will remain constrained for some time to come. The uncertainty surrounding financial regulation and bank capital levels makes it difficult to forecast the industry’s profits, pressuring valuation metrics and leading to multiple contractions. An exception to the trend was Ameriprise Financial, an asset and wealth manager with much improved profit margins this cycle, this stock increased 26% for the year, offsetting 18% declines at both Greenhill and East West Bancorp.
We enjoyed good performance within the Consumer Discretionary sector during the fiscal year, despite being tactically underweight in the sector. The portfolio benefitted from our position in automobile parts maker Gentex, with department store chain Nordstrom and restaurant operator YUM! Brands being two stalwart performers as well. These positions proved more than sufficient to offset the poor performance by the Fund’s holding in Meredith Corporation, being impacted by declines in advertising and subscription levels, a position that was sold during the year.
The Fund remained tactically underweight in the Health Care sector for the majority of the year. Our thesis was that this sector’s more defensive attributes didn’t support an equal or overweight position, following our assumption of an improving economy at that time. The ongoing implementation of the President’s Health Care Overhaul legislation continued to impact stocks throughout the sector, as many of the details related to implementation of the new legislation remained unknown. As a result, we were comfortable being underweight this sector for most of the year. Our view has recently shifted, with the portfolio moving to a slight overweight, as the stability of business models and cash flow are more attractive in an environment where economic growth is lacking.
The Fund maintained an overweight allocation to Energy throughout the year, again following through on our view that the global economic recovery would continue, expanding at a modest pace throughout the course of the year. As a result of this decision, Energy performance was essentially a non-contributor to returns, as sector returns lagged the benchmark over the twelve month period. Our performance within Energy was negatively affected by the Fund’s mandate for owning dividend paying stocks, which meant the portfolio didn’t hold many of the best performing stocks within the sector, as these sector holdings pay little to no dividends. The Fund did see favorable contributions from oil-field services supplier Schlumberger and offshore rig owner Seadrill, which were unfortunately more than offset by negative contributions from EnCana and Petrobras.
Materials benefitted from the Federal Reserve’s quantitative easing program, and continuing demand from China and other emerging market countries. RPM International and Dow Chemical increased 34% and 26% respectively, driven by improved volumes and strong pricing power within the chemicals as well as advantaged feed stock costs given depressed natural gas prices in the United States. BHP Billiton ADR and Southern Copper were also solid contributors to performance.
Within Industrials, the Fund benefitted from its modest overweight and favorable stock selection. Industrials performed well given strong growth in global corporate capital expenditures and robust growth in emerging markets. Norfolk Southern increased 35% driven by strong pricing power, market share gains relative to trucks, and robust demand for Appalachian coal exports to Europe. Honeywell International increased 25%, driven by strong demand for its commercial aerospace products and services, turbos for diesel engines, and specialty chemicals used within refinery end markets.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST DIVIDEND VALUE EQUITY FUND
Information Technology also benefitted from a resurgence in corporate spending, especially within mobile communications to which the Fund had a large exposure. Both Telefonaktiebolaget LM Ericsson ADR and Maxim Integrated Products increased 35% largely on the exponential growth in mobile data and the resulting congestion to carrier networks. Ericsson, the leading supplier of existing and next generation mobile base stations and software, benefitted from a resurgence in telecom capital expenditures while Maxim benefitted from increased market share within smart phone semiconductor content, as well as strong execution in terms of cost control and the return of capital to share holders.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation with each stock’s weight in the Index proportionate to its market value. The S&P 500/Citigroup Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST DIVIDEND VALUE EQUITY FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 5.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST STRATEGIC BALANCED FUND
Fund objective:
The investment objective of the Frost Strategic Balanced Fund (the “Fund”) is to seek long-term capital appreciation and current income.
Portfolio strategy
For the fiscal year ended July 31, 2011, the Fund returned 12.49% (Institutional Class Shares) and 12.07% (Class A Shares) as compared to the blended benchmark’s return of 13.36%. This underperformance can be attributed, at least partially, to the 2nd quarter of 2011 when the Fund was negatively impacted by an overweight exposure to stocks and an underweight to U.S. treasuries. The Fund was also overweight international assets relative to the benchmark — with the exception of international bonds.
Over the last year the Fund enjoyed outperformance from its holdings in U.S. small and mid-cap stocks, U.S. real estate, global infrastructure, global miners — such as BHP, global bonds, convertible bonds, U.S. high yield, TIPS, U.S. investment grade corporate debt and intermediate credit. Being overweight equities helped the fund to outperform in the latter months of 2010 and into early 2011 — as the Fed had turned on the spigot with QE — but circumstances changed during the 2nd quarter of this year, and this overweight position contributed to the underperformance commented on above.
Additional detractors to the Fund’s performance relative to the benchmark comprised an overweight to emerging markets, including China, Russia, South Korea. On the fixed income side floating rate notes underperformed, but the underweight in U.S. treasuries relative to the benchmark had a greater negative impact.
Market commentary
The economic recovery is now nearly 3 years old, but as we have noted previously, the larger developing markets remain economically mired with high unemployment and sub-trend growth trajectories. Moreover, high levels of debt and a belated move by Western governments to tackle their debt burdens at a time of weakened economic growth is causing a measure of investor angst about the likely prospects for future economic growth.
In the last year risky assets such as stocks and commodities have reacted negatively to a mix of news regarding the potential ramifications of a wider eurozone debt default, the end of the Fed’s quantitative easing (“QE”) program, slowing economic growth and weaker ‘animal spirits’. On the political front we have witnessed acrimonious debates about the ‘correct’ growth prescriptions to address sustained and protracted unemployment; the sustained U.S. real estate malaise; and the projected short-fall in developed economies governments’ abilities to fund future obligations. A grid-locked political environment — not just in the U.S. but also Western Europe and Japan (6 Prime Ministers in 5 years) do not buttress investors’ confidence that pressing needs are capable of being addressed by the political class.
At the other end of the growth spectrum we have large emerging nations, (e.g. China) that have tightened monetary policy over the last year to combat inflation, particularly food inflation. Chinese authorities are also acting to tamp down a potential property bubble through stricter lending requirements and higher banking sector reserve requirements. Actions like these have caused some of the largest emerging markets, the so-called BRICs, to slow their growth rates from 2010 to 2011; at the same time their domestic stock markets have suffered meaningful corrections.
Global macroeconomic concerns continue to dominate market sentiment, a phenomenon that is reflected in swings in correlations of asset classes deemed to be risky or safe havens. We have noted curious changes in how assets have moved during this period; as an example, gold moved from being negatively correlated to stocks (as reflected by the S&P 500) in the 3rd quarter of 2010, to being highly positively correlated just 3 months later, and then back to being negatively correlated by mid-2011. We have reached the conclusion that during periods of QE, both equities and gold rise, but during periods of abating growth estimates this co-ordination shifts to the negative, as equities correct.
Another data anomaly we’ve noticed during this period is that the long U.S. bond price and gold have tended to move together. This is intriguing because gold, in our view, is traditionally seen as an inflation hedge, and bonds are damaged by bouts of inflation. We’ve concluded that when risk aversion rises — particularly as it pertains to growth concerns and/or the euro zone — then both gold and treasuries are bid. Indeed, we have seen a substantial rally in both bonds and gold in 2011, while equities have tended to be weak. Global stocks surged after the Fed’s Jackson Hole speech announcing further QE in August 2010, but as global risks re-emerged during the spring and summer of 2011, world equity markets corrected sharply. In 2011 Western Europe and Brazil’s markets entered bear market territory as their market declines have been greater than -20%; at the time of writing the majority of the world’s markets are in the ‘red’ for 2011.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST STRATEGIC BALANCED FUND
The ongoing European debt crisis remains, in our view, the most critical investor concern, and this problem weighed on global investors as the yields on the sovereign debt of Greece, Portugal, Spain and, most recently, Italy have climbed, then fallen back on news of the most recent rescue plan, only to resume their upward path again as investors discount the current solution as inadequate. Clearly the eurozone authorities will need to develop a comprehensive plan to address not just a Greek default, but also the possibility of debt-service problems by Spain and/or Italy. An additional concern lies in the exposure of European banks to riskier sovereign debt; indeed, the new head of the IMF, Ms. Lagarde, gave a speech suggesting that the euro zone banking system is undercapitalized and thus the banks are in worse shape than the stress tests in mid-2011 indicated.
In addition to the woes of the euro community we have Mother Nature offering her input during 2011 as well, what with the tragic Japanese earthquake and tsunami which served to disrupt the global supply chain and add to the economic drag and uncertainty of the first half of 2011, not to mention the earlier earthquake that almost leveled Christchurch, New Zealand. Suffice to say it’s been a heck of a year.
As respects the Frost Strategic Balanced Fund, the Fund was positioned more aggressively during 2010 and into the first half of 2011; but as the economic data deteriorated as we entered the 3rd quarter of the year, the managers have re-aligned the Fund more defensively, but not too far below what we would characterize as a neutral stance. As the fiscal year came to a close we have moved to underweight international stocks as well as small and mid-cap domestic stocks, and relatively overweight large cap U.S. stocks. We have also reduced our real estate allocation throughout the year. With the fixed income holdings we have sold our positions in floating rate notes — as we saw rates were moving to the downside — and we’ve increased our allocation to the broader Aggregate U.S. bond market; we have maintained a position in global bonds as a hedge against dollar weakness, and also to capitalize on higher relative yields.
As we enter the third quarter of 2011 the Fund’s management has taken the positioning of the Fund to a more neutral risk position vis-à-vis stock and bonds. Global growth and profits are clearly slowing and this, and a higher degree of uncertainty, leaves equities vulnerable to a pull-back. At this stage we believe that we are observing a soft patch in economic growth rather than a double dip recession, but as macro data have weakened over the past several months we have raised our estimate of the likelihood of recession in the U.S. to 40 or 50%, and for Western Europe at more than 50%; as respects China, an important engine of incremental global growth, we currently expect a soft rather than a hard landing with that country’s GDP likely to stay in the 8-9% range — barring a recessionary shock from the developed economies. Another factor that we continue to monitor is the trend in emerging markets’ inflation: should inflation moderate then we would expect central banks to ease their monetary tightening, a position that would be viewed favorably by their domestic equity markets.
The global economy would be more stable if we were to see a more decisive response from authorities in the euro-zone in their efforts to address the sovereign debt risk of the member countries. Continued dithering by these authorities, and governments, have led to successive failures in the effort to provide a fully-developed solution, with each failure elevating risk and hence the likely ultimate cost of whatever the final resolution may be.
On the domestic front we don’t expect a dramatic recovery in housing due to the high level of unemployment, the elevated level of housing stock, and the large percentage of home owners that are ‘under water’ on their mortgages. The one bright spot that we see is that households have been deleveraging (paying down or defaulting on debt) at a rapid pace, and over time this will prove beneficial. We expect some improvement in economic growth in the second-half, but we feel unemployment will remain uncomfortably high into 2012.
We expect that the Fed will remain on the sidelines after concluding its QE2 program, and not conduct further QE but will continue to ‘roll’ its balance sheet by buying treasury securities over the next 2 or more quarters in order to provide interest rate support. They have committed to keeping rates low to mid-2013 but they have not ruled out the possibility of further QE should economic prospects continue to dim. They may also consider supporting the housing market by buying mortgage-backed securities [MBS], but in our view the housing market is not a rates’ issue — 30-year mortgages are at all-time lows — rather, it’s a ‘willingness to lend’ problem on the part of banks, and a creditworthiness problem on the part of many potential homebuyers.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST STRATEGIC BALANCED FUND
The Fund’s managers continue to remain vigilant, and any material change in the aforementioned factors would lead to a re-positioning of the Fund.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation, with each stock’s weight in the Index proportionate to its market value. The Morgan Stanley Capital International (MSCI) All Country World ex-US Index is a free float adjusted market capitalization weighted index composed of approximately 2000 companies, and is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of US issuers. The Lehman US Aggregate Bond Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset backed securities.
The blended benchmark consists of the S&P 500 Index, MSCI All Country World ex-U.S. Index, and Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation, with each stock’s weight in the Index proportionate to its market value. The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index is a free float-adjusted market capitalization weighted index composed of approximately 2,000 companies, and is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of U.S. issuers. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST STRATEGIC BALANCED FUND
Growth of a $10,000 Investment

(1)	Both Institutional Class Shares and Class A Shares commenced operations on June 30, 2008.

(2)	Reflects 5.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to June 30, 2008 for both the Institutional Class Shares and the Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2006 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST DIVERSIFIED STRATEGIES FUND
Fund objective:
The Frost Diversified Strategies Fund (the “Fund”) seeks capital growth with reduced correlation to the stock and bond markets.
Portfolio strategy
Through July 31 2011, the Frost Diversified Strategies Fund declined 1.8%, underperforming its referenced benchmark, a 55%/40%/5% blend of the BXM CBOE S&P 500 Buy/Write Option Index, the HFRI Hedge Fund of Funds Composite Index and the BofA Merrill Lynch 3-month U.S. T-Bill Index, which on a blended basis returned 1.54%. This underperformance is attributable to a variety of factors, including a large redemption in July, initial cash positions during fund launch and higher than normal expenses related to fund launch.
Sixty (60) day historical volatility for FDSFX, HFRIFOF, BXM and SPX (S&P 500) indices at the close of July were 8.2171, 6.4805, 8.773 and 18.4743 respectively. Through strategy and asset management, the Fund significantly reduced risk, in this case measured by historical volatility, by more than half of the equity markets, in this case represented by the S&P 500 index.
As global economic growth concerns grew throughout the first half of the year, FDSFX did face modest challenges to the commodity related (managed futures) exposures which are highly sensitive to GDP growth. The fund will continue to maintain commodity exposure as a diversifying asset, as we expect that global growth will continue, albeit at a reduced level than previously expected.
Through the month of July, as market volatility increased, the managers adjusted protective provisions relating to the traditional allocation by increasing the deltas* of certain option puts from an approximate 0.20 out of the money delta to a meaningful in the money delta of 0.55. Put delta’s (and negative call write deltas) allow for an enhanced return potential between the put value and the underlying equity value should the underlying equity price decline during the option contract period. Increasing put deltas strengthens asset protection, though the expense of providing the put rises significantly.
Respecting continuing market, political and economic uncertainties, FDSFX will continue to maintain a defensive stance, and do so via the managed use of apportioned option collars and call writes, inverse “hedging” products and of course portfolio cash positions. It is the fund managers’ belief that economic conditions, as evidenced by continued weakening in GDP forecasts, political efforts to stem overextended budgets, and the continuing struggle to overcome the impact of debt burden on consumers worldwide, that equity markets (et al) will remain highly correlated and volatile for a far longer time period than many may imagine.

*	For example, with respect to call options, a delta of 0.7 means that for every $1 the underlying stock increases, the call option will increase by $0.70. Put option deltas, on the other hand, will be negative, because as the underlying security increases, the value of the option will decrease. So a put option with a delta of -0.7 will decrease by $0.70 for every $1 the underlying increases in price. As an in-the-money call option nears expiration, it will approach a delta of 1.00, and as an in-the-money put option nears expiration, it will approach a delta of -1.00. (Source: Investopedia)
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. The HFRI Fund of Funds Composite Index consists of over 800 constituent hedge funds, including both domestic and offshore funds. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
The blended benchmark consists of the CBOE S&P 500 Buy/Write Index, HFRI Fund of Funds Composite Index, and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. The HFRI Fund of Funds Composite Index consists of over 800 constituent hedge funds, including both domestic and offshore funds. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST DIVERSIFIED STRATEGIES FUND
Growth of a $10,000 Investment

(1)	Class A Shares commenced operations on January 7, 2011.

(2)	Reflects 5.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
Fund Objective:
The Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three to five year period.
Portfolio strategy
For the fiscal year ended July 31, 2011, the Fund produced a total return of 14.80% (Institutional Class Shares) and 14.52% (Class A Shares) vs 15.87% for its benchmark, the Lipper Multi-Cap Value Funds Index and 15.18% for the S&P 500/Citigroup Value Index.
As we mentioned last year, in trying to meet our investment strategies, we have a tendency to sell more than we buy as markets rise, building cash, and then re-investing that cash as markets fall. As you might expect, after two years of substantial market increases, we sold far more than we bought during this July to July period. We sold all or part of our positions in Ensco Intl. (ESV), Nokia ADR (NOK), Canon ADR (CAJ), PPG Industries (PPG), Caterpillar (CAT), American Eagle Outfitters (AEO), Eli Lilly (LLY). Northrop Grumman (NOC), Ingersoll-Rand (IR), Nintendo ADR (NTDOY), ConocoPhillips (COP), Medtronic (MDT), Verizon Communications (VZ), Marsh & McClennan (MMC), BP ADR (BP), Carlisle (CSL), JC Penney (JCP), RenaissanceRe Holdings (RNR), and Southern Union (SUG). Many of these positions have been held for a long time, but we decided to let them go during the market rise of this period.
The Fund is now fully invested again, but was not at the end of July. In the last two months, as the market has come off some 12-15%, we have redeployed many of these resources, adding to positions of Johnson & Johnson (JNJ), Teva Pharmaceutical Industries ADR (TEVA), Staples (SPLS), Valero Energy (VLO), Fidelity National Financial (FNF), Allstate (ALL), and Raytheon (RTN). New positions have been established in H&R Block (HRB), Hewlett-Packard (HP), Abbott Laboratories (ABT), Best Buy (BBY), Computer Sciences (CSC) and Advanced Auto Parts (AAP). This is typical of our behavior, not because we call markets, but because when markets rise, downside risks appears in the stocks we own and we tend to take partial profits. When markets fall, opportunities appear.
Market commentary
Unlike last year, the period of time from July 31, 2010 to July 31, 2011, was marked by the perception that the U.S. was not going into recession and that the QEII plan that had been discussed by Chairman Geitner, and put in place earlier in the calendar year was working. As a result, the market gradually moved up around 10% on a pretty steady line for this period of time. We still believe that we are not going into a double-dip recession although there have been serious doubts raised in August and September of this year, right after this period ended.
We believe that the U.S. will have slow but steady growth through the next year. We are also extraordinarily impressed by the earnings potential shown by U.S. corporations during the first half of this year. The economy was quite stagnant, but earnings increased in the vicinity of 10-12% from the period before pretty much across the board. We believe that is replicable going forward and therefore that many stocks are exceptionally cheap based on their earnings potential.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500/Citigroup Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 5.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST SMALL CAP EQUITY FUND
Artio Global Management LLC
During the fiscal year (July 31, 2010-July 31, 2011), U.S. markets weathered a mix of positive and negative news. Investors anticipated continued signs of economic recovery and market stability following the first half of 2010. For the most part, U.S. markets saw the positive side of negative news and remained resilient to many growing concerns. This period represented an overwhelmingly positive environment for smallcaps. During the one year period ending July 31, 2011, smallcaps outperformed the broad market returning 23.92%, as measured by the Russell 2000 versus 19.65% for the S&P 500.
During the first nine months of the fiscal year (July 31, 2010-April 30, 2011), accommodative monetary policy, a tax-relief package and QE2 (Quantitative Easing 2) boosted investor confidence even as key economic indicators showed mixed results and hinted at slowing growth. The U.S. market continued in positive territory through the end of April 2011 returning a solid 25.63%, as measured by the S&P 500; Smallcaps (as measured by the Russell 2000) handily outperformed returning 34.12%.
During the last three months, concerns regarding continued deterioration of key U.S. economic indicators combined with growing apprehension concerning the European debt crisis and U.S. debt ceiling took control of the media and markets turning early strength into losses. For the three-month period ending July 31, 2011, U.S. markets reversed into negative territory. The Russell 2000 and S&P 500 Indices dropped -7.60% and -4.76%, respectively.
Smaller companies showed several key competitive advantages which may have contributed to their outperformance. Smallcap companies have historically outperformed following recession and typically remain strong during environments of slow growth as the economy regains its footing. Smaller companies often have lower fixed asset and debt ratios and, we believe, can better adapt to uncertain economic environments or more quickly capitalize on niche markets or changes in consumer behavior than larger companies. Although we agree that U.S. markets have not experienced a traditional recovery period, this one year period has been overwhelmingly positive for smallcaps. Smaller companies have benefitted from continued rebound in earnings, attractive valuations, and increased M&A (merger & acquisition) activity. In addition, many smaller companies have increased their operating leverage and have benefitted from increased credit availability.
In November, the Federal Reserve injected $600 billion into the financial system to stimulate the economy. The program’s goal was to ease financial conditions and provide an environment of historically low interest rates to spur growth and bring down the high unemployment rate which has more recently become a rallying cry for change across the country. Having reached a high of 9.6% in August 2010, unemployment has trended slightly lower nearly one year later to 9.2% in July 2011, according to the Bureau of Labor Statistics. However, significant change to the long-term unemployment rate has not materialized, in turn, leading to continued weakness in consumer sentiment.
Consumers battled increases in costs of food and fuel, and stoked inflation fears, early in 2011. Consumer sentiment has declined -6.0% year-over-year (as of August 2011) as longer-term expectations for the U.S. economy have weakened significantly. Home values which were once viewed as a source of wealth have dropped, reaching a 10-year low as measured by the Case-Shiller Home Price Index. Declining home values have had a significant negative impact on consumer sentiment.
Manufacturing has trended lower during the period showing that this sector’s relative strength is moderating at a critical time. Although new orders, production and employment in the sector were previously growing, the index has fallen from a more optimistic 56.3% in August 2010 to 50.9% one year later due to continued slowing of domestic demand. On the positive side, export orders have remained strong due to a weaker U.S. dollar.
As the U.S. economy muddles along, hindered by persistently high unemployment as well as a slowdown in GDP and growing awareness of government indebtedness, investors and media have been focused almost exclusively on the “macro” environment. This has led to higher volatility as each day new headlines trigger massive buying or selling of the market based on the incremental news of the day. As exclusively bottom-up investors, we view periods such as this one as an opportunity to improve the portfolio by adding to our highest conviction holdings and selling those for which we have less conviction. Ultimately, we believe individual company fundamentals will drive market activity. We position the portfolio to take advantage of temporarily mis-priced stocks.
Potential investments are thoroughly researched by our team of analysts who evaluate each company on an individual basis. We look for companies with a niche product or service that has the potential to change the behavior of the consumer. We prefer companies with strong free cash flow to finance future growth without diluting shareholders. Our thorough understanding of each company’s business model, product positioning and performance during various market cycles, as well as our insistence on in-person visits with company management, gives us first-hand knowledge and understanding of how each company operates, along with the tactics and strategies undertaken by management teams to capitalize on market opportunities and emerging trends. The current challenging market landscape requires insight and discrimination to best select those companies poised to become tomorrow’s leaders. We believe our disciplined, insightful investment process is a critical driver of long-term results.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST SMALL CAP EQUITY FUND
During the fiscal year ending July 31, 2011, the portion of the Frost Small Cap Equity Fund sub-advised by Artio Global handily outperformed the benchmark returning 26.39% gross of fees versus 23.92% for the Russell 2000 Index.
During the period, energy was the best performing sector, benefitting from higher oil prices through mid-May. Materials were a distant second due to an increase in the price of commodities. Telecommunication services, information technology, healthcare and consumer discretionary also returned positively.
In the portfolio, all sectors were positive and stock selection had the largest positive impact during the fiscal year.
The impact of stock selection, which is the primary driver of performance, was most visible in the energy sector which also benefited from an increase in oil prices during the period. The sector contracted slightly in May due to uncertainty regarding the stability of U.S. economic recovery. Over the long-term, U.S. companies are positioned to benefit from expected increases in global energy needs. Emerging economies dominate the growth in demand for all fuel. In particular, demand in China alone has surged 75%, according to the International Energy Agency. Gas is also expected to play a key role in meeting the world’s energy needs as demand rises from China and the Middle East. We have conviction in select companies involved in exploration and production (E&P) as well as on the services side of the energy business, many of which may benefit from increasing global demand. A Texas-based company focused on providing well site services for E&P companies was a positive contributor during the month as well as a leading oilfield service provider specializing in reducing costs.
Cost reduction is also a key theme we continue to explore in the healthcare sector. Approximately one-sixth of our nation’s current total production of goods and services is spent on healthcare and the aging population is growing dramatically. By 2015, it is estimated that those aged 50 and older will represent 45% of the U.S. population resulting in more individuals requiring higher levels of medical care. Bringing healthcare costs under control is crucial to making coverage fiscally sustainable. Although healthcare reform legislation passed in 2010 will expand the number of patients covered by health insurance, the additional insured may not benefit healthcare companies’ as much as anticipated. We believe companies that save the system money are poised to benefit. In addition, companies involved in development of drugs for rare, orphan diseases will not face similar cost pressures due to favorable government policies which support research and development. The healthcare sector was a positive contributor during the period with a positive contribution from a leading molecular diagnostic testing company which automates testing procedures for hospital-born infections. A pharmaceutical company with a large branded prescription eye care business slightly detracted.
Housing and employment weakness as well as increases in costs of food and fuel remain a drag on the consumer causing a reduction in discretionary spending. Companies in the consumer discretionary sector are often among the first to suffer from economic strain and market uncertainty during the year resulted in a drop in consumer confidence. However, we believe select companies represent unusually attractive values at this time. We search for companies which can maintain level earnings even as revenues may slow. These companies may grow more slowly in the near term, but will not loose their competitive foothold. A provider of weight management services with online resources and nationwide franchises contributed positively to performance while a footwear company with a line of specialized exercise shoes detracted during the period.
Fundamental headwinds and continued volatility have buffeted the financial sector even as institutions and banks have made significant progress in repairing troubled balance sheets following the recent recession. Capital replenishment and industry consolidation have been building strength and significant progress has been made in working through “problem” loans. In spite of the near-term challenges, many companies are better able to make strategic decisions in building their organization for the future. In particular, we favor regional banks with strong franchises, sufficient capital and recovering loan portfolios. M&A (merger and acquisition) advisory firms have benefited from a pickup in activity, particularly among deals involving smaller companies. Over the last five years, the majority of M&A deals involved smaller companies. Among the contributors during the period include an Illinois-based asset management firm and a regional bank with a strong capital position and focus on customer service. A highly ranked independent clearing, execution and settlement firm detracted from results.
The materials sector was a strong performer during the period. We expect emerging markets’ growth to significantly increase demand for hard and soft commodities over the long-term. As the emerging markets populations grow and move from rural to urban areas, global resources will become strained. Silver and copper are two of the most attractive commodities, in our view. Silver boasts over 2,000 industrial uses and is a key component in many modern conveniences and technology devices. Our position in the largest U.S.-based silver producer contributed positively to results. Copper is also critical to infrastructure. Demand for these and many other materials continues to outpace production. U.S. industrial companies are benefitting from increasing demand for manufacturing and construction materials as well as machinery critical to providing infrastructure necessary to growing urban areas. A commercial printing company which has strategically acquired several smaller competitors detracted during the period. We believe this company is widely misunderstood due to its relatively high level of debt as a result of their aggressive acquisition strategy.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST SMALL CAP EQUITY FUND
Consumers have rapidly embraced advances in semiconductor technology enabling profound changes the way we connect with each other. Semiconductors are key components for computing, communications and electronic applications. As semiconductor technology has advanced, dependent devices have become faster enabling tremendous growth of online applications and video content.
Cloud computing helps to minimize congestion and optimize data transfer to achieve better online performance. In the information technology sector, a small data storage provider which was acquired by one of the world’s largest technology companies benefitted results whereas a geographically diversified network of data centers managing global internet traffic detracted.
Cambiar Investors LLC
As of June 30, 2010, Cambiar Investors became a sub-adviser to the Frost Small Cap Equity Fund. We look forward to providing ongoing market commentary, information on our strategy and performance.
After posting three consecutive quarters of positive returns, equities ran out of steam in the second quarter of 2011. In a case of investing déjà vu, many of the concerns that hampered the markets this time a year ago resurfaced in the second quarter of 2011 — sovereign crisis in Greece, inflation concerns in China, and the potential for an economic slowdown in the U.S. Given the extended rally in stock prices and added uncertainly surrounding the end of the Fed’s quantitative easing program, investors chose to bank gains and move to the sidelines.
Underneath the placid performance, markets were a good deal more turbulent. Pro-cyclical businesses, such as technology, energy, industrials, and commodity businesses fared poorly in spite of generally excellent earnings growth and profitability. Acyclical and/or defensive businesses such as healthcare, consumer products, and utilities performed quite well. Financial stocks continued their dreadful performance of the past few years, and are the worst performing sector year-to-date globally. This had as much to do with cyclical and sovereign debt concerns, creating potential new asset quality issues, as well as the increasing clarity towards the stringent regulatory regime they will face going forwards. Very large commercial banks and investment banks once enjoyed structurally advantaged costs of funding along with some business scale benefits. Global finance regulations will going forward disadvantage larger banks via substantially higher capital requirements versus their smaller competitors. To an extent, larger banks are also likely to suffer a challenge in retaining key talent, as these businesses will need to be managed to avoid growing very much if at all, lest their capital requirements be increased further (not a happy prospect). Net — we are heading towards a more fragmented but heavily capitalized financial sector. Different sub-indices exist to quantify this rotational dispersion, and by some accounts, pro-cyclical global tradable businesses underperformed the broader indices by some 12-15%, depending on how one does the measuring. In the more remote corners of the stock market, a bubble of minor proportions has begun to blow in social media and cloud computing stocks, an echo of the tech and internet bubble of 12 years ago.
For Cambiar Investors, we do have a strong bent towards pro-cyclical “global tradables” in our investment portfolios and consequently we were impacted by this rotation negatively in the quarter. We view many of these dislocations as transitory, as the outlook for many global tradable finished, intermediate, and input products and commodities is either de-correlated or outright divorced from the structural challenges faced by the U.S. and European economies. Fortunately, we have maintained an unconstructive view on credit-sensitive financials (for a few years running now), leaving our portfolios at worst marginally impacted by the dismal performance of financials. We can’t say that we saw any benefit from playing in social media stocks, because we did not, and don’t foresee any change our non-existent activity level in these.
Small Cap Value
For the fiscal year, the Frost Small Cap Equity Fund returned 34.6% versus the 18.6% and 23.9% of the Russell 2000 Value and Russell 2000, respectively. The portfolio’s excess return for the year was derived mainly from strong stock selection and a few key sector allocations.
Given Cambiar’s preference to manage a relatively focused small cap portfolio of 45-55 positions, it should be expected that security selection will play an outsized role in overall performance. To that point, Cambiar had positive stock selection across most sectors of the portfolio. Two sectors in which stock selection were particularly strong were energy and technology. Cambiar’s energy holdings continue to maintain an ‘oily’ bias; within technology, Cambiar’s holdings include ATM manufacturers, business services, and semiconductor companies that sell through to a broad array of end market applications.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31 , 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST SMALL CAP EQUITY FUND
Industrials continued to comprise the largest sector allocation in the portfolio and was the second largest contributor. Positive gains were garnered in various industries including aerospace, energy, rails and transport as these industries benefitted from the economic recovery that was seen towards the end of 2010.
Financials was another contributor to performance. Cambiar remains at a material underweight vs. the indices and benefitted from strong stock selection. Despite our sanguine in-house stance for many small cap financials, we have been successful in identifying a handful of attractive investments — including select regional banks, wealth management and specialty insurance companies — that have been additive to the Fund’s performance.
Looking Ahead
In light of the extended upward move for equities since last August, the recent pullback in stocks is not totally unexpected, and is viewed by some to be a healthy consolidation. Just as the second quarter of 2011 was eerily reminiscent of the same time period of 2010, it will be interesting to see if the back half of the year follows a similar script.
Despite the ongoing macro ‘noise’ in the markets, Cambiar continues to maintain a steady focus at the company level. If we are correct in our assessment of a company’s business and earnings outlook, the stock price should follow. An often-used phrase at Cambiar is ‘Good things happen to cheap stocks.’ At present, there is no shortage of what we believe are cheap stocks in the Cambiar portfolios.
As always, we appreciate your continued confidence in Cambiar Investors.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Certain information contained in this communication constitutes “forward-looking statements”. Due to market risk and uncertainties, actual events or results, or the actual performance of the securities contemplated within this commentary may differ materially from that reflected or contemplated in such forward-looking statements.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in U.S. dollars. Investors cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST SMALL CAP EQUITY FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 5.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST INTERNATIONAL EQUITY FUND
Fund objective:
The Frost International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation and current income.
Portfolio strategy
For the fiscal year ended July 31, 2011, the Frost International Equity Fund returned 18.66% (Institutional Class Shares) and 18.42% (Class A Shares), versus 17.36% for the MSCI All Country World ex-U.S. Index. Market conditions for the annual reporting period were challenging; myriad events had a volatile effect on equity markets worldwide. The sovereign debt crisis in the Eurozone exerted pressure on most developed markets, the Japanese earthquake put a strain on the manufacturing and supply chain of industries around the world, unrest in the Middle East and North Africa caused major swings in oil prices, and the recession and political wrangling over the debt situation in the U.S. allowed fear to once again infect investors’ psyches. While the economic recovery around the globe has been fragile, positive economic news, including solid corporate earnings, strong cash flows and emerging market expansion, continues to trickle out and has helped stave off further and direr economic conditions. However, it is still unclear when or if the global economy will return to “normal”.
Our top three contributors all benefitted from growth in emerging markets, which allowed them to outpace other companies that were more exposed to the developed market turbulence of the past twelve months. Volkswagen and LVMH Moet Hennessy Louis Vuitton, both Consumer Discretionary sector holdings, are examples of growth during difficult economic times driven by emerging market sales. Japanese heavy equipment producer Komatsu benefitted from strong demand for its construction and mining machinery, which was fueled by economic development in China. China sales have been the catalyst for growth at both Volkswagen and LVMH Moet Hennessy Louis Vuitton, though they also saw expansion in Europe and the U.S. Volkswagen has cemented its position as the top foreign car company in China, with sales up 20% in the first quarter of 2011. Volkswagen is also involved in joint ventures with several domestic Chinese auto manufacturers and benefitted from production slowdowns at Japanese counterparts in the first half of 2011 due to the earthquake. LVMH Moet Hennessy Louis Vuitton’s luxury goods sales have increased steadily over the past twelve months, and they see China as the key element in their continued success. With products across a variety of industries, the company is well-positioned for continued expansion in both developed and emerging markets. Komatsu is engaged in an industry with few competitors and a high entrance barrier, and was not materially affected by the Japanese earthquake. Despite difficult economic conditions, particularly in the housing and construction markets, sales in both developed and emerging markets have stayed strong.
Two of the top three detractors are in the underperforming Financials sector: Credit Suisse Group and Deutsche Bank. Both reported solid operational results over the period, but fell victim to macro-economic concerns over European sovereign debt issues. The worst performing holding for the period was Vestas Wind Systems, a Danish wind turbine manufacturer that was a leader in the green energy movement. The renewable energy industry is largely subsidized by government contributions rather than the private sector, and as governments around the globe tightened their belts, funding for this type of technology was reduced significantly. That action diminished not only the value of Vestas Wind Systems’ franchise but also its growth potential. Production orders slowed, particularly in key areas such as the U.S., while Vestas Wind Systems increased capital expenditures in research and development through the market downturn. We became concerned about cash flows and future debt levels and subsequently sold the stock.
Market commentary
This has certainly been an interesting time to be an investor. Market volatility is at an all-time high, with no slowdown expected. Debt concerns in the U.S. and Europe persist with leaders unwilling or unable to come up with long-term solutions. Unemployment and inflation figures continue to confound. The Chinese government is taking steps to rein in the country’s robust economic growth, leading to a manufacturing slowdown that threatens to derail the global economic recovery. However, the volatility that is created from these conditions offers us chances to purchase industry leaders at attractive valuations. Corporate earnings and balance sheets show that there are companies that can not only survive but thrive in these settings, and these are the companies in which we are invested and seek to invest. We thank you for your continued confidence and trust.
Performance data quoted represents past performance; it does not guarantee future results.
The views expressed by the Portfolio Managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets generally, nor are they intended to predict the future performance of any Thornburg Investment Management account, strategy or fund.
The securities, sectors, and securities performance data are presented to illustrate the holdings and activity in your specific account as of the stated time period. Past performance of any security does not guarantee future performance. The information does not represent all of the securities purchased, sold or recommended. Portfolio holdings are subject to change daily. Under no circumstances does the information contained within represent a recommendation to buy or sell the securities mentioned. It should not be assumed that the investments in the securities were or will be profitable.
The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of over 1,000 companies, and is representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with net dividends reinvested in U.S. dollars.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST INTERNATIONAL EQUITY FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 5.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST FIXED INCOME FUNDS
FIXED INCOME MARKET REVIEW
The past year continued the trends of 2008, with significant volatility across global bond markets. The market ebbed and flowed throughout the year, correlating with the fundamentals of the global economy, monetary policy of the major central banks and geopolitical events worldwide. The year could be divided into three distinct periods in the U.S.: (1) August through early November when the Federal Reserve announced a new wave of monetary easing, (2) mid-November through approximately the end of March when a massive natural disaster hit Japan, and (3) April through the end of July as the economy began to weaken and the sovereign debt markets in Europe once again came under renewed stress. When all was finished for year ended July 31, 2011, the broad U.S. bond market as measured by the Barclays Capital U.S. Aggregate Bond Index posted a return of 4.44%.
Government bonds, such as U.S. Treasuries, presented mixed returns for the year. As can be seen in Figure 1, the yield on the five-year maturity Treasury Note finished the reporting year only marginally lower than where it began. With this flat performance the U.S. Treasury sector became one of the worst performing sectors of the year, as many other sectors saw larger yield declines. Figure 1 also shows rate volatility throughout the year, marked by significant trend changes referenced above. For the year the U.S. Treasury sector, on a maturity matched basis, underperformed the benchmark by 1.23%.
Credit sectors, namely corporate bonds and municipal bonds, outperformed the overall index and the U.S. Treasury sector over the entire year. As seen in Figure 2, the commercial mortgage-backed security (“CMBS”) sector was the best performing sector within the investment-grade universe. One of the sectors that outperformed CMBS was high-yield corporate bonds. The taxable municipal sector also materially outperformed in aggregate, and on a maturity matched basis produced the best excess return over the index, at 5.65%. Each of these sectors benefited both from credit sectors being cheap relative to government securities at the beginning the year, and continuing large investment flows into fixed income. As Figure 3 shows, this allowed credit spreads to continue the trend from the prior year, decreasing relative to U.S. government bonds. This trend did begin to reverse in July, with most credit sectors underperforming treasuries in the last month of the reporting year.
The story for 2011, much as it was for 2010, was volatility and variability of returns in the different sectors of the market. The disparity in returns between the largest sectors of fixed income assets resulted in asset sector and credit sector allocations being the most significant characteristics for determining a fixed income fund’s performance during the year.
MARKET OUTLOOK
We remain cautiously optimistic about the continued recovery of the U.S. and most of the other developed economies. Economic growth should continue to muddle along for the next year resulting in positive, but below average, economic output and employment that remains below comfort levels. The sovereign debt problems in the Euro Zone continue to present the markets and policymakers with significant challenges, and continue to represent a risk to the global economy over the next year. With continued accommodative monetary policy from the Federal Reserve, we expect that the recent weakness in the economy should not worsen to reflect recessionary levels. We do not expect the Federal Reserve to begin tightening monetary policy anytime over the next year.
Yields on both U.S. and German government bonds finished at or close to post-WWII lows.
While the long-term outlook for government bond yields is for higher rates, the current outlook appears to support continued low rates over the short-term.
We don’t expect a major rise in yields over the near-term given the statements of support for continued low rates we’ve seen from the Treasury and Federal Reserve. We do believe that yields could decline in the very near-term as markets continue to discount lower inflation expectations, due to the recent weakness in the economy. With a current yield of approximately 1.40% on the five-year U.S. Treasury Note, we think yields could increase nominally as we get closer to the summer of 2012. Real yields have recently gone negative, signaling that bonds are at rich valuations when adjusted for current inflation levels. Unless inflation begins to decrease over the coming quarters, these negative real yields should eventually push nominal rates higher. Our view is short-term rates should remain at low levels for the rest of 2011. Intermediate and long-term rates may move up in 2012, but only marginally.
At the very end of the July reporting year most credit and risk assets turned and began to underperform the U.S. Government sectors. This was due to fears of default in European sovereign debt and a weakening global economy. We believe that credit should outperform government securities, such as U.S. Treasury bonds and Agency MBS, over the course of the next year. Volatility in the market is likely to increase, as European default fears continue and the political policy debates continue. Factors supporting credit continue to be; dwindling new issuance in corporate and securitized bonds, and; the low yields on government securities. These factors should continue to be a catalyst for large bond investors moving into credit in search of incremental

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST FIXED INCOME FUNDS
increases in yield. Issuer selection is becoming more critical as credit spreads are suppressed and companies begin to take corporate actions favorable to equity investors. Changes in the slope of the yield curve will signal the direction of change in aggregate rates.
To summarize, we expect bond returns over the next year to be below average, but remain positive. We expect aggregate interest rates to increase slightly over the next year. With the low level of current rates there is a significant downside risk for returns if rates rise faster than we expect. The absolute level of yields should remain low, skewing the risk/return profile against investors. We believe active portfolio management is important, as both new investment opportunities and market risks may develop quickly. For each of our bond funds, we believe a substantial amount of total return derived should come from interest income generation, making this an important component of our investment thesis at this time.

Figure 1. Change in Five-year maturity US Treasury Yield & market commentary	Figure 2. Barclays Capital US Aggregate Bond Index Sector Performance	Figure 3. Barclays Capital US Corporate Bond Option Adjusted Spreads & Yields

Source: Bloomberg	Source: Barclays Capital	Source: Barclays Capital

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LOW DURATION BOND FUND
Fund objective:
The Frost Low Duration Bond Fund (the “Fund”) seeks to maximize total return, consisting of both income generation and capital appreciation, while focusing on preservation of capital.
Market commentary
o	For the fiscal year ended July 31, 2011, the Fund produced a total return of 2.97% (Institutional Class Shares) and 2.71% (Class A Shares), versus 2.82% for the benchmark index — the Barclays Capital U.S. 1-5 year Government/Credit Index.

o	The annualized income distribution yield during the period for the Fund was 2.35%.

o	The following characteristics contributed to returns in the year:
•	Interest income contributed to the majority of the overall return of the fund;

•	The positive slope of the yield curve resulted in a rise in valuations for many securities held in the fund;

•	The fund’s overweight allocation to the lower credit sectors did have a positive effect and aided the fund’s performance relative to the benchmark in the year;

•	The fund’s bond maturities and duration were on average less than the benchmark during the year. This defensive interest rate position was a slight detractor in the fund’s performance relative to the benchmark over the course of the year. The yield on the five-year maturity U.S. Treasury Note was volatile during the year, declining in the fall 2010, rising sharply during the winter period, and then declining again during the spring and summer 2011.
Portfolio Strategy
We positioned the fund over the course of the year with a defensive interest rate allocation and an aggressive allocation to the credit and risk sectors. Throughout the year we focused on maintaining the interest income component of the fund above that of the index as we believed this would provide the majority of the total return of the fund for the year. We noted in our annual report last year that we were not expecting a notable increase in interest rates during the next year, but that we were planning on keeping the fund’s interest rate risk position defensive due to the aggregate level of rates being at such low levels. Even though the market was volatile during the year, our view that interest rates would not increase was correct. In fact, they declined over the year, and this position had a small negative impact on the fund’s performance.
In terms of the sectors with the largest amount of interest rate risk, we kept our underweight allocation to U.S. government securities such as U.S. Treasuries and Agency debentures. While we remained underweight to U.S. government securities on average in the year, we did begin to increase these sectors slowly during the second half of the reporting year due to relative value considerations. We also increased the fund’s allocation to U.S. Agency MBS with average maturities less than five years. The majority of these securities were GinnieMae Collaterized-Mortgage Obligations (“CMO”).
We believe most credit sectors should continue to perform well relative to government bonds. We plan to continue holding the already overweight position to the lower quality credit-sectors, as we continue to slowly increase the fund’s allocation to higher quality credits due to relative value considerations. We plan to continue to have zero allocation to the high-yield sector within the fund.
For the coming year we plan to keep the fund’s average maturity and duration profile positioned for higher interest rates down the road. Aggregate rates on the short-end of the yield curve are not expected to increase meaningfully over the next several quarters, so we have been increasing the average maturities for this fund slowly. We expect even with this recent increase in the maturities within the fund, the overall profile of the fund’s interest rate risk should be lower than that of its benchmark.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Barclays Capital U.S. 1-5 Year Government/Credit Index is comprised of Treasuries, Government-related issues, U.S. dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LOW DURATION BOND FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 2.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.
Bond Credit Quality as of July 31, 2011

Percentage of
Credit Rating(4)	Total Investments

AAA	17%
AA	9%
A	19%
BBB	18%
Government	37%

(4)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, a composite rating is utilized. The composite is calculated by taking the average of the existing ratings, rounded down to the lower rating in case the composite is between two ratings. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST TOTAL RETURN BOND FUND
Fund objective:
The Frost Total Return Bond Fund (the “Fund”) seeks to maximize total return, through income generation and capital appreciation.
Portfolio Strategy
o	During the year ended July 31, 2011, the Fund produced a total return of 8.72% (Institutional Class Shares) and 8.36% (Class A Shares) versus 4.44% for its benchmark index — the Barclays Capital U.S. Aggregate Bond Index.

o	The annualized income distribution yield during the period for the Fund was 4.87%.

o	The following characteristics affected returns in the year:
•	Interest income contributed over half of the overall return of the fund;

•	An overweight allocation to the CMBS sector aided in the fund’s performance relative to its benchmark, as this sector outperformed most other sectors during the year;

•	The fund’s overweight allocation to the lower credit sectors did not have a material positive or negative effect relative to the benchmark in the year.

•	The fund’s bond maturities and duration were on average less than the benchmark during the year. This defensive interest rate position was a slight detractor in the fund’s performance relative to the benchmark over the course of the year. The yield on the five-year maturity U.S. Treasury Note was volatile during the year, declining in the fall 2010, rising sharply during the winter period, and then declining again during the spring and summer 2011.
Market commentary
We positioned the fund over the course of the year with a relatively defensive interest rate allocation and an aggressive allocation to the credit and risk sectors. We focused on maintaining the interest income component of the fund above that of the index as we believed this would provide the majority of the total return of the fund for the year. We noted in our annual report last year that we were not expecting a notable increase in interest rates during the next year, but that we were planning on keeping the fund’s interest rate risk position defensive due to the aggregate level of rates being at such low levels. Even though the market was volatile during the year, our view that interest rates would not increase was correct. In fact, they declined over the year, and this position had a small negative impact on the fund’s performance.
In terms of the sectors with the largest amount of interest rate risk, we kept our underweight allocation to U.S. government securities such as U.S. Treasuries and Agency debentures. We also reduced the fund’s allocation to U.S. Agency MBS from approximately 33% to 14% during the year. Each of these allocations resulted from our assessment that this sector had rich valuations, supporting our desire to remain defensive from an interest rate perspective.
We more than made up for this interest rate position with our credit and asset sector selection. We positioned the fund with an overweight allocation to the CMBS sector; beginning the year with approximately a 12% weighting and ending the year with approximately 16%. This sector was one of the best performing sectors during the year. We also took advantage of the weakness in the municipal sector during December and January and opted to increase our allocation to the taxable municipal sector from 5% to 8%. This aided our performance, as this sector and many of our individual security selections materially outperformed the broader market from March ‘11 to July ‘11.
Over the next year, we plan on keeping the fund’s average maturity and duration profile positioned for higher interest rates in the future. We may take advantage of the recent pickup in market volatility to tactically increase or decrease the fund’s duration over shorter periods than we’ve done traditionally. Having such low levels of aggregate yields, and much uncertainty about future economic growth, active management of the fund’s interest rate profile is a necessity to navigate through this period. If we decide to tactically increase the maturities of the fund for a short time, we still expect to keep the overall profile of the fund’s interest rate risk lower than that of its benchmark, as we view a potential rise in interest rates as a significant risk to bond returns over the next several years. Approximately 10% of the Fund’s holdings are securities with floating rate coupons, which we would expect to outperform if interest rates increase materially above our forecast.
We believe most credit sectors should continue to perform well relative to government bonds in the second half of 2011. We plan to continue holding the fund’s overweight allocation to the lower quality credit-sectors, rotating into and out of individual holdings or sectors that exhibit positive relative values. The fund’s allocation to high-yield securities is likely to remain at between 8% and 12% of the fund.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset backed securities.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST TOTAL RETURN BOND FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 3.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.
Bond Credit Quality as of July 31, 2011

Percentage of
Credit Rating(4)	Total Investments

AAA	16%
AA	7%
A	18%
BBB	27%
BB	6%
B	4%
Government	22%

(4)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, a composite rating is utilized. The composite is calculated by taking the average of the existing ratings, rounded down to the lower rating in case the composite is between two ratings. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST MUNICIPAL BOND FUND
Fund objective:
The Frost Municipal Bond Fund (the “Fund”) seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation.
Portfolio strategy
o	During the year, the fund produced a total return of 2.68% (Institutional Class Shares) and 2.40% (Class A Shares), versus 3.24% for its benchmark index — the Barclays Capital Municipal Bond Index.

o	The annualized income distribution yield during the period for the Fund was 3.25%.

o	The following characteristics contributed to returns in the quarter:
•	Interest income contributed the majority of the returns of the fund;

•	The decline in interest rates in the period contributed to a rise in valuations for many securities held in the fund;

•	The fund’s average maturities and duration were less than the benchmark. This defensive interest rate position was the main detraction in the fund’s performance relative to the benchmark, as aggregate interest rates in the short-end of the yield curve declined in the quarter.
Market commentary
We plan to keep the fund’s average maturity and duration profile positioned for higher interest rates down the road. Our view is that aggregate rates on the short-end of the yield curve are not expected to increase meaningfully over the next several quarters and we have been slowly increasing the average maturities for this fund. We expect that even with this recent increase in the maturities within the fund that the overall profile of the fund’s interest rate risk should continue to be lower than that of its benchmark.
We also plan on maintaining a significant allocation to Texas securities and an underweight allocation to securities of issuers from geographies with weaker fiscal conditions. We remain focused on the long-term negative trends in financial strength for many local municipalities from hard hit regions of the country. Keeping this in mind, we continue to focus on maintaining an underweight allocation to riskier credits within the fund relative to the benchmark.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, and must have an outstanding par value of at least $5 million. The bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST MUNICIPAL BOND FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on August 28, 2008.

(3)	Reflects 3.00% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to August 28, 2008, the performance for Class A Shares was that of Institutional Class Shares less 12b-1 fees applicable to Class A Shares.
Bond Credit Quality as of July 31, 2011

Percentage of
Credit Rating(4)	Total Investments

AAA	31%
AA	52%
A	9%
BBB	6%
Not Rated	2%

(4)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, a composite rating is utilized. The composite is calculated by taking the average of the existing ratings, rounded down to the lower rating in case the composite is between two ratings. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LOW DURATION MUNICIPAL BOND FUND
Fund objective:
The Frost Low Duration Municipal Bond Fund (the “Fund”) seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation.
Portfolio strategy
o	During the quarter, the fund produced a total return of 1.29% (Institutional Class Shares) and 1.02% (Class A Shares), versus 2.13% for its benchmark index — the Barclays Capital 3-year Municipal Bond Index.

o	The annualized income distribution yield during the period for the Fund was 1.70%.

o	The following characteristics contributed to returns in the quarter:
•	Interest income was the main contributor to the overall return of the fund;

•	The decline in interest rates in the period contributed to a rise in valuations for many securities held in the fund;

•	The fund’s average maturities and duration were less than the benchmark. This defensive interest rate position was the main detraction in the fund’s performance relative to the benchmark, as aggregate interest rates in the short-end of the yield curve declined in the quarter.
Market commentary
We plan to keep the fund’s average maturity and duration profile positioned for higher interest rates down the road. Our view is that aggregate rates on the short-end of the yield curve are not expected to increase meaningfully over the next several quarters and we have been slowly increasing the average maturities for this fund. We expect that even with this recent increase in the maturities within the fund, the overall profile of the fund’s interest rate risk should be lower than that of its benchmark.

We plan on maintaining a significant allocation to Texas securities and underweight allocation to securities of issuers from geographies with weaker fiscal conditions. We remain focused on the long-term negative trends in financial strength for many local municipalities from harder hit regions of the country. We are maintaining a conservative credit position for this fund.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Barclays Capital 3 Year Municipal Bond Index is a broad based market index. To be included, bonds must have minimum credit rating of Baa; outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million, have a dated date after December 31, 1990 and be at least one year from their maturity date. Investors.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LOW DURATION MUNICIPAL BOND FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

(2)	Class A Shares commenced operations on August 28, 2008.

(3)	Reflects 2.75% sales charge.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is August 31, 2004 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to August 28, 2008, the performance for Class A Shares was that of Institutional Class Shares less 12b-1 fees applicable to Class A Shares.
Bond Credit Quality as of July 31, 2011

Percentage of
Credit Rating†	Total Investments

AAA	41%
AA	30%
A	17%
BBB	5%
BB	4%
Not Rated	3%

†	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, a composite rating is utilized. The composite is calculated by taking the average of the existing ratings, rounded down to the lower rating in case the composite is between two ratings. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST KEMPNER TREASURY AND INCOME FUND
Fund objective:
The Frost Kempner Treasury and Income Fund’s (the “Fund”) investment objective is to provide a high level of current income and preservation of capital through investment in full faith and credit U.S. Government obligations.
Market commentary
During the year, the Fed maintained a very low interest rate structure. The long-term rates came down even further during the 12 month period as the Fed kept its foot on the accelerator for stimulus purposes. Once again this led to increases in prices of both fixed-rate treasuries and somewhat more so, TIPS (Treasury Inflation-Protected Securities).
TIPS premiums were again squeezed in during the July 2010 to July 2011 period. As a result we have been slight sellers of TIPS during this period to lock in what we think are unnecessarily high prices.
Portfolio strategy
The market is measured by Barclays Capital U.S. Treasury Bond Index, which returned 3.39% in the July ‘10 — July ‘11 period. The Fund returned 9.08% during the same 12 months. This makes two years in a row that the Fund has had a return over twice the Barclay’s Treasury Bond Index.
We still expect inflation to return long-term because we maintain a somewhat more optimistic view of the economy than many. We believe we are in a typical soft patch that has been characteristic of every recovery, with the exception of one, since 1974. Present discussions of deflation and the new normal will prove unfounded going forward.
We are now 100% invested in TIPS, except for those we have sold because we felt prices had gone ahead of themselves. We are now some 35% in short-term cash waiting for what we believe will be an inevitable interest rate increase sometime in the next year or so. We believe this shift to a full portfolio of TIPS is one of the ways that people investing in short- and long-term full faith and credit Treasury bonds will be able to protect the value of their principal against inflation and have positive total return in the next three-to-five years.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Barclays Capital U.S. Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations with a remaining maturity of one year or more.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST KEMPNER TREASURY AND INCOME FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is November 30, 2006. (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LKCM MULTI-CAP EQUITY FUND
Fund objective:
The Frost LKCM Multi-Cap Equity Fund (the “Fund”) seeks to maximize long-term capital appreciation.
Portfolio strategy
For the year ended July 31, 2011, the Fund outperformed its benchmark, the S&P 500 Index, advancing 27.84% versus a 19.65% advance for the S&P 500 Index. For three of the past four fiscal years the Fund has outperformed its benchmark. For the two and three years ended July 31 and since inception, the Fund has outperformed the S&P 500 Index on a cumulative and annualized basis. The outperformance this past fiscal year was driven by both strong sector allocation and stock selection.
During the year ended July 31, 2011, the Fund’s performance benefited from stock selection in the Industrial and Energy sectors and was hurt by stock selection relative to the benchmark in the Consumer Staple sector. Sector allocation decisions helped overall performance in the Energy sectors and were hurt by the allocation in the Consumer Discretionary sector.
Market commentary
We believe the current correction in the bull market which began in March 2009 relates primarily to the difficult situation in Europe and concerns over the likely sustainability and magnitude of the economic expansion. As a result of the recent market decline, we believe overall valuations are reasonable given the continued low level of inflation and interest rates.
Our economic analysis leads us to concede the period of upside earnings surprises is probably behind us and as a result those with a higher predictability of earnings are more likely to outperform. We continue to expect more growth oriented securities to outperform value oriented issues as the economic cycle develops. The lack of further monetary and fiscal tools to stimulate the economy continues to worry investors but we believe that a double dip recession is unlikely and that investors will soon begin to focus on the outstanding financial characteristics of corporate balance sheets, even with reduced confidence in earnings growth. Although we believe that growth in corporate profits will slow during the coming quarters we continue to expect downside to earnings projections are not likely to be meaningful for 2012 and with the stock market selling at 11.5x this year’s projected earnings with ten year Treasury securities yielding approximately 2% the stock market is underpriced.
It is our view at LKCM that the stock market will continue to rotate toward predictability of earnings and where management teams have demonstrated a prudent use of cash flows. We continue to believe that inflation is not likely to increase materially until capacity utilization, bank lending, and employment improve materially, and we do not expect this to occur until at least the second half of calendar 2012. As a result, we do not anticipate interest rates will rise in the near term in an amount sufficient to negatively impact the stock market.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LKCM MULTI-CAP EQUITY FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted represents past performance of the Predecessor Fund, a common trust fund managed by The Frost National Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LKCM SMALL-MID CAP EQUITY FUND
Fund objective:
The Frost LKCM Small-Mid Cap Equity Fund (the “Fund”) seeks to maximize long-term capital appreciation.
Portfolio strategy
For the year ended July 31, 2011, the Fund outperformed its benchmark, the Russell 2500 Index, returning 30.43% versus the 25.17% return for the index.
The Fund benefited from solid stock selection during the period. Investments in the Consumer Discretionary, Energy and Technology sectors were highly additive to the Fund’s overall and relative performance, while our Healthcare stocks detracted from the Fund’s performance relative to the benchmark. The Fund also benefited from our sector allocation decisions as we added performance by being overweight the Energy sector, the best performing sector in the benchmark and underweight the Financials sector, the weakest sector in the benchmark. In addition, we also benefited from two of our portfolio companies being acquired during the period. Overall, it was a solid year for the Fund and our high quality investment strategy, and we believe the Fund should be well positioned going forward.
Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio. We believe our consistent investment disciplines have produced a winning strategy.
Market commentary
We believe the current correction in the bull market which began in March 2009 relates primarily to the difficult situation in Europe and concerns over the likely sustainability and magnitude of the economic expansion. As a result of the recent market decline, we believe overall valuations are reasonable given the continued low level of inflation and interest rates.
It is our view at LKCM that the stock market will continue to rotate toward predictability of earnings and where management teams have demonstrated a prudent use of cash flows. We continue to believe that inflation is not likely to increase materially until capacity utilization, bank lending, and employment improve materially, and we do not expect this to occur until at least the second half of calendar 2012. As a result, we do not anticipate interest rates will rise in the near term in an amount sufficient to negatively impact the stock market.
We continue to expect more growth oriented securities to outperform value oriented issues as the economic cycle develops. The lack of further monetary and fiscal tools to stimulate the economy continues to worry investors but we believe that a double dip recession is unlikely and that investors will soon begin to focus on the outstanding financial characteristics of corporate balance sheets, even with reduced confidence in earnings growth.
This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Russell 2500 Index is a broad-based securities index featuring 2,500 stocks that cover the small-cap and mid-cap market capitalizations.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

MANAGEMENT DISCUSSION AND FUND PERFORMANCE	FROST LKCM SMALL-MID CAP EQUITY FUND
Growth of a $10,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.
The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.
Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST CORE GROWTH EQUITY FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK† — 91.5%
Consumer Discretionary — 14.2%
Amazon.com*	34,401	$7,654,911
BorgWarner* (A)	67,490	5,373,554
DIRECTV, Cl A* (A)	91,450	4,634,686
Harman International Industries	129,887	5,403,299
O’Reilly Automotive*	75,525	4,493,737
priceline.com*	7,395	3,975,922
Starbucks	119,900	4,806,791
Starwood Hotels & Resorts Worldwide (A)	69,995	3,846,925
Ulta Salon Cosmetics & Fragrance*	53,615	3,379,353
Urban Outfitters*	95,840	3,118,634

		46,687,812

Consumer Staples — 9.8%
Coca-Cola	96,154	6,539,434
Costco Wholesale	78,972	6,179,559
Green Mountain Coffee Roasters* (A)	49,184	5,112,677
PepsiCo	70,344	4,504,830
Philip Morris International	140,767	10,018,387

		32,354,887

Energy — 11.0%
Anadarko Petroleum	70,985	5,860,521
EOG Resources (A)	40,628	4,144,056
Exxon Mobil	79,415	6,336,523
Halliburton	64,360	3,522,423
Peabody Energy	49,270	2,831,547
Schlumberger	95,513	8,631,510
Suncor Energy	130,655	4,993,634

		36,320,214

Description	Shares	Value

Financials — 3.9%
BlackRock, Cl A	18,361	$3,276,704
Invesco	125,189	2,776,692
JPMorgan Chase	65,932	2,666,949
MetLife	103,799	4,277,557

		12,997,902

Health Care — 4.5%
Allergan	63,618	5,172,779
Celgene*	108,582	6,438,913
CR Bard (A)	32,920	3,248,546

		14,860,238

Industrials — 12.8%
Cummins	67,443	7,073,422
Deere	88,860	6,976,398
Emerson Electric	60,920	2,990,563
FedEx	51,318	4,458,508
Lincoln Electric Holdings	137,805	4,715,687
PACCAR	75,285	3,222,951
Rockwell Automation	69,380	4,978,709
Union Pacific	75,865	7,774,645

		42,190,883

Information Technology — 29.4%
Apple*	51,505	20,111,672
Baidu ADR*	38,010	5,970,231
Cognizant Technology Solutions, Cl A*	99,701	6,966,109
EMC* (A)	262,255	6,839,610
F5 Networks*	30,030	2,807,204
Fortinet*	232,820	4,730,902
Google, Cl A*	14,230	8,590,509
International Business Machines	29,720	5,404,582
Lam Research*	86,360	3,530,397
Mastercard, Cl A	11,643	3,530,740
NetApp* (A)	118,420	5,627,318
Oracle	198,470	6,069,213
QUALCOMM	174,890	9,580,474
Visa, Cl A (A)	41,715	3,568,301
VMware, Cl A*	34,875	3,499,358

		96,826,620

Materials — 5.9%
Albemarle	72,195	4,806,743
BHP Billiton ADR (A)	53,103	4,861,580
Potash Corp. of Saskatchewan	110,836	6,407,429
Praxair	32,104	3,327,258

		19,403,010

Total Common Stock (Cost $218,745,813)		301,641,566

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST CORE GROWTH EQUITY FUND

	Shares/Face
Description	Amount	Value

CASH EQUIVALENTS** — 10.4%
AIM STIT-Government & Agency Portfolio, 0.020%	24,239,780	$24,239,780
Dreyfus Institutional Cash Advantage Fund, 0.101% (B)	587,109	587,109
FFI Select Institutional Fund, 0.097% (B)	3,480,732	3,480,732
Fidelity Institutional Prime Money Market Fund, 0.162% (B)	4,873,024	4,873,024
Invesco AIM Liquid Asset Money Fund, 0.066% (B)	922,394	922,394

Total Cash Equivalents (Cost $34,103,039)		34,103,039

REPURCHASE AGREEMENTS (B) (C) — 8.8%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $11,486,616	$11,486,415	11,486,415
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $8,876,058	8,875,866	8,875,866
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $8,701,945	8,701,829	8,701,829

Total Repurchase Agreements (Cost $29,064,110)		29,064,110

Total Investments — 110.7% (Cost $281,912,962)		$364,808,715

Percentages are based on Net Assets of $329,617,712.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of July 31, 2011.

†	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $37,869,728.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $38,927,369.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.
ADR — American Depositary Receipt
Cl — Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST DIVIDEND VALUE EQUITY FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 94.0%
Consumer Discretionary — 3.7%
McDonald’s	55,105	$4,765,480
Nordstrom (A)	64,610	3,240,838
Yum! Brands	57,337	3,028,540

		11,034,858

Consumer Staples — 6.3%
Coca-Cola	93,078	6,330,235
Kellogg	109,181	6,090,116
Philip Morris International	89,053	6,337,902

		18,758,253

Energy — 18.1%
Cenovus Energy (A)	169,470	6,499,175
Chevron (A)	112,685	11,721,494
Ecopetrol ADR (A)	105,180	4,443,855
Exxon Mobil	36,823	2,938,107
Penn West Petroleum (A)	186,205	4,154,234
Schlumberger	74,547	6,736,812
Seadrill (A)	312,190	10,851,724
Total ADR	122,570	6,627,360

		53,972,761

Financials — 17.9%
American Express	62,400	3,122,496
Ameriprise Financial	143,550	7,766,055
BB&T (A)	230,194	5,911,382
East West Bancorp	151,550	2,812,768
Greenhill (A)	63,965	2,817,019

Description	Shares	Value

HSBC Holdings ADR	56,054	$2,739,359
JPMorgan Chase	189,825	7,678,421
NYSE Euronext	214,080	7,163,117
PNC Financial Services Group	108,995	5,917,338
Sun Life Financial	266,591	7,384,571

		53,312,526

Health Care — 13.0%
Becton Dickinson	34,820	2,911,300
Cardinal Health	102,345	4,478,617
Humana	75,851	5,656,968
Medtronic	220,431	7,946,537
Merck	210,114	7,171,191
Novartis ADR (A)	98,250	6,012,900
Teva Pharmaceutical Industries ADR	98,047	4,572,912

		38,750,425

Industrials — 11.2%
Emerson Electric	110,450	5,421,990
General Electric	249,115	4,461,650
Honeywell International	168,780	8,962,218
Norfolk Southern	78,390	5,934,123
Ryder System	52,487	2,956,068
United Technologies	69,607	5,766,244

		33,502,293

Information Technology — 7.7%
Corning	335,923	5,344,535
Maxim Integrated Products	135,600	3,113,376
Molex (A)	125,590	2,948,853
SAP ADR (A)	78,596	4,905,177
Telefonaktiebolaget LM Ericsson ADR (A)	543,090	6,788,625

		23,100,566

Materials — 6.3%
Air Products & Chemicals	33,463	2,969,172
BHP Billiton ADR (A)	49,924	4,570,542
Dow Chemical	156,375	5,452,796
Freeport-McMoRan Copper & Gold	109,758	5,812,784

		18,805,294

Telecommunication Services — 5.9%
AT&T	146,035	4,272,984
BCE	152,865	5,834,857
Rogers Communications, Cl B (A)	114,430	4,366,649
Vodafone Group ADR	110,511	3,105,359

		17,579,849

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST DIVIDEND VALUE EQUITY FUND

	Shares/
Description	Face Amount	Value

Utilities — 3.9%
American Water Works	262,720	$7,356,160
Aqua America (A)	204,895	4,333,529

		11,689,689

Total Common Stock (Cost $255,159,172)		280,506,514

CASH EQUIVALENTS* — 6.7%
AIM STIT-Government & Agency Portfolio, 0.020%	5,159,078	5,159,078
Dreyfus Institutional Cash Advantage Fund, 0.101% (B)	877,900	877,900
FFI Select Institutional Fund, 0.097% (B)	5,204,711	5,204,711
Fidelity Institutional Prime Money Market Fund, 0.162% (B)	7,286,596	7,286,596
Invesco AIM Liquid Asset Money Fund, 0.066% (B)	1,379,249	1,379,249

Total Cash Equivalents (Cost $19,907,534)		19,907,534

REPURCHASE AGREEMENTS (B) (C) — 14.5%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $17,175,848	$17,175,548	17,175,548
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $13,272,302	13,272,014	13,272,014
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $13,011,952	13,011,778	13,011,778

Total Repurchase Agreements (Cost $43,459,340)		43,459,340

Total Investments — 115.2% (Cost $318,526,046)		$343,873,388

Percentages are based on Net Assets of $298,452,171.

*	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $56,740,016.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $58,207,796.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.
ADR — American Depositary Receipt
Cl — Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST STRATEGIC BALANCED FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 94.9%
Exchange Traded Fund — 62.3%
IQ Hedge Multi-Strategy Tracker ETF (A)	4,578	$126,948
iShares Barclays Aggregate Bond Fund	3,434	371,490
iShares Barclays Intermediate Credit Bond Fund	1,174	126,675
iShares Dow Jones US Oil Equipment & Services Index Fund	2,802	186,921
iShares FTSE/Xinhua China 25 Index Fund (A)	3,996	169,151
iShares iBoxx Investment Grade Corporate Bond Fund (A)	3,215	361,430
iShares Lehman Treasury Inflation-Protected Securities Fund (A)	2,154	245,922
iShares MSCI EAFE Index Fund (A)	5,444	319,291
iShares MSCI Germany Index Fund	11,307	290,816
iShares MSCI Singapore Index Fund	6,169	88,772
iShares MSCI South Korea Index Fund	1,449	95,170
Market Vectors Russia ETF (A)	4,148	163,846
SPDR S&P 500 Trust	14,642	1,889,550
Vanguard Large Cap Fund	30,471	1,808,454
Vanguard Mega Cap 300 Fund (A)	6,939	306,565
Vanguard Mid Cap Fund	4,695	364,614
Vanguard MSCI Emerging Markets ETF	5,459	263,997
Vanguard Small Cap Value Fund	2,832	191,868

		7,371,480

Open-End Fund — 29.0%
Cohen & Steers Institutional Global Realty Shares	6,034	130,445
Cohen & Steers Institutional Realty Shares	3,038	128,735
Frost Total Return Bond Fund, Institutional Shares**	73,222	783,472
Ivy High Income Fund	52,080	438,515
Mainstay Convertible Fund	16,755	275,445
PIMCO Total Return Fund	95,157	1,056,246
Templeton Global Bond Fund	44,424	621,940

		3,434,798

	Shares/
Description	Face Amount	Value

Closed-End Fund — 3.6%
Eaton Vance Senior Floating-Rate Fund	18,312	$270,102
Macquarie Global Infrastructure
Total Return Fund	8,517	151,858

		421,960

Total Registered Investment Companies (Cost $10,748,009)		11,228,238

COMMON STOCK — 2.0%

Materials — 2.0%
BHP Billiton ADR (A)	2,506	229,425

Total Common Stock (Cost $194,817)		229,425

CASH EQUIVALENTS* — 6.3%
AIM STIT-Government & Agency Portfolio, 0.020%	358,657	358,657
Dreyfus Institutional Cash Advantage Fund, 0.101% (B)	23,226	23,226
Federated Prime Obligation Fund, 0.097% (B)	137,696	137,696
Fidelity Institutional Prime Money Market Fund, 0.162% (B)	192,775	192,775
Invesco AIM Liquid Asset Money Fund, 0.066% (B)	36,489	36,489

Total Cash Equivalents (Cost $748,843)		748,843

REPURCHASE AGREEMENTS (B) (C) — 9.7%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $454,405	$454,397	454,397
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $351,133	351,125	351,125
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $344,245	344,240	344,240

Total Repurchase Agreements (Cost $1,149,762)		1,149,762

Total Investments — 112.9% (Cost $12,841,431)		$13,356,268

Percentages are based on Net Assets of $11,826,900.

*	Rate shown is the 7-day effective yield as of July 31, 2011.

**	Affiliated Investment is a registered investment company which is managed by the Adviser or an affiliate of the Adviser or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2011 are as follows:

Balance of Shares	Value of Shares Held		Realized
Held as of 7/31/2011	as of 7/31/2011	Dividend Income	Gain/Loss
73,222	$783,472	$25,371	$1,714
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST STRATEGIC BALANCED FUND

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $1,497,795.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $1,539,948.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.

ADR — American Depositary Receipt

EAFE — Europe, Australasia, and Far East

ETF — Exchange Traded Fund

FTSE— Financial Times and the London Stock Exchange

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST DIVERSIFIED STRATEGIES FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 92.1%
Exchange Traded Fund — 78.8%
Consumer Staples Select Sector SPDR Fund	10,649	$327,989
Health Care Select Sector SPDR Fund	5,035	171,945
IQ Global Resources ETF	7,211	220,946
IQ Hedge Macro Tracker ETF	13,182	372,260
IQ Hedge Multi-Strategy Tracker ETF	26,381	731,545
IQ Merger Arbitrage ETF	10,344	259,945
iShares Barclays Treasury Inflation-Protected Securities Bond Fund	1,638	187,010
iShares Dow Jones Select Dividend Index (A)	17,232	884,691
iShares iBoxx Investment Grade Corporate Bond Fund (A)	4,852	545,462
iShares MSCI EAFE Index Fund (A)	19,090	1,119,628
iShares MSCI Emerging Markets Index Fund (A)	10,543	497,102
iShares MSCI Pacific ex-Japan Index Fund (A)	16,551	775,911
iShares S&P Europe 350 Index Fund (A)	16,908	677,842
iShares S&P Global Energy Sector Index Fund (A)	5,378	223,994
iShares S&P Global Timber & Forestry Index Fund	2,137	89,327
iShares S&P Latin America 40 Index Fund (A)	3,623	179,194
iShares S&P MidCap 400 Index Fund (A)	4,118	387,710
iShares S&P SmallCap 600 Index Fund (A)	5,820	413,395
Jefferies TR/J CRB Global Commodity Equity Index Fund (A)	9,361	468,705
Market Vectors Agribusiness ETF (A)	2,100	113,673
PowerShares Emerging Markets Infrastructure Portfolio	3,419	174,471
PowerShares Emerging Markets Sovereign Debt Portfolio (A)	7,300	200,896
PowerShares Global Listed Private Equity Portfolio	26,508	271,177
ProShares Credit Suisse 130/30 ETF (A)	8,200	485,194
ProShares Hedge Replication ETF	3,050	121,822
ProShares RAFI Long/Short ETF	7,775	305,402
ProShares Short SmallCap 600	951	25,602

	Shares/
Description	Contracts	Value

ProShares Ultra MidCap 400 (A)	700	$47,607
ProShares Ultra S&P 500 (A)	13,300	671,916
ProShares Ultra SmallCap 600 (A)	2,433	118,609
Rydex S&P Equal Weight ETF	11,302	551,085
SPDR Barclays Capital International
Treasury Bond ETF (A)	4,184	262,169
SPDR S&P 500 ETF Trust (A)	12,200	1,574,410
Technology Select Sector SPDR Fund	2,500	64,525

		13,523,159

Open-End Fund — 12.1%
AQR Diversified Arbitrage Fund	68,757	772,825
AQR Managed Futures Strategy Fund	23,155	231,088
ASG Global Alternatives Fund	95,231	1,066,583

		2,070,496

Closed-End Fund — 1.2%
Kayne Anderson MLP Investment Co	7,462	209,011

Total Registered Investment Companies (Cost $16,033,175)		15,802,666

PURCHASED OPTIONS* — 0.8%
iShares Global Energy Sector Put Option, Expires 08/20/11 Strike Price $37	39	—
iShares MSCI EAFE, Put Option, Expires 09/17/11 Strike Price $53	101	7,676
iShares MSCI Emerging Markets Put Option, Expires 09/17/11 Strike Price $41	86	3,182
iShares MSCI Put Option, Expires 10/22/11 Strike Price $41	109	5,450
iShares MSCI Put Option, Expires 09/17/11 Strike Price $51	89	4,895
iShares S&P Europe 350 Put Option, Expires 09/17/11 Strike Price $36	93	2,325
iShares S&P Europe 350 Put Option, Expires 09/17/11 Strike Price $37	38	1,520
iShares S&P Europe 350 Put Option, Expires 12/17/11 Strike Price $36	22	660
iShares S&P Europe 350 Put Option, Expires 09/17/11 Strike Price $38	16	1,040
iShares S&P Latin America 40 Put Option, Expires 09/17/11 Strike Price $49	5	675
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST DIVERSIFIED STRATEGIES FUND

Description	Contracts	Value

iShares S&P MidCap 400 Put Option, Expires 02/18/12 Strike Price $89	23	$10,120
iShares S&P MidCap 400 Put Option, Expires 08/20/11 Strike Price $88	18	1,080
iShares S&P SmallCap 600 Put Option, Expires 08/20/11 Strike Price $64	48	1,200
Jefferies TR/J CRB Global Commodity Put Option, Expires 10/22/11 Strike Price $45	50	3,750
Market Vectors Agribusiness Put Option, Expires 08/20/11 Strike Price $47	18	90
PowerShares Emerging Sovereign Debt Put Option, Expires 09/17/11 Strike Price $24	73	—
Proshares Credit Suisse Put Option, Expires 10/22/11 Strike Price $55	16	1,600
Proshares Ultra S&P 500 Put Option, Expires 09/17/11 Strike Price $47	102	18,666
Proshares Ultra S&P 500 Put Option, Expires 01/21/12 Strike Price $47	10	4,050
Proshares Ultra SmallCap 600 Put Option, Expires 08/20/11 Strike Price $49	17	3,995
SPDR Barclays Put Option, Expires 10/22/11 Strike Price $60	16	160
SPDR Consumer Staple Sector Put Option, Expires 08/20/11 Strike Price $30	53	1,166
SPDR S&P 500 ETF Trust Put Option, Expires 10/22/11 Strike Price $130	113	62,150
SPDR S&P 500 ETF Trust Put Option, Expires 09/17/11 Strike Price $115	15	1,500
SPDR S&P 500 ETF Trust Put Option, Expires 09/17/11 Strike Price $116	15	1,665
SPDR S&P 500 ETF Put Option, Expires 09/17/11 Strike Price $114	78	7,176

Total Purchased Options (Cost $176,066)		145,791

	Shares/
Description	Contracts	Value

CASH EQUIVALENT** — 10.9%
AIM STIT — Liquid Assets Portfolio, 0.020%	1,865,134	$1,865,134

Total Cash Equivalent (Cost $1,865,134)		1,865,134

Total Investments — 103.8% (Cost $18,074,375)		$17,813,591

WRITTEN OPTIONS* — (0.9)%
iShares Dow Jones Select Dividend Call Option, Expires 12/17/11, Strike Price $55	(105)	(6,300)
iShares S&P Global Energy Sector Call Option, Expires 08/20/11, Strike Price $43	(39)	(5,070)
iShares iBoxx Call Option, Expires 09/17/11, Strike Price $113	(38)	(1,330)
iShares iBoxx Call Option, Expires 09/17/11, Strike Price $112	(10)	(1,050)
iShares MSCI Emerging Markets Call option, Expires 09/17/11, Strike Price $49	(86)	(7,310)
iShares MSCI Pacific ex-Japan Index Fund Call Option, Expires 09/17/11, Strike Price $61	(190)	(19,000)
iShares MSCI Pacific ex-Japan Index Fund Call Option, Expires 10/22/11, Strike Price $50	(39)	(3,705)
iShares MSCI Pacific ex-Japan Index Fund Call Option, Expires 10/22/11, Strike Price $49	(126)	(16,380)
iShares S&P Europe 350 Call Option, Expires 12/17/11, Strike Price $43	(22)	(11,000)
iShares S&P Europe 350 Call Option, Expires 09/17/11, Strike Price $41	(147)	(18,375)
iShares S&P Latin America 40 Call Option, Expires 09/17/11, Strike Price $58	(5)	(75)
iShares S&P Latin America 40 Call Option, Expires 08/20/11, Strike Price $53	(10)	(100)
iShares S&P Latin America 40 Call Option, Expires 08/20/11, Strike Price $51	(20)	(1,000)
iShares S&P MidCap 400 Call Option, Expires 02/18/12, Strike Price $104	(14)	(4,340)
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

FROST DIVERSIFIED STRATEGIES FUND

Description	Contracts	Value

iShares S&P MidCap 400 Call Option, Expires 08/20/11, Strike Price $103	(27)	$(540)
iShares S&P SmallCap 600 Call Option, Expires 08/20/11, Strike Price $75	(48)	(1,920)
Jefferies TR/J CRB Global Commodity Call Option, Expires 10/22/11, Strike Price $55	(64)	(6,080)
Market Vectors Agribusiness Call Option, Expires 08/20/11, Strike Price $56	(21)	(630)
ProShares Credit Suisse 130/30 Call Option, Expires 10/22/11, Strike Price $62	(22)	(1,980)
Proshares Credit Suisse Call Option, Expires 10/22/11, Strike Price $64	(60)	(2,400)
Proshares Ultra MidCap 400 Call Option, Expires 08/20/11, Strike Price $78	(7)	(3,290)
Proshares Ultra S&P 500 Call Option, Expires 08/20/11, Strike Price $57	(20)	(440)
Proshares Ultra S&P 500 Call Option, Expires 01/21/12, Strike Price $58	(10)	(2,840)
Proshares Ultra S&P 500 Call Option, Expires 09/17/11, Strike Price $55	(102)	(13,770)
Proshares Ultra SmallCap 600 Call Option, Expires 09/17/11, Strike Price $53	(24)	(5,760)
SPDR Barclays Capital International Call Option, Expires 10/22/11, Strike Price $64	(16)	(1,200)
SPDR Consumer Staple Sector Call Option, Expires 08/20/11, Strike Price $32	(53)	(530)
SPDR Consumer Staple Sector Call Option, Expires 08/20/11, Strike Price $30	(53)	(5,830)
SPDR S&P 500 ETF Trust Call Option, Expires 09/17/11, Strike Price $134	(15)	(2,325)
SPDR S&P 500 ETF Trust Call Option, Expires 09/17/11, Strike Price $135	(93)	(11,439)

Total Written Options (Premiums Received $163,847)		$(156,009)

Percentages are based on Net Assets of $17,162,720.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	Underlying security for a written/purchased call/put option.
EAFE — Europe, Australasia and Far East
ETF — Exchange Traded Fund
MLP — Master Limited Partnership
MSCI — Morgan Stanley Capital International
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipts
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 90.2%

Consumer Discretionary — 11.3%
Advance Auto Parts	62,800	$3,452,116
Best Buy (A)	94,100	2,597,160
Gannett	235,500	3,004,980
H&R Block (A)	140,000	2,094,400
Home Depot	100,700	3,517,451
Staples	289,400	4,647,764

		19,313,871

Consumer Staples — 6.9%
Archer-Daniels-Midland	169,800	5,158,524
Avon Products	97,500	2,557,425
Wal-Mart Stores	75,900	4,000,689

		11,716,638

Energy — 4.4%
BP ADR	78,300	3,557,952
ConocoPhillips	15,100	1,087,049
Valero Energy	117,700	2,956,624

		7,601,625

Financials — 18.1%
Allstate	150,600	4,174,632
Annaly Capital Management‡ (A)	248,300	4,166,474
Bank of America	193,830	1,882,089
Barclays ADR (A)	163,800	2,384,928
Fidelity National Financial, Cl A (A)	282,171	4,599,387
Genworth Financial, Cl A*	66,800	555,776

Description	Shares	Value

Lincoln National	35,567	$942,526
Marsh & McLennan (A)	227,800	6,717,822
RenaissanceRe Holdings	34,600	2,407,814
XL Group, Cl A	151,250	3,103,650

		30,935,098

Health Care — 9.4%
Abbott Laboratories	75,000	3,849,000
Becton Dickinson	27,500	2,299,275
Johnson & Johnson	34,400	2,228,776
Novartis ADR (A)	42,200	2,582,640
Teva Pharmaceutical Industries ADR	110,000	5,130,400

		16,090,091

Industrials — 8.2%
Boeing	84,800	5,975,856
Carlisle (A)	12,000	518,760
Dover	73,800	4,462,686
Ingersoll-Rand	42,100	1,575,382
Raytheon	35,000	1,565,550

		14,098,234

Information Technology — 16.2%
Applied Materials	181,100	2,231,152
Black Box	99,456	2,833,502
Computer Sciences	45,500	1,605,240
Hewlett-Packard	154,500	5,432,220
International Business Machines	53,200	9,674,420
Pulse Electronics	377,200	1,576,696
Western Union	224,000	4,347,840

		27,701,070

Materials — 4.4%
Alcoa	87,900	1,294,767
Dow Chemical	126,300	4,404,081
PPG Industries	21,100	1,776,620

		7,475,468

Telecommunication Services — 11.3%
AT&T	306,092	8,956,252
Nippon Telegraph & Telephone ADR	328,100	8,117,194
Verizon Communications	61,300	2,163,277

		19,236,723

Total Common Stock (Cost $171,220,756)		154,168,818

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

	Shares/Face
Description	Amount	Value

CASH EQUIVALENTS** — 11.1%
Dreyfus Institutional Cash Advantage Fund, 0.101% (B)	124,330	$124,330
Federated Prime Obligation Fund, 0.097% (B)	737,101	737,101
Fidelity Institutional Prime Money Market Fund, 0.162% (B)	1,031,943	1,031,943
Invesco AIM Liquid Asset Money Fund, 0.066% (B)	195,332	195,332
STIT-STIC Prime Portfolio, 0.020%	16,915,465	16,915,465

Total Cash Equivalents (Cost $19,004,172)		19,004,171

REPURCHASE AGREEMENTS (B) (C) — 3.6%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $2,432,479	$2,432,436	2,432,436
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $1,879,650	1,879,610	1,879,610
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $1,842,779	1,842,755	1,842,755

Total Repurchase Agreements (Cost $6,154,801)		6,154,801

Total Investments — 104.9% (Cost $196,379,729)		$179,327,790

Percentages are based on Net Assets of $171,016,695.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of July 31, 2011.

‡	Real Estate Investment Trust

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $8,058,823.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $8,243,507.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.
ADR — American Depositary Receipt
Cl — Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST SMALL CAP EQUITY FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 98.0%

Consumer Discretionary — 13.1%
Bally Technologies* (A)	59,830	$2,359,097
Carter’s* (A)	70,000	2,345,000
Dick’s Sporting Goods*	54,099	2,001,663
Francesca’s Holdings*	59,351	1,558,557
Gordmans Stores* (A)	134,508	2,411,729
Hanesbrands*	82,380	2,513,414
Harman International Industries	50,290	2,092,064
Jack in the Box*	103,000	2,340,160
Lions Gate Entertainment* (A)	204,479	1,451,801
Morton’s Restaurant Group*	283,570	1,965,140
Penske Automotive Group (A)	110,180	2,438,283
Saks* (A)	139,532	1,498,574
Teavana Holdings*	75,195	2,120,499
Urban Outfitters*	44,928	1,461,957

		28,557,938

Consumer Staples — 1.4%
Darling International*	12,500	211,000
Diamond Foods (A)	23,842	1,706,849
Fresh Market* (A)	29,711	1,055,632

		2,973,481

Energy — 9.5%
Carrizo Oil & Gas* (A)	43,155	1,657,152
Complete Production Services* (A)	116,489	4,529,092
Forest Oil*	92,470	2,404,220
Gulfmark Offshore, Cl A*	50,000	2,437,000
Key Energy Services*	123,000	2,397,270
Oil States International*	29,000	2,340,300
Superior Energy Services*	55,000	2,281,950
Union Drilling*	228,532	2,548,132

		20,595,116

Description	Shares	Value

Financials — 16.5%
Alterra Capital Holdings (A)	107,520	$2,342,861
American Equity Investment Life Holding (A)	182,960	2,171,735
Aspen Insurance Holdings (A)	84,980	2,200,982
Calamos Asset Management, Cl A	111,770	1,522,307
Cathay General Bancorp (A)	150,880	2,091,197
First Commonwealth Financial	321,690	1,653,487
Hanover Insurance Group	57,220	2,071,936
Horace Mann Educators	72,010	1,048,466
Lazard, Cl A	82,594	2,775,158
National Financial Partners* (A)	212,834	2,411,409
Popular*	822,344	1,973,626
PrivateBancorp, Cl A	187,000	2,204,730
Raymond James Financial	64,346	2,043,629
Reinsurance Group of America, Cl A	39,890	2,321,997
Umpqua Holdings	199,440	2,265,638
West Coast Bancorp* (A)	94,904	1,545,037
WSFS Financial	83,942	3,333,337

		35,977,532

Health Care — 13.3%
Alere* (A)	75,000	2,211,750
Catalyst Health Solutions*	31,350	2,054,365
Cepheid* (A)	56,276	2,124,982
Emdeon, Cl A*	136,150	2,110,325
Health Net*	75,450	2,121,654
ISTA Pharmaceuticals*	303,075	1,506,283
LifePoint Hospitals* (A)	60,700	2,251,970
Magellan Health Services*	47,690	2,484,649
Myriad Genetics*	48,481	1,031,191
NuVasive* (A)	59,922	1,714,968
Par Pharmaceutical* (A)	128,453	4,160,593
Questcor Pharmaceuticals* (A)	21,608	670,928
Salix Pharmaceuticals* (A)	81,503	3,160,686
Viropharma* (A)	77,247	1,396,626

		29,000,970

Industrials — 22.0%
AerCap Holdings*	177,750	2,189,880
Allegiant Travel, Cl A* (A)	61,729	2,656,199
Alliant Techsystems	31,210	2,035,828
AO Smith	48,276	2,002,006
Astec Industries*	51,051	1,915,433
Box Ships*	210,046	2,218,086
Briggs & Stratton (A)	117,070	2,006,580
Cenveo*	557,543	3,228,174
Chicago Bridge & Iron	62,430	2,575,238
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST SMALL CAP EQUITY FUND

Description	Shares	Value

Crane	50,290	$2,329,433
Curtiss-Wright (A)	70,240	2,244,870
Diana Shipping* (A)	51,580	505,484
GATX (A)	63,300	2,495,919
Harsco	80,000	2,192,800
Insituform Technologies, Cl A*	119,140	2,388,757
Keyw Holding* (A)	128,193	1,430,634
Kirby*	41,000	2,391,120
Lennox International	52,800	1,952,544
Spirit Aerosystems Holdings, Cl A*	112,730	2,309,838
Trimas*	70,560	1,691,323
USA Truck*	92,658	1,048,889
Wabtec	35,550	2,293,686
Wesco Aircraft Holdings*	129,954	1,946,711

		48,049,432

Information Technology — 17.6%
Advanced Energy Industries* (A)	208,846	2,215,856
Akamai Technologies*	132,637	3,212,468
Broadridge Financial Solutions	108,390	2,499,473
Compuware*	210,700	2,035,362
Diebold	72,840	2,202,682
Euronet Worldwide* (A)	144,000	2,471,040
Finisar* (A)	118,840	2,025,034
Integrated Silicon Solution*	239,922	2,132,907
Jabil Circuit	118,800	2,175,228
Magnachip Semiconductor*	150,756	1,599,521
Micrel	163,070	1,655,160
Microsemi* (A)	112,740	2,237,889
NICE Systems ADR*	57,828	2,065,616
PMC — Sierra*	313,890	2,194,091
Progress Software* (A)	88,568	2,134,489
Sourcefire* (A)	76,056	1,869,456
Super Micro Computer*	95,110	1,340,100
TriQuint Semiconductor*	296,000	2,225,920

		38,292,292

Materials — 4.6%
Airgas	32,892	2,259,680
Coeur d’Alene Mines* (A)	76,605	2,090,550
Compass Minerals International	26,405	2,079,130
Molycorp* (A)	24,241	1,542,455
Solutia*	97,980	2,100,691

		10,072,506

Total Common Stock (Cost $203,725,712)		213,519,267

	Shares/
Description	Face Amount	Value

CASH EQUIVALENTS** — 6.7%
AIM STIT-Government & Agency Portfolio, 0.020%	4,131,140	$4,131,140
Dreyfus Institutional Cash Advantage Fund, 0.101% (B)	624,543	624,543
Federated Prime Obligation Fund, 0.097% (B)	3,702,659	3,702,659
Fidelity Institutional Prime Money Market Fund, 0.162% (B)	5,183,723	5,183,723
Invesco AIM Liquid Asset Money Fund, 0.066% (B)	981,205	981,205

Total Cash Equivalents (Cost $14,623,270)		14,623,270

REPURCHASE AGREEMENTS (B) (C) — 14.2%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $12,218,989	$12,218,775	12,218,775
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $9,441,986	9,441,781	9,441,781
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $9,256,771	9,256,648	9,256,648

Total Repurchase Agreements (Cost $30,917,204)		30,917,204

Total Investments — 118.9% (Cost $249,266,186)		$259,059,741

Percentages are based on Net Assets of $217,925,681.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $39,988,489.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $41,409,334.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.
ADR — American Depositary Receipt
Cl — Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST INTERNATIONAL EQUITY FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 97.2%

Australia — 1.6%
BHP Billiton	109,628	$4,988,511

Brazil — 2.7%
BM&F BOVESPA	479,210	2,817,429
Embraer ADR	80,300	2,370,456
Natura Cosmeticos	148,800	3,367,952

		8,555,837

Canada — 5.3%
Canadian National Railway	63,700	4,779,001
Canadian Natural Resources	109,180	4,411,105
Cenovus Energy	80,910	3,112,184
Potash Corp. of Saskatchewan	72,467	4,189,317

		16,491,607

China — 5.1%
China Life Insurance	811,900	2,708,625
China Merchants Bank	1,743,080	4,137,729
Industrial & Commercial
Bank of China	6,355,400	4,835,826
Sinopharm Group	973,300	2,834,951
Tencent Holdings	60,504	1,574,436

		16,091,567

Denmark — 2.3%
Novo Nordisk, Cl B	60,060	7,358,022

France — 8.7%
Air Liquide	42,946	5,921,777
BNP Paribas	76,397	4,991,578
Lafarge (A)	58,788	3,158,002

Description	Shares	Value

LVMH Moet Hennessy Louis Vuitton	43,865	$8,065,714
Publicis Groupe	81,844	4,174,826
Vallourec	8,700	889,191

		27,201,088

Germany — 11.8%
Adidas	66,425	4,943,811
Allianz	34,400	4,501,637
Bayer	29,700	2,387,183
Deutsche Bank	82,000	4,539,254
Fresenius Medical Care & KGaA	76,500	5,873,960
SAP	124,738	7,823,798
Siemens	54,300	6,974,684

		37,044,327

Hong Kong — 4.0%
CNOOC	2,795,175	6,247,844
Hong Kong Exchanges and Clearing	297,900	6,150,347

		12,398,191

Ireland — 1.0%
Covidien	60,100	3,052,479

Israel — 2.8%
Check Point Software Technologies*	45,400	2,617,310
Teva Pharmaceutical Industries ADR	135,164	6,304,049

		8,921,359

Japan — 11.6%
Canon	92,936	4,532,579
Dai-ichi Life Insurance	2,079	2,949,914
Fanuc	23,541	4,473,066
KDDI	600	4,463,519
Komatsu	252,680	7,910,011
Mitsubishi UFJ Financial Group	1,070,700	5,458,635
Toyota Motor	156,755	6,432,072

		36,219,796

Mexico — 1.3%
Wal-Mart de Mexico	1,514,780	4,183,912

Netherlands — 5.9%
ArcelorMittal	168,500	5,280,078
ING Groep*	370,300	4,001,805
Schlumberger	82,250	7,432,933
Yandex, Cl A* (A)	48,300	1,689,051

		18,403,867

Norway — 1.0%
Seadrill	86,953	3,041,173

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST INTERNATIONAL EQUITY FUND

Description	Shares	Value

South Korea — 2.2%
Hyundai Motor	30,628	$6,828,824

Spain — 1.6%
Telefonica	223,851	5,002,347

Sweden — 1.6%
Hennes & Mauritz, Cl B	143,784	4,918,643

Switzerland — 6.9%
Credit Suisse Group	137,500	4,971,732
Julius Baer Group	66,405	2,835,563
Nestle	114,800	7,329,056
Novartis	106,587	6,567,742

		21,704,093

Taiwan — 1.8%
HTC	188,160	5,592,008

Turkey — 1.0%
Turkiye Garanti Bankasi	690,400	3,050,814

United Kingdom — 17.0%
ARM Holdings	351,300	3,368,290
BG Group	282,417	6,695,401
British American Tobacco	164,637	7,623,810
Carnival	137,038	4,760,748
Kingfisher	1,127,876	4,679,346
Pearson	170,654	3,289,297
Reckitt Benckiser Group	115,756	6,569,940
SABMiller	98,023	3,677,331
Standard Chartered	241,119	6,167,617
Tesco	1,038,721	6,539,224

		53,371,004

Total Common Stock (Cost $250,491,435)		304,419,469

PREFERRED STOCK — 2.5%
Germany — 2.5%
Volkswagen (Cost $3,616,224)	38,914	7,798,459

CASH EQUIVALENTS** (B) — 0.4%
Dreyfus Institutional Cash Advantage Fund, 0.101%	81,055	81,055
Federated Prime Obligation Fund, 0.097%	480,541	480,541
Fidelity Institutional Prime Money Market Fund, 0.162%	672,758	672,758
Invesco AIM Liquid Asset Money Fund, 0.066%	127,343	127,343

Total Cash Equivalents (Cost $1,361,697)		1,361,697

	Face
Description	Amount	Value

REPURCHASE AGREEMENTS (B) (C) — 1.3%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $1,585,815	$1,585,787	$1,585,787
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $1,225,407	1,225,381	1,225,381
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $1,201,370	1,201,354	1,201,354

Total Repurchase Agreements (Cost $4,012,522)		4,012,522

Total Investments — 101.4% (Cost $259,481,878)		$317,592,147

A summary of the outstanding forward foreign currency contracts held by the Fund at July 31, 2011, is as follows:

	Settlement	Currency	Currency	Unrealized
Counterparty	Date	to Deliver	to Receive	Depreciation

State Street	8/24/11 - 11/9/11	EUR 15,450,800	USD 21,959,517	$(214,415)
Percentages are based on Net Assets of $313,300,166.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $5,145,477.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $5,374,219.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.
ADR — American Depositary Receipt
Cl — Class
EUR — Euro
USD — US Dollar
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LOW DURATION BOND FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

CORPORATE OBLIGATIONS — 26.7%

Consumer Discretionary — 2.6%
AutoZone 6.950%, 06/15/16	$3,000,000	$3,534,507
Macy’s Retail Holdings 5.900%, 12/01/16	3,000,000	3,419,265

		6,953,772

Consumer Staples — 2.7%
Clorox 5.950%, 10/15/17	3,000,000	3,294,387
CVS Caremark 4.875%, 09/15/14	1,000,000	1,108,833
Wal-Mart Stores 2.250%, 07/08/15	2,500,000	2,594,805

		6,998,025

Energy — 2.5%
BP AMI Leasing(A) 5.523%, 05/08/19	3,000,000	3,373,929
Noble Holding International 3.450%, 08/01/15	3,000,000	3,167,619

		6,541,548

Financials — 11.8%
Capital One Financial 7.375%, 05/23/14	3,000,000	3,411,219
Citigroup(B) (C) 0.377%, 03/07/14	10,000,000	9,697,240
Credit Suisse NY MTN 5.000%, 05/15/13	2,000,000	2,128,380
Hartford Financial Services Group 4.000%, 03/30/15	5,000,000	5,196,855
Metropolitan Life Global Funding I(A) 5.125%, 06/10/14	3,000,000	3,291,798

Description	Face Amount	Value

Morgan Stanley(B) 1.853%, 01/24/14	$5,000,000	$4,994,530
ProLogis‡ 5.750%, 04/01/16	2,000,000	2,192,564

		30,912,586

Health Care — 3.8%
Express Scripts 6.250%, 06/15/14	3,000,000	3,371,286
McKesson 5.250%, 03/01/13	3,000,000	3,197,544
Wyeth(C) 5.500%, 02/15/16	3,000,000	3,475,731

		10,044,561

Industrials — 1.4%
Ingersoll-Rand Global Holding 9.500%, 04/15/14	3,000,000	3,607,548

Information Technology — 1.9%
Applied Materials 2.650%, 06/15/16	3,000,000	3,080,391
Fiserv 3.125%, 10/01/15	2,000,000	2,062,830

		5,143,221

Total Corporate Obligations (Cost $67,032,964)		70,201,261

ASSET-BACKED SECURITIES — 21.4%

Automotive — 13.5%
AmeriCredit Automobile Receivables Trust, Ser 2010-3, Cl D 4.980%, 01/08/18	4,000,000	4,260,381
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl C 2.760%, 05/09/16	4,000,000	4,061,477
AmeriCredit Automobile Receivables Trust, Ser 2011-2, Cl D 4.000%, 05/08/17	2,000,000	2,029,652
Chrysler Financial Auto Securitization Trust, Ser 2010-A, Cl D 3.520%, 08/08/16	4,000,000	4,015,974
CPS Auto Trust, Ser 2011-A, Cl A 3.400%, 04/16/18 (A)	2,650,302	2,653,026
DT Auto Owner Trust, Ser 2010-1A, Cl D 5.920%, 09/15/16 (A)	500,000	516,594
DT Auto Owner Trust, Ser 2011-2A, Cl D 4.360%, 12/15/16 (A)	3,500,000	3,533,804
Ford Credit Auto Owner Trust, Ser 2010-B, Cl C 2.770%, 05/15/16	500,000	513,627
Ford Credit Floorplan Master Owner Trust, Ser 2010-5, Cl B 1.820%, 09/15/15 (A)	1,683,000	1,694,999
Hertz Vehicle Financing, Ser 2010-1A, Cl A1 2.600%, 02/25/15 (A)	500,000	511,934
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Rental Car Finance, Ser 2011-1A, Cl B1 4.380%, 02/25/16 (A)	$3,000,000	$3,009,843
Santander Drive Auto Receivables Trust, Ser 2010-3, Cl C 3.060%, 11/15/17	5,000,000	5,037,538
Santander Drive Auto Receivables Trust, Ser 2011-S1A, Cl C 1.890%, 05/15/17 (A)	426,163	425,749
Volkswagen Auto Loan Enhanced Trust, Ser 2011-1, Cl A2 0.670%, 12/20/13	250,000	250,105
World Omni Automobile Lease Securitization Trust, Ser 2011-A, Cl A4 1.780%, 09/15/16	3,000,000	3,034,134

		35,548,837

Credit Cards — 2.4%
Bank of America Credit Card Trust, Ser 2007-A8, Cl A8 5.590%, 11/17/14	2,000,000	2,088,581
GE Capital Credit Card Master Note Trust, Ser 2011-1, Cl A 0.737%, 01/15/17 (B)	2,500,000	2,512,870
World Financial Network Credit Card Master Trust II, Ser 2010-1A, Cl A 4.160%, 09/15/17 (A)	500,000	511,053
World Financial Network Credit Card Master Trust, Ser 2010-A, Cl B 6.750%, 04/15/19	1,000,000	1,111,361

		6,223,865

Other Asset-Backed Securities — 5.5%
CNH Wholesale Master Note Trust, Ser 2011-1A, Cl B 1.837%, 12/15/15 (A) (B)	1,000,000	999,959
DSC Floorplan Master Owner Trust, Ser 2011-1, Cl A 3.910%, 03/15/16 (A)	3,500,000	3,553,441
Marriott Vacation Club Owner Trust, Ser 2009-2A, Cl A 4.810%, 07/20/31 (A)	1,785,877	1,847,196
Sierra Receivables Funding, Ser 2007-2A, Cl A2 1.186%, 09/20/19 (A) (B)	753,348	736,769
Sierra Receivables Funding, Ser 2010-1A, Cl A1 4.480%, 07/20/26 (A)	2,206,666	2,274,797
TAL Advantage, Ser 2011-2A, Cl A 4.310%, 05/20/26 (A)	2,950,000	2,948,696
Textainer Marine Containers, Ser 2011-1A, Cl A 4.700%, 06/15/26 (A)	1,983,333	1,985,813

		14,346,671

Total Asset-Backed Securities (Cost $55,180,507)		56,119,373

Description	Face Amount	Value

U.S. TREASURY OBLIGATIONS — 16.5%
U.S. Treasury Bill 0.040%, 12/22/11(C) (D)	$6,000,000	$5,997,258
U.S. Treasury Inflationary Protection Security 1.250%, 04/15/14	1,067,720	1,141,459
U.S. Treasury Notes
0.750%, 03/31/13 to 09/15/13(C)	11,000,000	11,078,600
0.625%, 12/31/12 to 01/31/13(C)	10,000,000	10,044,725
0.500%, 10/15/13 to 11/15/13	10,000,000	10,026,170
0.375%, 08/31/12	5,000,000	5,004,100

Total U.S. Treasury Obligations (Cost $43,030,296)		43,292,312

MORTGAGE-BACKED SECURITIES — 16.1%

Agency Mortgage-Backed Obligations — 11.6%
GNMA, Ser 2009-108, Cl WG 4.000%, 09/20/38	6,063,632	6,350,708
GNMA, Ser 2009-116, Cl VB 5.000%, 12/20/39	2,078,814	2,126,354
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	8,726,558	9,508,599
GNMA, Ser 2010-80, Cl F 0.586%, 04/20/40 (B)	2,725,494	2,720,887
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	9,675,606	9,931,100

		30,637,648

Non-Agency Mortgage-Backed Obligations — 4.5%
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-6, Cl A4 5.356%, 10/10/45	3,000,000	3,242,513
LB-UBS Commercial Mortgage Trust, Ser 2006-C7, Cl A3 5.347%, 11/15/38	3,000,000	3,231,120
Morgan Stanley Capital I, Ser 2003-IQ4, Cl C 4.270%, 05/15/40	2,000,000	1,964,435
Morgan Stanley Capital I, Ser 2007-T27, Cl A4(B) 5.790%, 06/11/42	3,000,000	3,330,684

		11,768,752

Total Mortgage-Backed Securities (Cost $41,837,732)		42,406,400

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.9%
FFCB
4.820%, 10/12/12	5,500,000	5,791,627
4.400%, 01/03/13	1,935,000	2,044,802
FHLB
6.700%, 07/22/14	500,000	586,949
2.750%, 02/04/21(B)	4,000,000	4,062,380
2.450%, 11/10/17	5,000,000	4,992,150
0.759%, 02/22/16(B)	3,250,000	3,278,073
0.500%, 09/03/11(E)	5,000,000	4,999,955
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LOW DURATION BOND FUND

	Face Amount/
Description	Shares	Value

FNMA 2.200%, 12/28/16	$3,000,000	$3,014,421

Total U.S. Government Agency Obligations (Cost $28,149,779)		28,770,357

MUNICIPAL BONDS — 4.3%
Florida, Hurricane Catastrophe Fund Finance, Ser A, RB(B) Callable 08/15/11 @ 100 0.967%, 10/15/12	2,000,000	1,996,080
New York, Institute of Technology, Ser A, RB 4.799%, 03/01/14	3,400,000	3,533,416
North Carolina, Eastern Municipal Power Agency, Ser C, RB 4.430%, 01/01/14	1,500,000	1,551,975
Oklahoma County, Finance Authority, RB 5.350%, 09/01/15	750,000	827,317
San Antonio, Convention Hotel Finance, Ser B, RB, AMBAC 4.800%, 07/15/13	1,215,000	1,252,143
Will County, Community Unit School District No. 365 Valley View, Ser B, GO 4.750%, 11/01/15	2,000,000	2,185,680

Total Municipal Bonds (Cost $10,834,283)		11,346,611

CASH EQUIVALENTS* — 2.6%
AIM STIT-Government & Agency Portfolio, 0.020%	316,412	316,412
Dreyfus Institutional Cash Advantage Fund, 0.101% (F)	382,320	382,320
Federated Prime Obligation Fund, 0.097% (F)	2,266,617	2,266,617
Fidelity Institutional Prime Money Market Fund, 0.162% (F)	3,173,264	3,173,264
Invesco AIM Liquid Asset Money Fund, 0.066% (F)	600,654	600,654

Total Cash Equivalents (Cost $6,739,267)		6,739,267

REPURCHASE AGREEMENTS — 12.9%
BNP Paribas (F) (G) 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $7,479,968	7,479,837	7,479,837
Goldman Sachs 0.190%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $15,000,238 (collateralized by a FHLB obligation, par value $15,690,000, 4.100%, 10/25/30; with total market value $15,300,000)	15,000,000	15,000,000

Description	Face Amount	Value

HSBC Securities (F) (G) 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $5,779,999	$5,779,874	$5,779,874
Mizuho (F) (G) 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $5,666,619	5,666,543	5,666,543

Total Repurchase Agreements (Cost $33,926,254)		33,926,254

Total Investments — 111.4% (Cost $286,731,082)		$292,801,835

Percentages are based on Net Assets of $262,809,391.

*	Rate shown is the 7-day effective yield as of July 31, 2011.

‡	Real Estate Investment Trust.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2011.

(C)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $24,890,986.

(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(E)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2011. The coupon on a step bond changes on a specified date.

(F)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $25,349,109.

(G)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.
AMBAC — American Municipal Bond Assurance Corporation
Cl — Class
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
MTN — Medium Term Note
RB — Revenue Bond
Ser — Series
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST TOTAL RETURN BOND FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MORTGAGE-BACKED SECURITIES — 31.6%

Agency Mortgage-Backed Obligation — 17.0%
FHLMC
6.000%, 05/01/26 to 11/01/47	$3,887,399	$4,276,566
5.500%, 12/01/37	1,758,002	1,918,067
5.000%, 04/01/21 to 04/01/24	6,031,584	6,530,383
FHLMC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	10,000,000	10,509,121
FHLMC, Ser 2011-3875, Cl GK 2.250%, 06/15/26	7,406,713	7,472,574
FNMA
5.500%, 07/01/36 to 12/01/47	3,902,130	4,213,639
5.000%, 04/01/19 to 05/01/35	9,072,546	9,793,797
4.500%, 02/01/39	7,158,151	7,485,700
3.500%, 10/01/40 to 11/01/40	4,919,356	4,815,643
FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	16,234,680	3,442,336
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	20,411,563	4,898,132
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	21,298,160	5,347,451
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	23,195,611	5,690,816
FNMA, Ser 2005-66, Cl FD 0.487%, 07/25/35 (A)	3,759,841	3,751,588
GNMA 4.500%, 06/15/39	12,337,937	13,198,535
GNMA, Ser 2008-68, Cl DC 5.000%, 01/20/29	840,658	872,462
GNMA, Ser 2009-108, Cl WG 4.000%, 09/20/38	4,458,553	4,669,637
GNMA, Ser 2009-116, Cl VB 5.000%, 12/20/39	2,078,814	2,126,354

		101,012,801

Description	Face Amount	Value

Non-Agency Mortgage-Backed Obligation — 14.6%
Banc of America Commercial Mortgage, Ser 2006-6, Cl A3 5.369%, 10/10/45	$2,500,000	$2,629,724
Banc of America Commercial Mortgage, Ser 2006-6, Cl AJ 5.421%, 10/10/45	5,000,000	3,671,809
Banc of America Commercial Mortgage, Ser 2008-1, Cl B 6.248%, 02/10/51 (A) (B)	500,000	415,995
Banc of America Commercial Mortgage, Ser 2008-1, Cl AJ 6.248%, 02/10/51 (A)	5,000,000	4,352,665
Bear Stearns Commercial Mortgage Securities, Ser 2005-PW10, Cl AJ 5.468%, 12/11/40 (A)	3,000,000	2,389,295
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl AM 5.243%, 12/11/38	3,000,000	2,950,374
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl A3 5.209%, 12/11/38	2,000,000	2,063,494
Bear Stearns Commercial Mortgage Securities, Ser 2006-T22, Cl AM 5.534%, 04/12/38 (A)	1,000,000	1,055,145
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl AJ 5.942%, 06/11/50 (A)	3,000,000	2,393,430
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl AM 5.915%, 06/11/50 (A)	2,000,000	1,950,890
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl J 5.942%, 06/11/50 (A) (B)	1,000,000	140,392
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.437%, 02/25/37 (A)	1,000,000	34,216
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl C 5.729%, 03/15/49 (A)	1,200,000	762,706
Commercial Mortgage Pass Through Certificates, Ser 2010-C1, Cl C 5.797%, 07/10/46 (A) (B)	1,750,000	1,710,473
Credit Suisse First Boston Mortgage Securities, Ser 2001-CF2, Cl G 6.930%, 02/15/34 (B)	865,000	862,452
Credit Suisse First Boston Mortgage Securities, Ser 2005-C4, Cl AJ 5.190%, 08/15/38 (A)	2,000,000	1,896,389
Credit Suisse Mortgage Capital Certificates, Ser 2006-C1, Cl A3 5.422%, 02/15/39 (A)	561,800	592,450
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.557%, 11/10/46 (A) (B)	1,000,000	963,067
Entertainment Properties Trust, Ser 2003-EPR, Cl B 5.734%, 02/15/18 (B)	3,700,000	3,837,946
GE Business Loan Trust, Ser 2007-1A, Cl A 0.357%, 04/16/35 (A) (B)	2,938,727	2,336,381
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl J 5.762%, 03/10/39 (A) (B)	$1,000,000	$122,961
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 6.059%, 02/15/51 (A) (B)	1,000,000	167,786
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl A3 5.420%, 01/15/49	2,850,000	3,024,969
LB-UBS Commercial Mortgage Trust, Ser 2005-C5, Cl A4 4.954%, 09/15/30	2,000,000	2,166,904
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl C 5.350%, 11/15/40 (A)	1,100,000	996,911
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl D 6.242%, 07/15/40 (A)	650,000	352,399
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl B 5.827%, 06/12/50 (A)	250,000	118,891
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl A4 5.827%, 06/12/50 (A)	1,000,000	1,093,505
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-7, Cl A4 5.744%, 06/12/50 (A)	2,000,000	2,151,278
Morgan Stanley Capital I, Ser 2006-HQ9, Cl A3 5.712%, 07/12/44	1,650,000	1,700,646
Morgan Stanley Capital I, Ser 2006-IQ11, Cl AJ 5.734%, 10/15/42 (A)	3,000,000	2,833,696
Morgan Stanley Capital I, Ser 2006-IQ11, Cl A3 5.694%, 10/15/42 (A)	392,567	406,835
Morgan Stanley Capital I, Ser 2006-T23, Cl A3 5.818%, 08/12/41 (A)	1,600,000	1,713,841
Morgan Stanley Capital I, Ser 2007-IQ15, Cl AM 5.879%, 06/11/49 (A)	3,000,000	2,889,909
Morgan Stanley Capital I, Ser 2007-T25, Cl B 5.614%, 11/12/49 (A) (B)	1,750,000	1,358,195
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	5,000,000	4,335,842
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.641%, 06/11/42 (A) (B)	500,000	446,800
Morgan Stanley Capital I, Ser 2008-T29, Cl A4 6.279%, 01/11/43	3,500,000	4,024,835
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.256%, 09/15/47 (A) (B)	2,000,000	1,923,961
Morgan Stanley Dean Witter Capital I, Ser 2003-HQ2, Cl B 5.040%, 03/12/35	200,000	205,611

Description	Face Amount	Value

Morgan Stanley Reremic Trust, Ser 2009-GG10, Cl A4A 5.800%, 08/12/45 (A) (B)	$5,000,000	$5,502,700
Morgan Stanley Reremic Trust, Ser 2011-KEYA, Cl 1B 7.000%, 12/19/40 (A) (B)	8,000,000	7,758,112
Velocity Commercial Capital Loan Trust, Ser 2011-1, Cl NOTE 4.187%, 08/25/40 (A) (B)	4,702,760	4,056,131
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl J 5.829%, 12/15/43 (A) (B)	1,414,000	72,467
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-3, Cl A3 5.750%, 03/25/36	297,736	296,363

		86,730,841

Total Mortgage-Backed Securities (Cost $187,006,766)		187,743,642

CORPORATE OBLIGATIONS — 30.4%

Consumer Discretionary — 4.4%
AutoZone 7.125%, 08/01/18	2,000,000	2,401,964
Best Buy 6.750%, 07/15/13	3,000,000	3,272,778
Lorillard Tobacco 8.125%, 06/23/19	5,000,000	6,006,820
O’Reilly Automotive (C) 4.875%, 01/14/21	5,000,000	5,188,500
Wynn Las Vegas 7.750%, 08/15/20	5,000,000	5,525,000
Yum! Brands 6.250%, 04/15/16	3,000,000	3,488,868

		25,883,930

Consumer Staples — 0.5%
Smithfield Foods 7.750%, 07/01/17	3,000,000	3,172,500

Energy — 4.1%
Anadarko Petroleum (C) 8.700%, 03/15/19	5,000,000	6,555,290
Suncor Energy 6.100%, 06/01/18	3,000,000	3,523,023
Transocean (C) 5.250%, 03/15/13	10,000,000	10,595,910
Valero Energy (C) 9.375%, 03/15/19	3,000,000	3,933,357

		24,607,580

Financials — 14.3%
Aflac (C) 8.500%, 05/15/19	5,000,000	6,314,425
Bank of America MTN (C) (D) 5.250%, 03/12/13	5,000,000	4,967,655
Barclays Bank MTN (A) 6.000%, 01/14/21	5,000,000	4,947,625
BioMed Realty‡ 6.125%, 04/15/20	2,000,000	2,186,048
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Capital One Bank USA 8.800%, 07/15/19	$5,000,000	$6,288,715
CIT Group (B) 7.000%, 05/04/15	5,000,000	5,012,500
E*Trade Financial 7.875%, 12/01/15	2,500,000	2,556,250
Farmers Exchange Capital (B) 7.050%, 07/15/28	5,947,000	6,280,865
Goldman Sachs Group 3.625%, 02/07/16	3,000,000	3,037,029
GTP Acquisition Partners I (B) 7.628%, 06/15/16	2,500,000	2,537,500
HSBC Finance (A) 0.684%, 06/01/16	3,000,000	2,822,205
Irish Life & Permanent Group Holdings (B) 3.600%, 01/14/13	5,000,000	4,159,080
JPMorgan Chase (C) 6.300%, 04/23/19	3,000,000	3,453,654
Keycorp MTN 6.500%, 05/14/13	5,000,000	5,420,485
Morgan Stanley MTN (A) (C) (D)
5.000%, 06/11/13	5,000,000	4,962,500
2.761%, 05/14/13	5,000,000	5,096,485
Nisource Finance (C) 10.750%, 03/15/16	3,000,000	3,963,579
PHH 9.250%, 03/01/16	3,000,000	3,285,000
SLM MTN (A) 0.483%, 10/25/11	5,000,000	4,987,755
Wachovia (A) 0.517%, 06/15/17	3,000,000	2,796,291

		85,075,646

Industrials — 0.9%
Level 3 Financing 8.750%, 02/15/17	5,000,000	5,087,500

Information Technology — 0.8%
Corning 6.625%, 05/15/19	4,000,000	4,762,944

Materials — 1.0%
MeadWestvaco 7.375%, 09/01/19	5,000,000	5,710,930

Telecommunication Services — 3.5%
Crown Castle Towers (B) 6.113%, 01/15/20	2,500,000	2,791,792
GTE 6.840%, 04/15/18	2,000,000	2,382,190
News America (B) 4.500%, 02/15/21	2,500,000	2,499,385
Qwest 7.500%, 06/15/23	3,000,000	2,992,500
WCP Wireless Site Funding (B) 6.829%, 11/15/15	10,000,000	10,301,791

		20,967,658

Description	Face Amount	Value

Utilities — 0.9%
Sabine Pass 7.250%, 11/30/13	$5,000,000	$5,112,500

Total Corporate Obligations (Cost $170,019,152)		180,381,188

ASSET-BACKED SECURITIES — 14.0%

Automotive — 7.8%
AmeriCredit Automobile Receivables Trust, Ser 2010-1, Cl C 5.190%, 08/17/15	2,000,000	2,115,350
AmeriCredit Automobile Receivables Trust, Ser 2010-2, Cl E 8.660%, 10/10/17 (B)	3,300,000	3,678,882
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl E 6.400%, 04/09/18 (B)	4,500,000	4,768,230
AmeriCredit Automobile Receivables Trust, Ser 2011-1, Cl E 6.230%, 07/09/18	2,500,000	2,578,488
Avis Budget Rental Car Funding AESOP, Ser 2010-5A, Cl C 5.940%, 03/20/17 (B)	3,000,000	3,046,311
Bush Truck Leasing, Ser 2011-AA, Cl C 5.000%, 09/25/18 (B)	3,260,149	3,252,055
Capital One Prime Auto Receivables Trust, Ser 2007-2, Cl B 5.680%, 06/15/14	128,000	128,257
Carmax Auto Owner Trust, Ser 2007-2, Cl B 5.370%, 03/15/13	350,000	350,671
Carmax Auto Owner Trust, Ser 2008-1, Cl A4A 4.790%, 02/15/13	26,204	26,583
CPS Auto Trust, Ser 2007-B, Cl A4 5.600%, 01/15/14 (B)	34,252	34,715
CPS Auto Trust, Ser 2011-A, Cl D 10.000%, 04/16/18 (B)	950,000	923,278
DT Auto Owner Trust, Ser 2009-1, Cl C 10.750%, 10/15/15 (B)	1,624,122	1,708,819
DT Auto Owner Trust, Ser 2010-1A, Cl D 5.920%, 09/15/16 (B)	8,000,000	8,265,502
Harley-Davidson Motorcycle Trust, Ser 2006-3, Cl B 5.430%, 11/15/14	150,000	150,288
Harley-Davidson Motorcycle Trust, Ser 2007-1, Cl C 5.540%, 04/15/15	630,000	636,372
JPMorgan Auto Receivables Trust, Ser 2008-A, Cl B 5.220%, 07/15/15 (B)	8,919	8,949
Navistar Financial Owner Trust, Ser 2010-A, Cl C 6.160%, 05/18/18 (B)	10,000,000	10,526,930
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Santander Drive Auto Receivables Trust, Ser 2011-1, Cl D 4.010%, 02/15/17	$4,000,000	$4,010,094

		46,209,774

Credit Cards — 1.2%
Charming Shoppes Master Trust, Ser 2007-1A, Cl A1 1.437%, 09/15/17 (A) (B)	2,500,000	2,506,275
World Financial Network Credit Card Master Trust II, Ser 2010-1, Cl C 7.000%, 09/15/17 (B)	3,850,000	4,040,955
World Financial Network Credit Card Master Trust, Ser 2006-A, Cl B 0.537%, 02/15/17 (A) (B)	750,000	712,687

		7,259,917

Other Asset-Backed Securities — 5.0%
321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	5,400,000	5,742,486
AH Mortgage Advance Trust, Ser SART-1, Cl C1 5.920%, 05/10/43 (B)	1,000,000	1,015,000
CIT Equipment Collateral, Ser 2010-VT1A, Cl D 7.330%, 09/15/17 (B)	2,200,000	2,274,949
Marriott Vacation Club Owner Trust, Ser 2006-1A, Cl C 6.125%, 04/20/28 (B)	77,586	79,526
Marriott Vacation Club Owner Trust, Ser 2006-2A, Cl D 6.010%, 10/20/28 (B)	56,533	57,133
Sierra Receivables Funding, Ser 2007-2A, Cl A2 1.186%, 09/20/19 (A) (B)	4,017,855	3,929,436
Sierra Receivables Funding, Ser 2010-2A, Cl B 5.310%, 11/20/25 (B)	2,156,579	2,174,830
Sierra Receivables Funding, Ser 2011-1A, Cl C 6.190%, 04/20/26 (B)	6,731,047	6,898,027
Silverleaf Finance, Ser 2010-A, Cl C 10.000%, 07/15/22 (B)	2,228,854	2,026,260
Silverleaf Finance, Ser 2010-B, Cl B 8.475%, 05/16/22 (B)	2,610,243	2,608,406
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	3,000,000	3,000,010

		29,806,063

Total Asset-Backed Securities (Cost $80,617,319)		83,275,754

Description	Face Amount	Value

MUNICIPAL BONDS — 7.9%
City of Detroit Michigan, Ser A-1, GO, AMBAC
Callable 10/01/15 @ 100 5.150%, 04/01/25	$5,000,000	$3,450,400
City of San Antonio Texas, Ser B, RB, AGM 4.861%, 07/01/18	2,000,000	2,098,540
County of Hidalgo Texas, GO, AGM Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	514,760
Dallas-Fort Worth International Airport Facilities Improvement, Ser 2001-B-1, RB 7.000%, 01/01/16	5,000,000	5,182,000
Dublin Unified School District, GO 4.761%, 05/01/16	1,500,000	1,563,105
Jefferson County, Ser A, GO Callable 09/02/11 @ 100 7.700%, 05/15/16	1,075,000	1,077,129
Maricopa County Unified School District No. 69 Paradise Valley, GO, Callable 07/01/21 @ 100 6.000%, 07/01/26	1,000,000	1,067,480
North Texas Tollway Authority, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	3,000,000	3,282,870
Rhode Island Health & Educational Building, Ser A, RB, Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,195,200
San Juan Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	4,400,000	4,366,868
State of California, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,430,050
State of Illinois, GO 7.350%, 07/01/35	3,000,000	3,364,440
State of Ohio, RB 5.311%, 04/01/19	5,000,000	5,406,450
Texas State Public Finance Authority Charter School Finance, RB 8.125%, 02/15/27	1,900,000	1,964,752
Texas State Public Finance Authority Charter School Finance, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,750,000	1,816,640
University of Texas System, Ser D, RB 5.134%, 08/15/42	3,000,000	3,085,230

Total Municipal Bonds (Cost $44,852,587)		46,865,914

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

U.S. TREASURY OBLIGATIONS — 5.2%
U.S. Treasury Inflationary Protection Security 1.125%, 01/15/21	$5,164,850	$5,563,917
U.S. Treasury Notes
2.750%, 02/28/18 (C)	5,000,000	5,247,655
2.375%, 05/31/18 (C)	10,000,000	10,206,300
1.375%, 11/30/15	5,000,000	5,061,330
1.250%, 10/31/15	5,000,000	5,040,625

Total U.S. Treasury Obligations (Cost $30,181,290)		31,119,827

COLLATERALIZED DEBT OBLIGATIONS — 3.3%
OHA Intrepid Leveraged Loan Fund, Ser 2011-1A, Cl A 2.040%, 04/20/21 (A) (B)	10,000,000	10,010,000
Symphony CLO, Ser 2011-7A, Cl D 3.708%, 07/28/21 (A) (B)	5,000,000	4,587,500
Symphony CLO, Ser 2011-7A, Cl B 2.408%, 07/28/21 (A) (B)	5,000,000	4,967,500

Total Collateralized Debt Obligations (Cost $19,651,282)		19,565,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.3%
Federal Agricultural Mortgage Corporation 5.100%, 03/10/25	7,500,000	8,085,743
HUD 6.980%, 08/01/14	740,000	749,405
Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,282,535

Total U.S. Government Agency Obligations (Cost $13,197,888)		14,117,683

COMMERCIAL PAPER — 1.7%
Banco Bilbao Vizcaya Argentaria 0.500%, 08/05/11 (B)	500,000	499,974
Barton Capital 0.200%, 08/19/11 (B)	500,000	499,968
BMW US Capital
0.300%, 08/02/11 (B)	475,000	474,986
0.290%, 08/03/11 (B)	500,000	499,985
Commerzbank US Finance 0.160%, 08/15/11	500,000	499,961
Deutsche Telekom
0.350%, 08/25/11	500,000	499,896
0.340%, 08/11/11	500,000	499,954
Kraft Foods 0.170%, 08/16/11 (B)	500,000	499,934
Liberty Street Funding
0.140%, 08/18/11 (B)	500,000	499,944
0.120%, 08/01/11 (B)	500,000	499,992
0.110%, 08/04/11 (B)	500,000	499,983
Nationwide Life Insurance 0.180%, 08/04/11 (B)	625,000	624,985
Old Line Funding 0.130%, 08/24/11 (B)	500,000	499,968

	Face Amount/
Description	Shares	Value

Starbird Funding 0.170%, 08/23/11 (B)	$500,000	$499,931
VW Credit 0.290%, 08/08/11 (B)	500,000	499,965
Weatherford International
0.851%, 08/10/11 (B)	500,000	499,928
0.850%, 08/09/11 (B)	500,000	499,934
White Point Funding
0.300%, 08/17/11	500,000	499,947
0.250%, 08/05/11 to 08/22/11	1,000,000	999,914

Total Commercial Paper (Cost $10,099,157)		10,099,149

CASH EQUIVALENTS* — 1.9%
AIM STIT-Government & Agency Portfolio, 0.020%	2,146,824	2,146,824
Dreyfus Institutional Cash Advantage Fund, 0.101% (E)	543,198	543,198
Federated Prime Obligation Fund, 0.097% (E)	3,220,401	3,220,401
Fidelity Institutional Prime Money Market Fund, 0.162% (E)	4,508,561	4,508,561
Invesco AIM Liquid Asset Money Fund, 0.066% (E)	853,406	853,406

Total Cash Equivalents (Cost $11,272,390)		11,272,390

REPURCHASE AGREEMENTS — 9.6%
BNP Paribas (E) (F) 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $10,627,508	10,627,322	10,627,322
Goldman Sachs 0.190%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $30,000,468 (collateralized by a FHLB, par value $31,375,000, 4.100%, 10/25/30; with total market value $30,600,000)	30,000,000	30,000,000
HSBC Securities (E) (F) 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $8,212,199	8,212,021	8,212,021
Mizuho (E) (F) 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $8,051,109	8,051,001	8,051,001

Total Repurchase Agreements (Cost $56,890,344)		56,890,344

Total Investments — 107.9% (Cost $623,788,175)		$641,330,891

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST TOTAL RETURN BOND FUND
Percentages are based on Net Assets of $594,397,893.

*	Rate shown is the 7-day effective yield as of July 31, 2011.

‡	Real Estate Investment Trust

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2011.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $35,244,956.

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2011. The coupon on a step bond changes on a specified date.

(E)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $36,015,910.

(F)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.
AESOP — Auto Employee Stock Ownership Plan
AGM — Assured Guarantee Municipal
AMBAC — American Municipal Bond Assurance Corporation
Cl — Class
CLO — Collateralized Loan Obligation
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
HUD — Department of Housing and Urban Development
IO — Interest Only — face amount represents notional amount
MTN — Medium Term Note
RB — Revenue Bond
Ser — Series
STRIPS — Separately Traded Registered Interest and Principal Securities
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST MUNICIPAL BOND FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MUNICIPAL BONDS — 95.6%

Alaska — 1.3%
Alaska State, Municipal Bond Bank Authority, Ser A, RB, AMBAC 4.000%, 02/01/12	$1,000,000	$1,018,870
Anchorage, Ser D, GO, National-RE Callable 06/01/15 @ 100 5.000%, 06/01/18	1,000,000	1,122,170

		2,141,040

California — 1.7%
San Francisco City & County, Unified School District, Proposed A Election 2003, Ser C, GO, National-RE Callable 06/15/16 @ 100 4.000%, 06/15/18	1,500,000	1,616,025
State of California, GO Callable 04/01/19 @ 100 6.000%, 04/01/35	1,000,000	1,086,100

		2,702,125

Colorado — 5.3%
Adams County, School District No. 14, GO, FSA Callable 12/01/16 @ 100 5.125%, 12/01/31	1,000,000	1,040,780
Boulder Valley School District No. Re-2 Boulder, Ser B, GO, State Aid Withholding 4.000%, 12/01/18	2,000,000	2,272,800

Description	Face Amount	Value

City of Colorado Springs Colorado, Sub-Ser A, RB Callable 08/02/11 @ 100 1.650%, 11/01/23	$1,500,000	$1,500,000
Denver City & County, Board of Water Commission, Ser A, RB, AGM Callable 06/01/13 @ 100 4.750%, 12/01/17	1,570,000	1,643,884
Highlands Ranch, Metropolitan District No. 2, GO, National-RE FGIC Callable 06/15/15 @ 100 4.100%, 06/15/18	1,000,000	1,056,700
Pueblo City Schools, GO, State Aid Withholding 3.000%, 12/15/13	1,000,000	1,056,070

		8,570,234

District of Columbia — 1.1%
District of Columbia, Ser A, GO, AGM-CR FGIC Callable 06/01/17 @ 100 4.750%, 06/01/31	1,750,000	1,753,430

Florida — 3.2%
Florida Housing Finance, Ser A, RB, GNMA, FNMA, FHLMC Callable 01/01/20 @ 100 5.000%, 07/01/28	1,975,000	2,134,738
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	1,965,820
Florida State, Hurricane Catastrophe Fund, Ser A, RB 5.000%, 07/01/12	1,000,000	1,041,790

		5,142,348

Georgia — 1.3%
De Kalb County, Special Transportation, Parks & Greenspace Project, GO Callable 12/01/15 @ 100 5.000%, 12/01/18	1,000,000	1,054,770
Georgia State, Ser D, GO Callable 12/01/13 @ 100 4.000%, 12/01/14	1,000,000	1,077,750

		2,132,520

Illinois — 1.3%
City of Chicago Illinois, Ser B, RB Callable 01/01/21 @ 100 5.500%, 01/01/31	1,000,000	1,035,600
Lake County, Community Unit School District No. 116-Round Lake, GO, XLCA Callable 01/15/15 @ 100 5.250%, 01/15/24	1,000,000	1,026,590

		2,062,190

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Indiana — 1.6%
Fairfield, School Building, RB, National-RE, FGIC Callable 01/15/14 @ 100 5.000%, 07/15/17	$1,115,000	$1,178,109
Franklin Township School Building, RB, AMBAC, State Aid Withholding Callable 01/15/17 @ 100 5.000%, 01/15/29	1,300,000	1,332,344

		2,510,453

Iowa — 1.5%
Cedar Rapids, Ser A, GO Callable 06/01/15 @ 100 4.000%, 06/01/19	1,200,000	1,264,836
City of Coralville Iowa, Ser C, TA Callable 06/01/17 @ 100 5.000%, 06/01/18	1,125,000	1,214,449

		2,479,285

Louisiana — 1.3%
St. Tammany, Parishwide School District No. 12, GO, National-RE Callable 03/01/15 @ 100 4.000%, 03/01/16	1,000,000	1,071,580
State of Louisiana, Ser A, GO, National-RE FGIC Callable 09/02/11 @ 100 4.625%, 05/15/13	1,000,000	1,003,030

		2,074,610

Maryland — 1.3%
Anne Arundel County, Water & Sewer Authority, Consolidated Water & Sewer Project, GO Callable 04/01/18 @ 100 4.700%, 04/01/36	1,000,000	1,023,480
State of Maryland, Ser A, GO Callable 03/01/17 @ 100 4.000%, 03/01/23	1,000,000	1,048,370

		2,071,850

Massachusetts — 2.6%
Boston, Ser A, GO, National-RE (B) Pre-Refunded @ 100 5.000%, 02/01/13	1,000,000	1,070,030
Massachusetts Bay Transportation Authority, RB (A) Callable 09/01/11 @ 100 1.800%, 03/01/30	2,000,000	2,000,000
Massachusetts State, Ser A, GO (B) Pre-Refunded @ 100 5.000%, 08/01/14	1,000,000	1,126,880

		4,196,910

Description	Face Amount	Value

Michigan — 2.7%
Howell, Public Schools, School Building & Site Project, GO Callable 11/01/13 @ 100 5.000%, 05/01/17	$1,000,000	$1,062,540
Michigan State Building Authority, Ser I, RB, AGM Callable 10/15/13 @ 100 5.250%, 10/15/15	2,000,000	2,178,520
Waterford, School District, GO, National-RE 4.000%, 05/01/12	1,000,000	1,022,640

		4,263,700

Mississippi — 0.7%
Mississippi Development Bank, Public Improvement Project, RB, AMBAC 3.500%, 07/01/14	1,150,000	1,201,853

Nevada — 2.1%
Clark County, School District, Ser A, GO, AGM Callable 06/15/14 @ 100 4.000%, 06/15/17	1,000,000	1,047,450
Las Vegas, Sewer Authority, Ser A, GO, National-RE, FGIC 4.000%, 04/01/12	1,310,000	1,339,161
Nevada State, Natural Resources Project, Ser B, GO (B) Pre-Refunded @ 100 5.000%, 03/01/14	900,000	925,200

		3,311,811

New Jersey — 1.0%
Atlantic County, GO, State Aid Withholding 3.375%, 01/15/15	565,000	606,607
Town of Harrison New Jersey 4.250%, 12/01/11	1,000,000	1,000,660

		1,607,267

New Mexico — 0.2%
Bernalillo County, Ser A, GO Callable 08/01/17 @ 100 4.000%, 08/01/19	300,000	327,528

New York — 3.7%
New York City, Ser G, GO 5.000%, 08/01/13	1,000,000	1,088,360
New York City, Ser P, GO, National-RE Callable 08/01/15 @ 100 5.000%, 08/01/18	1,000,000	1,122,390
New York State, Dormitory Authority, Education Project, Ser D, RB 4.000%, 03/15/16	1,000,000	1,117,260
New York State, Thruway Authority, Ser H, RB, National-RE 4.000%, 01/01/18	1,000,000	1,072,390
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Suffolk County, Public Improvement Project, Ser B, GO, National -RE Callable 11/01/15 @ 100 4.375%, 11/01/18	$1,400,000	$1,516,200

		5,916,600

North Carolina — 0.7%
Mecklenburg County, Public Improvement Project, Ser A, GO (B) Pre-Refunded @ 100 4.000%, 02/01/13	1,000,000	1,055,130

Oklahoma — 0.7%
Central Oklahoma, Transportation & Parking Authority, Parking System Project, RB, AMBAC (B) Pre-Refunded @ 100 5.000%, 07/01/16	1,035,000	1,125,552

Oregon — 1.9%
Oregon Department of Transportation, Sub-Ser B-1, RB (A) Callable 08/02/11 @ 100 2.000%, 11/15/26	2,000,000	2,000,000
Oregon State, Board of Higher Education Project, Ser B, GO Callable 08/01/17 @ 100 4.500%, 08/01/32	1,000,000	1,012,050

		3,012,050

Tennessee — 1.4%
Montgomery County, GO, National-RE, FGIC Callable 05/01/14 @ 102 4.750%, 05/01/16	2,000,000	2,209,040

Texas — 47.8%
Austin, Independent School District, GO Callable 08/01/19 @ 100 4.125%, 08/01/21	1,000,000	1,067,700
Austin, Water & Wastewater Authority, Ser A, RB, AMBAC 5.000%, 11/15/19	1,000,000	1,177,780
Bastrop, Independent School District, GO, AGM Callable 02/15/19 @ 100 5.000%, 02/15/34	1,000,000	1,034,210
Bastrop, Independent School District, GO, PSF-GTD Callable 02/15/17 @ 100 5.250%, 02/15/32	500,000	530,230
Beaumont, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/33	500,000	521,315
Capital Area Cultural Education Facilities Finance, RB 5.125%, 04/01/20	385,000	407,172

Description	Face Amount	Value

Carrollton, Farmers Branch Independent School District, GO, PSF-GTD Callable 02/15/14 @ 100 5.000%, 02/15/17	$1,000,000	$1,087,460
City of Arlington Texas Callable 02/15/19 @ 100 5.000%, 08/15/28	250,000	256,623
City of Austin Texas, Public Improvement Project, GO, National-RE, FGIC Callable 09/01/13 @ 100 4.250%, 09/01/17	1,000,000	1,051,620
City of Austin Texas, Public Improvement Project, Ser 2005, GO, National-RE Callable 03/01/15 @ 100 5.000%, 09/01/16	500,000	565,590
City of Austin Texas, RB, AGM Callable 11/15/13 @ 100 5.000%, 11/15/15	1,505,000	1,619,952
City of College Station Texas, GO Callable 02/15/18 @ 100 4.500%, 02/15/27	1,890,000	1,955,885
4.000%, 02/15/19	1,000,000	1,086,750
City of Dallas Texas, GO Callable 02/15/18 @ 100 5.000%, 02/15/25	1,000,000	1,083,270
City of Greenville Texas, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,113,270
City of San Antonio Texas, Hotel Occupancy Project, Sub-Ser, RB, AGM Callable 08/15/13 @ 100 4.500%, 08/15/24	1,000,000	1,007,710
City of San Antonio Texas, Ser A, RB 3.000%, 05/15/12	350,000	357,609
City of San Antonio Texas, Ser A, RB, AGM 2.500%, 07/01/16	570,000	586,228
2.000%, 07/01/15	400,000	406,040
Dallas, Area Rapid Transit, Ser Senior LIEN, RB, National-RE, FGIC (B) Pre-Refunded @ 100 5.000%, 12/01/14	1,000,000	1,062,920
Denton, Independent School District, GO Callable 08/15/19 @ 100 5.000%, 08/15/27	1,000,000	1,058,250
Ector County Hospital District, Ser A, RB 4.000%, 09/15/14	1,260,000	1,327,927
El Paso, GO Callable 08/15/19 @ 100 5.500%, 08/15/34	1,000,000	1,076,550
Elkhart Independent School District, GO, AGM Callable 08/15/19 @ 100 4.625%, 08/15/30	665,000	697,033
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Forney, Independent School District, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/38	$1,000,000	$1,029,870
Fort Bend County Municipal Utility District No. 25, GO, AGM Callable 10/01/16 @ 100 5.600%, 10/01/36	1,000,000	1,021,000
Frisco, Independent School District, School Building Project, Ser A, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/27	500,000	538,215
Grand Prairie, Independent School District, Ser A, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/32	1,000,000	1,042,630
Harris County Cultural Education Facilities Finance, RB 4.000%, 06/01/14	500,000	536,635
Harris County Cultural Education Facilities Finance, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,023,680
Hurst, Waterworks and Sewer Authority, GO Callable 08/15/18 @ 100 5.000%, 08/15/36	1,000,000	1,015,980
Irving, Hotel Occupancy Project, GO Callable 02/15/19 @ 100 5.000%, 08/15/39	1,000,000	1,059,140
Irving, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/28	500,000	529,680
Jefferson County Health Facilities Development, RB, AMBAC, FHA 242 (B) Pre-Refunded @ 100 5.200%, 08/15/21	945,000	946,446
Klein Independent School District, GO Callable 08/01/19 @ 100 5.000%, 08/01/34	855,000	893,945
Love Field Airport Modernization, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,354,075
Lubbock, GO, National-RE Callable 02/15/14 @ 100 5.000%, 02/15/16	1,000,000	1,091,650
Lubbock, Waterworks Authority, Waterworks System Surplus Project, GO, AGM 5.000%, 02/15/13	1,000,000	1,069,450
Mansfield, Waterworks & Sewer Authority, GO, National-RE (B) Pre-Refunded @ 100 4.300%, 02/15/19	125,000	127,765
Mesquite, Independent School District, GO Callable 08/15/19 @ 100 4.375%, 08/15/26	560,000	592,441

Description	Face Amount	Value

North Texas, Tollway Authority, RB Callable 01/01/18 @ 100 5.750%, 01/01/33	$1,000,000	$1,024,140
North Texas, Tollway Authority, Ser C-CONV, RB Callable 01/01/19 @ 100 5.250%, 01/01/20	1,250,000	1,383,075
Nueces County, GO, AMBAC Callable 02/15/14 @ 100 5.000%, 02/15/15	1,000,000	1,091,120
Pharr/San Juan/Alamo, Independent School District Texas, GO, PSF-GTD Callable 02/01/18 @ 100 5.000%, 02/01/33	1,000,000	1,044,480
Plano, Refunding & Improvement Project, GO Callable 09/01/15 @ 100 4.100%, 09/01/19	1,000,000	1,055,280
Pleasant Grove, Independent School District, GO, PSF-GTD Callable 02/15/17 @ 100 5.250%, 02/15/32	1,000,000	1,063,010
Port Arthur, Independent School District, GO, AGM Callable 02/15/19 @ 100 4.750%, 02/15/39	1,000,000	977,440
Red River, Educational Finance Authority, Hockaday School Project, RB Callable 05/15/15 @ 100 4.000%, 05/15/16	1,000,000	1,069,110
Rio Grande Valley Health Facilities Development, RB, National-RE Callable 09/02/11 @ 100 6.400%, 08/01/18	1,000,000	1,010,000
Round Rock, Independent School District, School Building Project, GO Callable 08/01/18 @ 100 5.000%, 08/01/28	1,000,000	1,063,000
Royal, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 4.500%, 02/15/28	400,000	410,832
San Angelo, Independent School District, Ser A, GO, AGM Callable 02/15/19 @ 100 5.250%, 02/15/34	1,000,000	1,077,900
San Antonio, Electric & Gas Authority, RB Callable 02/01/15 @ 100 5.000%, 02/01/18	1,000,000	1,119,080
San Antonio, Water Systems Authority, RB Callable 11/15/18 @ 100 5.375%, 05/15/39	500,000	529,105
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

San Benito, Consolidated Independent School District, GO, PSF-GTD Callable 02/15/18 @ 100 5.000%, 02/15/33	$1,000,000	$1,044,120
San Marcos, Tax & Toll Authority, GO, AGM Callable 08/15/17 @ 100 5.125%, 08/15/28	500,000	536,810
Spring Branch, Independent School District, GO, PSF-GTD Callable 02/01/17 @ 100 5.250%, 02/01/38	1,000,000	1,045,550
Spring, Independent School District, GO, PSF-GTD Callable 02/15/14 @ 100 5.000%, 02/15/17	1,000,000	1,098,750
State of Texas, GO Callable 08/01/20 @ 100 5.000%, 08/01/21	1,000,000	1,176,470
4.625%, 08/01/30	1,200,000	1,237,620
State of Texas, Ser B, GO Callable 08/01/18 @ 100 5.000%, 08/01/26	2,010,000	2,193,011
Texas A&M University, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,078,120
Texas City Industrial Development, RB 7.375%, 10/01/20	500,000	642,990
Texas Public Finance Authority, RB 5.625%, 05/01/21	1,440,000	1,500,725
5.375%, 05/01/20	1,365,000	1,418,426
Texas Southmost College District, GO, AMBAC Callable 02/15/15 @ 100 5.000%, 02/15/22	1,000,000	1,063,800
Texas State Public Finance Authority Charter School Finance, Ser A, RB Callable 08/15/20 @ 100 6.000%, 02/15/30	750,000	742,537
5.800%, 08/15/40	1,100,000	1,014,761
Texas State Technical College System, RB, AGM 3.000%, 08/01/13	1,100,000	1,137,576
Tomball Hospital Authority, RB 5.000%, 07/01/13	730,000	728,649
Tyler, Independent School District, GO Callable 02/15/18 @ 100 5.000%, 02/15/27	500,000	535,615
University of North Texas, Financing System Project, RB Callable 04/15/18 @ 100 5.000%, 04/15/28	500,000	527,900
Waco Health Facilities Development, Ser A, RB, National-RE, FHA Callable 08/01/16 @ 100 5.000%, 02/01/18	1,000,000	1,051,800

Description	Face Amount	Value

Waller, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.500%, 02/15/33	$1,000,000	$1,075,960
Webster, Economic Development Sales Tax Authority, Refunding & Improvement Project, RB, AGM 4.125%, 09/15/13	1,075,000	1,145,649
West Harris County, Regional Water Authority, RB, AMBAC 4.500%, 12/15/13	1,315,000	1,410,508
Wylie, GO Callable 02/15/18 @ 100 5.000%, 02/15/28	1,000,000	1,044,700
Ysleta, Independent School District, School Building Project, GO, PSF-GTD 5.000%, 08/15/14	1,000,000	1,125,620

		76,506,935

Utah — 2.8%
Jordan, School District, Ser A, GO Callable 12/15/13 @ 100 4.000%, 06/15/16	1,000,000	1,059,580
Salt Lake City, School District, GO Callable 03/01/15 @ 100 4.000%, 03/01/17	1,000,000	1,080,950
Utah State Building Ownership Authority, RB Callable 05/15/14 @ 100 5.000%, 05/15/18	445,000	477,200
Utah State Building Ownership Authority, RB (B) Pre-Refunded @ 100 5.000%, 05/15/14	555,000	622,954
Washington County, School District, GO 4.000%, 03/01/14	1,225,000	1,326,124

		4,566,808

Vermont — 0.6%
Vermont State, Ser A, GO (B) Pre-Refunded @ 100 4.250%, 08/01/16	1,000,000	1,040,730

Virginia — 1.7%
Alexandria, Ser B, GO 4.000%, 06/15/14	1,000,000	1,095,280
County of Fairfax Virginia, RB Callable 07/15/19 @ 100 4.000%, 07/15/25	1,500,000	1,566,465

		2,661,745

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST MUNICIPAL BOND FUND

	Face Amount/
Description	Shares	Value

Washington — 2.1%
King County, Renton School District No. 403, GO, AGM Callable 12/01/13 @ 100 4.125%, 12/01/16	$1,000,000	$1,060,520
King County, Sewer Authority, Ser B, RB, National-RE Callable 01/01/14 @ 100 5.000%, 01/01/15	1,090,000	1,194,978
Washington State, Ser R-C, GO, National-RE Callable 01/01/14 @ 100 4.500%, 01/01/17	1,000,000	1,069,780

		3,325,278

Wisconsin — 2.0%
State of Wisconsin, Ser 2, GO, National-RE Callable 05/01/14 @ 100 5.000%, 05/01/17	1,000,000	1,098,560
State of Wisconsin, Ser B, GO Callable 05/01/21 @ 100 4.500%, 05/01/31	2,000,000	2,053,900

		3,152,460

Total Municipal Bonds (Cost $146,509,258)		153,121,482

CASH EQUIVALENT* — 3.2%
Invesco STIT-Tax-Free Cash Reserve 0.020% (Cost $5,158,753)	5,158,753	5,158,753

Total Investments — 98.8% (Cost $151,668,011)		$158,280,235

Percentages are based on Net Assets of $160,182,744.

*	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2011.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
AGM — Assured Guarantee Municipal
AMBAC — American Municipal Bond Assurance Corporation
FGIC — Financial Guaranty Insurance Company
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FSA — Financial Security Assistance
GNMA — Government National Mortgage Association
GO — General Obligation
National-RE (formerly MBIA) — National Public Finance Guarantee Corporation
PSF-GTD — Texas Public School Fund Guarantee
RB — Revenue Bond Ser — Series
TA — Tax Anticipation Note
XLCA — XL Capital Assurance
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LOW DURATION MUNICIPAL BOND FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MUNICIPAL BONDS — 92.1%

Alaska — 1.3%
Juneau City & Borough, Ser A, GO, AGM 4.000%, 06/01/12	$1,000,000	$1,030,990

Arkansas — 1.3%
Arkansas State, GO (A) Pre-Refunded @ 100 5.000%, 08/01/12	1,000,000	1,047,660

California — 3.0%
Elsinore Valley Municipal Water District, Ser A, COP (B) (C) Callable 08/02/11 @ 100 0.080%, 07/01/35	1,000,000	1,000,000
Los Angeles County Metropolitan Transportation Authority, Ser A, RB, AGM Callable 07/01/13 @ 100 5.000%, 07/01/15	1,000,000	1,079,090
San Francisco City & County Airports Commission, RB 5.000%, 05/01/15	250,000	281,057

		2,360,147

Colorado — 1.4%
City of Colorado Springs Colorado, Ser B, RB (C) Callable 08/02/11 @ 100 2.250%, 11/01/26	1,100,000	1,100,000

Florida — 2.2%
Florida Housing Finance, Ser A, RB, GNMA, FNMA, FHLMC 1.150%, 07/01/12	250,000	248,660
Orlando-Orange County Expressway Authority, RB, AGM (C) Callable 09/01/11 @ 100 1.850%, 07/01/25	1,500,000	1,500,000

		1,748,660

Description	Face Amount	Value

Georgia — 0.9%
City of Atlanta Georgia, Ser A, RB 4.000%, 11/01/11	$200,000	$201,766
Georgia State, Ser D, GO 4.000%, 08/01/12	500,000	518,915

		720,681

Hawaii — 0.4%
Honolulu City & County, Water Authority, Ser B, RB, National-RE 4.000%, 07/01/12	305,000	314,662

Indiana — 0.1%
Mount Vernon of Posey County, RB, AMBAC 4.000%, 01/15/13	100,000	104,841

Iowa — 1.9%
City of Des Moines Iowa, Ser D, GO 3.250%, 06/01/13	500,000	525,455
Dubuque Community School District, RB 3.000%, 07/01/12	1,000,000	1,010,970

		1,536,425

Louisiana — 2.5%
Louisiana Public Facilities Authority, RB (C) 0.069%, 08/01/50	2,000,000	2,000,000

Maryland — 0.7%
Frederick County, GO 3.750%, 06/01/13	500,000	530,280

Michigan — 1.3%
Michigan Municipal Bond Authority, RB 3.000%, 10/01/15	1,000,000	1,077,060

Minnesota — 2.1%
City of Minneapolis Minnesota, GO (C) Callable 10/01/11 @ 100 0.888%, 12/01/28	1,705,000	1,705,000

New Jersey — 3.9%
Camden County, Improvement Authority, Guarantee Loan Capital Program, RB 3.800%, 01/15/15	1,000,000	1,065,220
City of Paterson New Jersey, TRAN 2.000%, 06/08/12	1,000,000	1,009,030
Town of Harrison New Jersey, TRAN 4.250%, 12/01/11	1,000,000	1,000,660

		3,074,910

North Carolina — 1.3%
North Carolina Eastern Municipal Power Agency, Ser B, RB 3.000%, 01/01/14	1,000,000	1,043,860

Ohio — 1.3%
Ohio State, Highway Capital Improvements Authority, Ser H, GO (A) Pre-Refunded @ 101 5.000%, 05/01/13	1,000,000	1,053,940

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LOW DURATION MUNICIPAL BOND FUND

Description	Face Amount	Value

Oklahoma — 1.3%
Tulsa County, Independent School District, GO 3.500%, 06/01/13	$1,000,000	$1,050,940

Oregon — 0.3%
Oregon State, Department of Administrative Services, Ser B, COP, AGM 4.000%, 11/01/12	250,000	261,160

Pennsylvania — 1.7%
City of Philadelphia Pennsylvania, Ser A, RB 4.000%, 06/15/12	1,300,000	1,340,105

Puerto Rico — 1.0%
Government Development Bank for Puerto Rico, Ser Senior B, RB 5.000%, 12/01/14	750,000	797,138

South Carolina — 1.3%
City of North Charleston South Carolina, RB (C) Callable 08/03/11 @ 100 0.250%, 05/01/24	1,000,000	1,000,000

Texas — 57.1%
Angleton, Independent School District, GO, PSF-GTD 3.750%, 02/15/14	900,000	967,860
Arlington, Independent School District, Ser A, GO, PSF-GTD 5.000%, 02/15/15	500,000	570,760
Austin, Independent School District, GO 3.000%, 08/01/11	50,000	50,000
Bexar County, Hospital District, GO 3.625%, 02/15/14	500,000	535,875
Bexar Metropolitan Water District, RB 3.000%, 05/01/13	1,000,000	1,026,240
Capital Area Cultural Education Facilities Finance, RB 4.000%, 04/01/12	350,000	353,433
City of Arlington Texas, GO 3.500%, 08/15/13	500,000	530,515
City of Austin Texas, RB, AGM (C) Callable 11/15/13 @ 100
5.000%, 11/15/15	1,000,000	1,076,380
0.280%, 05/15/24	1,000,000	1,000,000
City of Brownsville Texas, Public Improvement & Refunding Project, GO, AGM 4.000%, 02/15/15	500,000	546,110
City of Cleburne Texas, GO, AGM 4.000%, 02/15/13	500,000	525,200
City of Dallas Texas, RB, FSA Callable 10/01/13 @ 100 5.000%, 10/01/16	1,000,000	1,088,440
City of Denton Texas, GO, AMBAC 4.500%, 02/15/13	805,000	853,099

Description	Face Amount	Value

City of Grand Prairie Texas, Refunding & Improvement Project, GO, XLCA 4.125%, 02/15/12	$250,000	$254,712
City of Greenville Texas, Electric Utilities Systems, RB 4.000%, 02/15/14	420,000	447,733
City of Lewisville Texas, RB 3.000%, 02/15/15	560,000	586,824
City of McKinney Texas, GO 3.500%, 08/15/13	930,000	986,758
City of San Antonio Texas, Ser A, RB, AGM 2.000%, 07/01/14	540,000	548,586
College Station, Independent School District, School Building Project, GO, PSF-GTD 4.250%, 08/15/11	800,000	801,096
Crawford Education Facilities, Ser A, RB (B) (C) Callable 08/04/11 @ 100 4.200%, 09/01/39	2,000,000	2,000,000
Dallas Area Rapid Transit, Ser A, RB 3.500%, 12/01/15	250,000	274,620
Fort Bend County Levee Improvement District No. 11, GO 3.500%, 03/01/14	500,000	520,540
Frisco, Independent School District, Ser A, GO 2.500%, 08/15/14	1,000,000	1,048,690
Harris County, Cultural Education Facilities Finance, RB
4.000%, 10/01/13	500,000	532,650
4.000%, 06/01/14	500,000	536,635
4.000%, 10/01/16	1,000,000	1,100,170
Harris County, Cultural Education Facilities Finance, Ser D, RB 4.000%, 11/15/13	1,000,000	1,013,470
Houston, Independent School District, GO 3.600%, 07/15/12	250,000	258,015
Humble, Independent School District, GO, PSF-GTD 2.900%, 06/15/15	1,000,000	1,072,670
Katy, Independent School District, Ser C, GO, PSF-GTD 3.300%, 02/15/15	325,000	351,475
La Joya, Independent School District, School Building Project, GO, PSF-GTD 3.250%, 02/15/13	560,000	583,755
La Porte, Independent School District, GO 3.000%, 02/15/16	500,000	533,205
Lower Colorado River Authority, RB 3.250%, 05/15/14	500,000	531,795
Lubbock, Wastewater Systems Authority, GO, AGM 3.250%, 02/15/12	265,000	269,335
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LOW DURATION MUNICIPAL BOND FUND

Description	Face Amount	Value

Lufkin Health Facilities Development, RB 3.600%, 02/15/12	$1,000,000	$1,002,300
McKinney, Independent School District, GO 2.000%, 02/15/13	800,000	818,928
Mission, Consolidated Independent School District, GO, PSF-GTD 3.250%, 02/15/13	1,010,000	1,052,844
North Texas Tollway Authority, Ser A, RB 3.200%, 01/01/13	1,300,000	1,344,993
North Texas Tollway Authority, Ser D, RB (B) (C) Callable 08/02/11 @ 100 0.050%, 01/01/49	1,000,000	1,000,000
Pharr/San Juan/Alamo, Independent School District Texas, GO, PSF-GTD 4.000%, 02/01/14	500,000	540,600
Polk County Texas, GO, AGM 4.000%, 08/15/12	200,000	206,446
Port of Port Arthur, Navigation District Authority, Ser A, GO 4.000%, 03/01/13	1,000,000	1,046,200
Robert Lee, Independent School District, GO Callable 09/02/11 @ 100 3.000%, 08/15/13	585,000	585,673
San Angelo, Independent School District, Ser A, GO, AGM 3.000%, 02/15/13	500,000	518,835
State of Texas, GO
4.000%, 08/01/15	1,000,000	1,119,690
3.000%, 12/01/12	1,640,000	1,696,400
3.000%, 08/01/16	1,885,000	2,046,730
Tarrant County, Cultural Education Facilities Finance, Ser C, RB 3.000%, 07/01/12	1,000,000	1,014,790
Tarrant Regional Water District, RB, AGM Callable 03/01/13 @ 100 5.375%, 03/01/16	1,400,000	1,495,172
Texas A&M University, RB Callable 07/01/14 @ 100 4.500%, 07/01/20	1,000,000	1,064,790
Texas A&M University, Ser C, RB 3.000%, 05/15/14	625,000	664,906
Texas Public Finance Authority, RB 5.250%, 05/01/19	1,300,000	1,359,605
Tomball Hospital Authority, RB 5.000%, 07/01/13	730,000	728,649
University of Texas System, Ser B, RB (C) Callable 08/02/11 @ 100 0.040%, 08/01/16	750,000	750,000
Uptown Development Authority, TA 2.900%, 09/01/11	500,000	500,560

	Face Amount/
Description	Shares	Value

Waco, Independent School District, GO, PSF-GTD 4.000%, 08/15/13	$500,000	$534,935
Williamson County Texas, GO 3.000%, 02/15/15	1,000,000	1,071,060

		45,540,752

Virginia — 1.4%
City of Alexandria Virginia, Ser A, GO 3.500%, 07/15/13	500,000	530,075
City of Norfolk Virginia, Ser A, GO 2.500%, 11/01/14	545,000	573,711

		1,103,786

Wisconsin — 2.4%
Wisconsin Health & Educational Facilities Authority, RB 2.500%, 10/01/12	870,000	884,416
Wisconsin Health & Educational Facilities Authority, Ser A, RB 2.000%, 10/01/12	1,000,000	1,010,810

		1,895,226

Total Municipal Bonds (Cost $71,566,729)		73,438,223

CASH EQUIVALENT* — 7.3%
Invesco STIT-Tax-Free Cash Reserve 0.020% (Cost $5,825,702)	5,825,702	5,825,702

Total Investments — 99.4% (Cost $77,392,431)		$79,263,925

Percentages are based on Net Assets of $79,774,999.

*	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2011.
AGM — Assured Guarantee Municipal
AMBAC — American Municipal Bond Assurance Corporation
COP — Certificate of Participation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FSA — Financial Security Assistance
GNMA — Government National Mortgage Association
GO — General Obligation
National-RE (formerly MBIA) — National Public Finance Guarantee Corporation
PSF-GTD — Texas Public School Fund Guarantee
RB — Revenue Bond
Ser — Series
TA — Tax Anticipation Note
TRAN — Tax and Revenue Anticipation Note
XLCA — XL Capital Assurance
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST KEMPNER TREASURY AND INCOME FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS

	Face Amount/
Description	Shares	Value

U.S. TREASURY OBLIGATIONS — 69.3%
U.S. Treasury Inflationary Protection Securities
3.625%, 04/15/28	$1,740,762	$2,433,395
2.625%, 07/15/17	611,635	728,181
2.500%, 07/15/16 to 01/15/29	3,049,492	3,669,161
2.375%, 01/15/25	1,739,415	2,110,808
2.125%, 02/15/40	1,538,902	1,810,856
2.000%, 07/15/14	1,213,155	1,334,187
1.875%, 07/15/13	743,107	791,700
1.750%, 01/15/28	2,474,331	2,773,572
1.625%, 01/15/15	1,092,278	1,199,458
1.375%, 07/15/18 to 01/15/20	4,325,840	4,807,691

Total U.S. Treasury Obligations (Cost $18,436,221)		21,659,009

CASH EQUIVALENT* — 16.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.000% (Cost$5,097,311)	5,097,311	5,097,311

Total Investments — 85.6% (Cost $23,533,532)		$26,756,320

Percentages are based on Net Assets of $31,269,237.

*	Rate shown is the 7-day effective yield as of July 31, 2011.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LKCM MULTI-CAP EQUITY FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 99.9%

Consumer Discretionary — 4.1%
Home Depot	5,000	$174,650
Kohl’s	1,200	65,652

		240,302

Consumer Staples — 12.6%
Avon Products	6,000	157,380
Coca-Cola	2,000	136,020
CVS Caremark	5,000	181,750
PepsiCo	2,000	128,080
Procter & Gamble	2,000	122,980

		726,210

Energy — 18.7%
Anadarko Petroleum	2,000	165,120
Cabot Oil & Gas	1,500	111,120
Devon Energy	1,000	78,700
Exxon Mobil	1,200	95,748
Peabody Energy	1,500	86,205
Schlumberger	1,500	135,555
SM Energy	2,500	188,375
Williams	7,000	221,900

		1,082,723

Financials — 15.4%
Bank of New York Mellon	6,500	163,215
JPMorgan Chase	5,500	222,475
Lazard, Cl A	4,000	134,400
Prudential Financial	2,500	146,700
Wells Fargo	8,000	223,520

		890,310

Description	Shares	Value

Health Care — 13.9%
Celgene*	3,500	$207,550
Covidien	2,500	126,975
Dentsply International (A)	4,500	170,505
PerkinElmer	6,000	146,760
Thermo Fisher Scientific*	2,500	150,225

		802,015

Industrials — 7.7%
Danaher	4,000	196,440
General Electric	10,000	179,100
Robert Half International (A)	2,500	68,450

		443,990

Information Technology — 17.0%
Apple*	300	117,144
Brocade Communications Systems*	7,500	41,100
International Business Machines	1,000	181,850
Microsoft	6,000	164,400
Nuance Communications*(A)	10,000	200,100
Oracle	5,000	152,900
Western Union	6,500	126,165

		983,659

Materials — 3.8%
FMC	2,500	218,925

Telecommunication Services — 3.5%
AT&T	7,000	204,820

Utilities — 3.2%
Duke Energy (A)	10,000	186,000

Total Common Stock (Cost $4,330,635)		5,778,954

CASH EQUIVALENTS** — 2.4%
AIM STIT-Government & Agency Portfolio, 0.020%	13,479	13,479
Dreyfus Institutional Cash Advantage Fund, 0.101% (B)	7,362	7,362
Federated Prime Obligation Fund, 0.097% (B)	43,646	43,646
Fidelity Institutional Prime Money Market Fund, 0.162% (B)	61,105	61,105
Invesco AIM Liquid Asset Money Fund, 0.066% (B)	11,566	11,566

Total Cash Equivalents (Cost $137,158)		137,158

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LKCM MULTI-CAP EQUITY FUND

Description	Face Amount	Value

REPURCHASE AGREEMENTS (B) (C) — 6.3%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $144,035	$144,032	$144,032
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $111,300	111,298	111,298
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $109,117	109,116	109,116

Total Repurchase Agreements (Cost $364,446)		364,446

Total Investments — 108.6% (Cost $4,832,239)		$6,280,558

Percentages are based on Net Assets of $5,781,195.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $476,413.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $488,125.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.

Cl	— Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LKCM SMALL-MID CAP EQUITY FUND
SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 97.8%

Consumer Discretionary — 18.1%
Brunswick (A)	57,050	$1,245,402
CROCS*	37,925	1,188,190
Dick’s Sporting Goods*	29,675	1,097,975
DSW, Cl A* (A)	22,750	1,205,295
LKQ*	44,900	1,103,193
O’Reilly Automotive*	17,600	1,047,200
Tractor Supply (A)	17,550	1,156,896
Warnaco Group* (A)	16,275	867,458
Williams-Sonoma	27,175	1,006,018

		9,917,627

Consumer Staples — 1.6%
Constellation Brands, Cl A*	43,950	896,140

Energy — 9.2%
Brigham Exploration*	36,625	1,164,675
Core Laboratories (A)	12,325	1,339,481
Rosetta Resources* (A)	26,400	1,366,728
SM Energy	16,000	1,205,600

		5,076,484

Financials — 11.7%
Affiliated Managers Group*	11,575	1,207,620
Cash America International	19,375	1,084,225
Jones Lang LaSalle	12,925	1,100,176
NASDAQ OMX Group*	39,525	951,367
Prosperity Bancshares	24,675	1,024,752
Raymond James Financial	32,950	1,046,492

		6,414,632

Description	Shares	Value

Health Care — 12.3%
Allscripts Healthcare Solutions*	45,375	$823,556
Catalyst Health Solutions*	18,500	1,212,305
Endo Pharmaceuticals Holdings*	29,300	1,091,425
Health Management Associates, Cl A*	89,450	849,775
HMS Holdings*	13,675	1,033,830
Parexel International* (A)	41,825	858,667
PerkinElmer	36,825	900,740

		6,770,298

Industrials — 18.8%
Actuant, Cl A (A)	37,400	924,154
AGCO*	21,075	999,377
Ametek	29,125	1,237,813
BE Aerospace*	32,575	1,296,485
Gardner Denver	14,850	1,266,556
Hexcel*	46,585	1,115,245
Terex*	33,725	749,032
UTi Worldwide	48,775	788,692
Valmont Industries	10,650	1,036,777
WESCO International* (A)	17,725	898,480

		10,312,611

Information Technology — 14.9%
Anixter International	14,450	901,969
ANSYS*	17,550	888,030
Brocade Communications Systems*	200,275	1,097,507
Cirrus Logic* (A)	67,175	1,019,717
National Instruments	33,250	859,180
Nuance Communications* (A)	63,225	1,265,132
Pegasystems (A)	25,375	1,024,135
TIBCO Software*	44,050	1,147,062

		8,202,732

Materials — 8.4%
Carpenter Technology	23,700	1,361,328
Cytec Industries	20,625	1,155,000
FMC	14,075	1,232,548
Silgan Holdings	22,350	866,733

		4,615,609

Telecommunication Services — 2.8%
MetroPCS Communications*	93,100	1,515,668

Total Common Stock (Cost $47,743,385)		53,721,801

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
FROST LKCM SMALL-MID CAP EQUITY FUND

	Shares/
Description	Face Amount	Value

CASH EQUIVALENTS** — 6.2%
AIM STIT-Government & Agency Portfolio, 0.020%	1,354,676	$1,354,676
Dreyfus Institutional Cash Advantage Fund, 0.101% (B)	122,440	122,440
Federated Prime Obligation Fund, 0.097% (B)	725,894	725,894
Fidelity Institutional Prime Money Market Fund, 0.162% (B)	1,016,252	1,016,252
Invesco AIM Liquid Asset Money Fund, 0.066% (B)	192,362	192,362

Total Cash Equivalents (Cost $3,411,624)		3,411,624

REPURCHASE AGREEMENTS (B) (C) — 11.0%
BNP Paribas 0.210%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $2,395,493	$2,395,451	2,395,451
HSBC Securities 0.260%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $1,851,071	1,851,030	1,851,030
Mizuho 0.160%, dated 07/29/11, to be repurchased on 08/01/11, repurchase price $1,814,760	1,814,736	1,814,736

Total Repurchase Agreements (Cost $6,061,217)		6,061,217

Total Investments — 115.0% (Cost $57,216,226)		$63,194,642

Percentages are based on Net Assets of $54,971,530.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of July 31, 2011.

(A)	This security or a partial position of this security is on loan at July 31, 2011. The total value of securities on loan at July 31, 2011 was $7,922,411.

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2011 was $8,118,165.

(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2011.

Cl	— Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
STATEMENTS OF ASSETS AND LIABILITIES

	Core	Dividend
	Growth	Value	Strategic	Diversified
	Equity	Equity	Balanced	Strategies
	Fund	Fund	Fund	Fund
Assets:
Investments at Value*	$335,744,605	$300,414,048	$11,423,034	$17,813,591
Affiliated Investments at Value	—	—	783,472	—
Repurchase Agreements at Value	29,064,110	43,459,340	1,149,762	—
Receivable for Capital Shares Sold	333,000	249,786	23,706	—
Receivable from Investment Adviser	42,930	39,358	6,947	3,567
Receivable for Investment Securities Sold	5,681,640	12,726,935	—	4,649
Dividends and Interest Receivable	83,462	448,811	5,959	20
Deferred Offering Costs	—	—	—	18,798
Prepaid Expenses	16,016	16,460	13,505	1,897

Total Assets	370,965,763	357,354,738	13,406,385	17,842,522

Liabilities:
Collateral held for Securities on Loan	38,927,369	58,207,796	1,539,948	—
Written Options (Premiums $163,847)	—	—	—	156,009
Payable for Capital Shares Redeemed	393,712	282,203	—	—
Payable for Investment Securities Purchased	1,708,515	—	—	480,110
Income Distribution Payable	—	116,849	—	—
Payable Due to Investment Adviser	228,961	209,908	7,192	11,930
Payable Due to Administrator	27,408	25,127	984	1,428
Payable Due to Distributor	15,259	12,991	1,612	3,433
Payable Due to Trustees	3,649	3,438	183	206
Chief Compliance Officer Fees Payable	2,898	2,731	146	164
Other Accrued Expenses	40,280	41,524	29,420	26,522

Total Liabilities	41,348,051	58,902,567	1,579,485	679,802

Net Assets	$329,617,712	$298,452,171	$11,826,900	$17,162,720

NET ASSETS:
Paid-in Capital	$273,252,965	$280,066,783	$14,809,718	$17,446,437
Undistributed (Distributions in Excess) of Net Investment Income	—	(12,632)	8,883	—
Accumulated Net Realized Loss on Investments	(26,531,006)	(6,949,322)	(3,506,538)	(30,771)
Net Unrealized Appreciation (Depreciation) on Investments and Option Contracts	82,895,753	25,347,342	514,837	(252,946)

Net Assets	$329,617,712	$298,452,171	$11,826,900	$17,162,720

Institutional Class Shares:
Net Assets	$257,478,471	$235,530,642	$4,398,553	$—
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	25,101,252	25,607,899	419,128	—
Net Asset Value, Offering and Redemption Price Per Share	$10.26	$9.20	$10.49	$—

Class A Shares:
Net Assets	$72,139,241	$62,921,529	$7,428,347	$17,162,720
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	7,043,581	6,844,137	708,617	1,748,561
Net Asset Value, Redemption Price Per Share†	$10.24	$9.19	$10.48	$9.82

Maximum Offering Price Per Share — Class A	$10.86	$9.75	$11.12	$10.42

	($10.24÷94.25%)	($9.19÷94.25%)	($10.48÷94.25%)	($9.82÷94.25%)
Cost of Investments & Repurchase Agreements	$281,912,962	$318,526,046	$12,073,091	$18,074,375
Cost of Affiliated Investment	—	—	768,340	—
* Includes Market Value of Securities on Loan	$37,869,728	$56,740,016	$1,497,795	$—

†	The Diversified Strategies Fund charges redemption fees. See Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
STATEMENTS OF ASSETS AND LIABILITIES

	Kempner			Low
	Multi-Cap	Small Cap	International	Duration
	Deep Value	Equity	Equity	Bond
	Equity Fund	Fund	Fund	Fund
Assets:
Investments at Value*	$173,172,989	$228,142,537	$313,579,625	$258,875,581
Repurchase Agreements at Value	6,154,801	30,917,204	4,012,522	33,926,254
Foreign Currency†	—	—	1,007,218	—
Receivable for Capital Shares Sold	50,586	531,817	555,970	1,273,982
Receivable for Investment Securities Sold	—	13,080,872	2,297,945	—
Foreign Tax Reclaim Receivable	—	—	131,874	—
Dividends and Interest Receivable	275,554	36,871	392,471	1,252,198
Receivable from Investment Adviser	—	—	—	33,156
Prepaid Expenses	13,503	15,256	17,773	15,227

Total Assets	179,667,433	272,724,557	321,995,398	295,376,398

Liabilities:
Collateral held for Securities on Loan	8,243,507	41,409,334	5,374,219	25,349,109
Payable for Investment Securities Purchased	—	12,657,780	2,335,764	6,350,708
Payable for Capital Shares Redeemed	77,023	402,460	245,994	234,668
Income Distribution Payable	184,339	—	—	444,429
Payable to Custodian	—	—	165,972	—
Unrealized loss on Foreign Currency Contracts	—	—	214,415	—
Payable Due to Investment Adviser	88,490	177,902	250,050	110,521
Payable Due to Administrator	14,363	18,608	25,929	21,167
Payable Due to Distributor	6,581	7,700	10,663	5,680
Payable Due to Trustees	1,989	2,926	3,621	2,949
Chief Compliance Officer Fees Payable	1,580	2,324	2,876	2,343
Other Accrued Expenses	32,866	119,842	65,729	45,433

Total Liabilities	8,650,738	54,798,876	8,695,232	32,567,007

Net Assets	$171,016,695	$217,925,681	$313,300,166	$262,809,391

NET ASSETS:
Paid-in Capital	$193,805,047	$180,862,727	$285,465,742	$254,556,987
Undistributed (Distributions in Excess of) Net Investment Income	(6,777)	—	819,681	34,288
Accumulated Net Realized Gain (Loss) on Investments	(5,729,636)	27,269,399	(30,902,532)	2,147,363
Net Unrealized Appreciation (Depreciation) on Investments	(17,051,939)	9,793,555	58,110,269	6,070,753
Net Unrealized Depreciation on Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	(192,994)	—

Net Assets	$171,016,695	$217,925,681	$313,300,166	$262,809,391

Institutional Class Shares:
Net Assets	$141,615,023	$182,576,584	$263,418,637	$236,573,025
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,911,675	18,787,425	28,692,651	22,237,925
Net Asset Value, Offering and Redemption Price Per Share††	$8.90	$9.72	$9.18	$10.64

Class A Shares:
Net Assets	$29,401,672	$35,349,097	$49,881,529	$26,236,366
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	3,303,500	3,664,261	5,443,234	2,466,411
Net Asset Value, Redemption Price Per Share††	$8.90	$9.65	$9.16	$10.64

Maximum Offering Price Per Share — Class A	$9.44	$10.24	$9.72	$10.94

	($8.90÷94.25%)	($9.65÷94.25%)	($9.16÷94.25%)	($10.64÷97.25%)
Cost of Investments & Repurchase Agreements	$196,379,729	$249,266,186	$259,481,878	$286,731,082
* Includes Market Value of Securities on Loan	$8,058,823	$39,988,489	$5,145,477	$24,890,986

†	Cost of Foreign Currency for the International Equity Fund was $1,007,218.

††	The International Equity Fund charges redemption fees. See Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
STATEMENTS OF ASSETS AND LIABILITIES

			Low	Kempner
	Total		Duration	Treasury
	Return	Municipal	Municipal	and
	Bond	Bond	Bond	Income
	Fund	Fund	Fund	Fund
Assets:
Investments at Value*	$584,440,547	$158,280,235	$79,263,925	$26,756,320
Repurchase Agreements at Value	56,890,344	—	—	—
Cash	—	—	—	4,500,000
Receivable for Capital Shares Sold	1,168,906	2,362,176	10,722	—
Dividends and Interest Receivable	5,271,320	2,086,539	649,770	47,212
Receivable from Investment Adviser	71,346	13,308	13,437	—
Prepaid Expenses	18,256	13,466	12,302	6,313

Total Assets	647,860,719	162,755,724	79,950,156	31,309,845

Liabilities:
Collateral held for Securities on Loan	36,015,910	—	—	—
Payable for Investment Securities Purchased	15,085,262	2,058,740	—	—
Payable for Capital Shares Redeemed	157,283	—	—	3,000
Income Distribution Payable	1,825,000	394,111	99,357	—
Payable Due to Investment Adviser	237,820	66,542	33,591	9,099
Payable Due to Administrator	45,546	12,744	6,433	2,489
Payable Due to Distributor	21,139	39	23	—
Payable Due to Trustees	6,135	1,768	888	349
Chief Compliance Officer Fees Payable	4,874	1,405	705	277
Other Accrued Expenses	63,857	37,631	34,160	25,394

Total Liabilities	53,462,826	2,572,980	175,157	40,608

Net Assets	$594,397,893	$160,182,744	$79,774,999	$31,269,237

NET ASSETS:
Paid-in Capital	$574,977,509	$152,812,913	$77,864,502	$27,943,152
Undistributed Net Investment Income	146,083	58,885	16,417	103,296
Accumulated Net Realized Gain on Investments	1,731,585	698,722	22,586	1
Net Unrealized Appreciation on Investments	17,542,716	6,612,224	1,871,494	3,222,788

Net Assets	$594,397,893	$160,182,744	$79,774,999	$31,269,237

Institutional Class Shares:
Net Assets	$489,685,180	$159,988,911	$79,657,546	$31,269,237
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	45,786,081	15,344,620	7,732,687	2,834,953
Net Asset Value, Offering and Redemption Price Per Share	$10.70	$10.43	$10.30	$11.03

Class A Shares:
Net Assets	$104,712,713	$193,833	$117,453	$—
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,792,197	18,592	11,401	—
Net Asset Value, Redemption Price Per Share	$10.69	$10.43	$10.30	—

Maximum Offering Price Per Share — Class A	$11.11	$10.75	$10.59	$—

	($10.69÷96.25%)	($10.43÷97.00%)	($10.30÷97.25%)
Cost of Investments & Repurchase Agreements	$623,788,175	$151,668,011	$77,392,431	$23,533,532
* Includes Market Value of Securities on Loan	$35,244,956	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
STATEMENTS OF ASSETS AND LIABILITIES

		LKCM
	LKCM	Small-
	Multi-Cap	Mid Cap
	Equity	Equity
	Fund	Fund
Assets:
Investments at Value*	$5,916,112	$57,133,425
Repurchase Agreements at Value	364,446	6,061,217
Dividends and Interest Receivable	8,069	10,301
Receivable from Investment Adviser	3,110	—
Foreign Tax Reclaim Receivable	100	308
Prepaid Expenses	5,974	7,199

Total Assets	6,297,811	63,212,450

Liabilities:
Collateral held for Securities on Loan	488,125	8,118,165
Payable for Capital Shares Redeemed	—	46,501
Payable Due to Investment Adviser	3,795	43,758
Payable Due to Administrator	485	4,656
Payable Due to Trustees	68	573
Chief Compliance Officer Fees Payable	54	455
Other Accrued Expenses	24,089	26,812

Total Liabilities	516,616	8,240,920

Net Assets	$5,781,195	$54,971,530

NET ASSETS:
Paid-in Capital	$4,120,330	$48,226,765
Undistributed Net Investment Income	10,772	—
Accumulated Net Realized Gain on Investments	201,774	766,349
Net Unrealized Appreciation on Investments	1,448,319	5,978,416

Net Assets	$5,781,195	$54,971,530

Institutional Class Shares:
Net Assets	$5,781,195	$54,971,530
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	586,916	4,485,308
Net Asset Value, Offering and Redemption Price Per Share	$9.85	$12.26

Cost of Investments & Repurchase Agreements	$4,832,239	$57,216,226
* Includes Market Value of Securities on Loan	$476,413	$7,922,411

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | for the year or period ended JULY 31, 2011
STATEMENTS OF OPERATIONS

	Core	Dividend
	Growth	Value	Strategic	Diversified
	Equity	Equity	Balanced	Strategies
	Fund	Fund	Fund	Fund*
Investment Income:
Dividend income	$2,959,556	$8,317,920	$497,124	$163,022
Dividend income from affiliated investment	—	—	25,371	—
Security lending income	46,722	78,467	19,051	950
Foreign taxes withheld	(9,823)	(226,323)	—	—

Total Investment Income	2,996,455	8,170,064	541,546	163,972

Expenses:
Investment advisory fees	2,336,217	2,216,943	134,162	67,797
Administration fees	284,881	270,403	18,774	8,173
Distribution fees — Class A	142,615	122,691	28,908	21,187
Trustees’ fees	15,033	14,185	980	418
Chief Compliance Officer fees	2,898	2,731	146	164
Transfer agent fees	55,491	59,056	46,681	13,657
Professional fees	40,756	39,774	20,748	35,667
Registration fees	44,084	42,338	35,215	2,662
Printing fees	15,606	14,818	2,588	1,333
Custodian fees	11,730	11,130	5,000	2,849
Offering Costs	—	—	—	36,150
Interest expense on borrowings	—	172	16	—
Insurance and other expenses	27,448	24,012	9,706	2,270

Total Expenses	2,976,759	2,818,253	302,924	192,327
Less: Investment advisory fees waived	(438,042)	(415,678)	(19,490)	(22,831)
Less: Fees paid Indirectly	(55)	(288)	(33)	(6)

Net Expenses	2,538,662	2,402,287	283,401	169,490

Net Investment Income (Loss)	457,793	5,767,777	258,145	(5,518)

Net realized gain (loss) from security transactions	5,934,223	18,578,694	287,861	(30,559)
Net realized gain from affiliated transactions	—	—	1,714	—
Net realized gain distributions from Investment Company Shares	—	—	132,556	5,306
Net change in unrealized appreciation (depreciation) on investments	54,193,604	14,434,858	1,734,481	(230,423)
Net change in unrealized appreciation on affiliated investments	—	—	12,218	—
Net change in unrealized depreciation on written options	—	—	—	(22,523)

Net Realized and Unrealized Gain (Loss) on investments	60,127,827	33,013,552	2,168,830	(278,199)

Increase (Decrease) in Net Assets Resulting from Operations	$60,585,620	$38,781,329	$2,426,975	$(283,717)

*	Fund commenced operations on January 7, 2011.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | for the year ended JULY 31, 2011
STATEMENTS OF OPERATIONS

	Kempner
	Multi-Cap			Low
	Deep Value	Small Cap	International	Duration
	Equity	Equity	Equity	Bond
	Fund	Fund	Fund	Fund
Investment Income:
Dividend income	$4,182,712	$1,539,963	$7,596,364	$1,214
Interest income	—	—	—	7,389,533
Security lending income	23,632	89,366	188,486	18,914
Foreign taxes withheld	(28,178)	(1,103)	(647,292)	—

Total Investment Income	4,178,166	1,628,226	7,137,558	7,409,661

Expenses:
Investment advisory fees	996,356	2,025,808	2,761,128	1,196,293
Administration fees	164,867	215,177	291,318	233,500
Distribution fees — Class A	73,935	82,814	114,202	74,022
Trustees’ fees	8,690	11,074	15,370	12,219
Chief Compliance Officer fees	3,046	2,324	5,447	2,343
Transfer agent fees	51,312	53,419	59,885	54,000
Professional fees	31,925	37,275	41,370	36,723
Registration fees	36,545	39,843	38,041	43,021
Printing fees	9,013	12,702	16,244	12,672
Custodian fees	6,756	10,643	134,141	10,135
Interest expense on borrowings	—	883	2,583	147
Insurance and other expenses	14,191	20,350	27,614	34,412

Total Expenses	1,396,636	2,512,312	3,507,343	1,709,487
Less: Investment advisory fees waived	—	—	—	(358,890)
Less: Fees paid indirectly	(23)	(37)	(69)	(52)

Net Expenses	1,396,613	2,512,275	3,507,274	1,350,545

Net Investment Income (Loss)	2,781,553	(884,049)	3,630,284	6,059,116

Net realized gain from security transactions	3,787,700	39,776,459	5,119,344	3,022,766
Net realized loss on Foreign Currency Transactions	—	—	(2,849,137)	—
Net change in unrealized appreciation (depreciation) on investments	15,485,840	10,180,606	40,994,821	(2,220,016)
Net change in unrealized appreciation on foreign currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	841,208	—

Net Realized and Unrealized Gain on investments	19,273,540	49,957,065	44,106,236	802,750

Increase in Net Assets Resulting from Operations	$22,055,093	$49,073,016	$47,736,520	$6,861,866

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | for the year ended JULY 31, 2011
STATEMENTS OF OPERATIONS

			Low	Kempner
	Total		Duration	Treasury
	Return	Municipal	Municipal	and
	Bond	Bond	Bond	Income
	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$25,705,739	$6,031,014	$1,672,865	$1,070,596
Dividend income	1,506	686	—	238
Security lending income	35,456	—	—	736

Total Investment Income	25,742,701	6,031,700	1,672,865	1,071,570

Expenses:
Investment advisory fees	2,302,159	779,077	354,934	96,068
Administration fees	449,185	152,316	69,305	26,801
Distribution fees — Class A	219,511	1,363	939	—
Trustees’ fees	23,665	8,013	3,658	1,429
Chief Compliance Officer fees	8,571	2,864	1,310	520
Transfer agent fees	61,049	50,795	48,018	23,701
Registration fees	58,058	37,571	37,156	27,033
Professional fees	53,076	31,405	24,503	21,264
Printing fees	24,326	8,243	3,907	1,644
Custodian fees	18,721	6,232	5,000	5,000
Insurance and other expenses	59,874	38,231	21,445	5,407

Total Expenses	3,278,195	1,116,110	570,175	208,867
Less: Investment advisory fees waived	(690,651)	(155,814)	(141,975)	—
Less: Fees paid indirectly	(61)	(9)	(11)	(4)

Net Expenses	2,587,483	960,287	428,189	208,863

Net Investment Income	23,155,218	5,071,413	1,244,676	862,707

Net realized gain from security transactions	7,686,707	699,942	22,760	181,913
Net change in unrealized appreciation (depreciation) on investments	6,870,650	(1,879,263)	(279,103)	1,441,261

Net Realized and Unrealized Gain (Loss) on investments	14,557,357	(1,179,321)	(256,343)	1,623,174

Increase in Net Assets Resulting from Operations	$37,712,575	$3,892,092	$988,333	$2,485,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | for the year ended JULY 31, 2011
STATEMENTS OF OPERATIONS

		LKCM
	LKCM	Small-
	Multi-Cap	Mid Cap
	Equity	Equity
	Fund	Fund
Investment Income:
Dividend income	$100,869	$126,357
Security lending income	620	7,558
Foreign taxes withheld	—	(1,074)

Total Investment Income	101,489	132,841

Expenses:
Investment advisory fees	50,292	299,474
Administration fees	6,554	32,386
Trustees’ fees	357	1,736
Chief Compliance Officer fees	122	676
Registration fees	26,022	28,636
Transfer agent fees	23,055	23,873
Professional fees	19,704	21,375
Custodian fees	5,048	5,000
Printing fees	709	2,148
Interest expense on borrowings	108	144
Insurance and other expenses	2,039	3,347

Total Expenses	134,010	418,795
Less: Investment advisory fees waived	(43,515)	—
Less: Fees paid indirectly	(3)	(10)

Net Expenses	90,492	418,785

Net Investment Income (Loss)	10,997	(285,944)

Net realized gain from security transactions	1,118,679	4,184,426
Net change in unrealized appreciation on investments	587,102	3,491,691

Net Realized and Unrealized Gain on Investments	1,705,781	7,676,117

Increase in Net Assets Resulting from Operations	$1,716,778	$7,390,173

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Core Growth Equity Fund
	Year Ended	Year Ended
	July 31,	July 31,
	2011	2010
Operations:
Net Investment Income	$457,793	$670,829
Net Realized Gain (Loss) on Investments, Affiliated Investments and distributions from Investment Company Shares	5,934,223	12,447,012
Net Change in Unrealized Appreciation on Investments, Affiliated Investments and Written Options	54,193,604	6,308,797

Net Increase in Net Assets Resulting from Operations	60,585,620	19,426,638

Dividends:
Net Investment Income:
Institutional Class Shares	(634,115)	(742,751)
Class A Shares	(18,819)	(65,252)
Return of Capital:
Institutional Class Shares	(76,477)	—
Class A Shares	(18,567)	—

Total Dividends and Distributions	(747,978)	(808,003)

Capital Share Transactions:
Institutional Class Shares:
Issued	52,015,925	48,113,015
Reinvestment of Dividends	9,775	7,853
Redeemed	(38,881,301)	(57,217,564)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	13,144,399	(9,096,696)

Class A Shares:
Issued	25,158,069	12,282,888
Reinvestment of Dividends	25,188	44,219
Redeemed	(11,086,644)	(11,935,039)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	14,096,613	392,068

Net Increase (Decrease) in Net Assets from Capital Share Transactions	27,241,012	(8,704,628)

Total Increase (Decrease) in Net Assets	87,078,654	9,914,007

Net Assets:
Beginning of Period	242,539,058	232,625,051

End of Period	$329,617,712	$242,539,058

Undistributed (Distributions in Excess of) Net Investment Income	$—	$194,379

Share Transactions:
Institutional Class Shares:
Issued	5,331,414	5,785,144
Reinvestment of Dividends	1,011	926
Redeemed	(4,029,983)	(6,828,147)

Total Increase (Decrease) in Institutional Class Shares:	1,302,442	(1,042,077)

Class A Shares:
Issued	2,484,475	1,455,174
Reinvestment of Dividends	2,605	5,220
Redeemed	(1,209,402)	(1,450,213)

Total Increase (Decrease) in Class A Shares:	1,277,678	10,181

Net Increase (Decrease) in Shares Outstanding	2,580,120	(1,031,896)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS

Dividend Value Equity Fund		Strategic Balanced Fund
Year Ended	Year Ended	Year Ended	Year Ended
July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010

$5,767,777	$3,935,601	$258,145	$343,924

18,578,694	4,330,383	422,131	(998,828)

14,434,858	8,252,497	1,746,699	2,906,295

38,781,329	16,518,481	2,426,975	2,251,391

(4,839,023)	(3,455,917)	(131,230)	(213,613)
(936,791)	(484,124)	(217,455)	(124,194)

—	—	—	—
—	—	—	—

(5,775,814)	(3,940,041)	(348,685)	(337,807)

46,819,899	58,360,071	141,392	1,188,935
105,704	28,523	194	—
(38,343,397)	(29,769,531)	(9,705,903)	(1,450,877)

8,582,206	28,619,063	(9,564,317)	(261,942)

30,242,365	26,247,969	2,834,468	4,347,648
578,575	258,954	201,247	123,392
(12,243,959)	(5,578,030)	(7,474,137)	(949,450)

18,576,981	20,928,893	(4,438,422)	3,521,590

27,159,187	49,547,956	(14,002,739)	3,259,648

60,164,702	62,126,396	(11,924,449)	5,173,232

238,287,469	176,161,073	23,751,349	18,578,117

$298,452,171	$238,287,469	$11,826,900	$23,751,349

$(12,632)	$(4,595)	$8,883	$9,272

5,115,230	7,071,827	13,933	126,588
11,454	3,558	18	—
(4,224,603)	(3,605,731)	(954,396)	(155,478)

902,081	3,469,654	(940,445)	(28,890)

3,213,364	3,164,138	274,821	462,771
63,072	32,199	19,541	13,195
(1,385,572)	(696,313)	(715,138)	(100,949)

1,890,864	2,500,024	(420,776)	375,017

2,792,945	5,969,678	(1,361,221)	346,127

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

		Kempner Multi-Cap Deep
	Diversified Strategies Fund*	Value Equity Fund
	Period Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,
	2011	2011	2010
Operations:
Net Investment Income (Loss)	$(5,518)	$2,781,553	$2,811,244
Net Realized Gain (Loss) on Investments and distributions from Investment Company Shares	(25,253)	3,787,700	(4,070,825)
Net Realized Loss on Foreign Currency Transactions	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Options	(252,946)	15,485,840	17,840,615
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(283,717)	22,055,093	16,581,034

Dividends:
Net Investment Income:
Institutional Class Shares	—	(2,456,139)	(2,462,020)
Class A Shares	—	(446,803)	(471,499)

Total Dividends and Distributions	—	(2,902,942)	(2,933,519)

Capital Share Transactions:
Institutional Class Shares:
Issued	—	13,113,135	13,007,472
Reinvestment of Dividends	—	8,175	8,885
Redemption Fees	—	—	—
Redeemed	—	(12,609,497)	(18,090,637)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	511,813	(5,074,280)

Class A Shares:
Issued	19,594,156	2,795,896	3,375,373
Reinvestment of Dividends	—	359,350	392,032
Redeemed	(2,147,719)	(4,530,738)	(5,128,650)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	17,446,437	(1,375,492)	(1,361,245)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	17,446,437	(863,679)	(6,435,525)

Total Increase in Net Assets	17,162,720	18,288,472	7,211,990

Net Assets:
Beginning of Period	—	152,728,223	145,516,233

End of Period	$17,162,720	$171,016,695	$152,728,223

Undistributed (Distributions in Excess of) Net Investment Income	$—	$(6,777)	$(774)

Share Transactions:
Institutional Class Shares:
Issued	—	1,459,085	1,618,958
Reinvestment of Dividends	—	949	1,121
Redeemed	—	(1,433,972)	(2,295,582)

Total Increase (Decrease) in Institutional Class Shares:	—	26,062	(675,503)

Class A Shares:
Issued	1,965,615	312,245	419,105
Reinvestment of Dividends	—	40,738	49,927
Redeemed	(217,054)	(516,944)	(653,195)

Total Increase (Decrease) in Class A Shares:	1,748,561	(163,961)	(184,163)

Net Increase (Decrease) in Shares Outstanding	1,748,561	(137,899)	(859,666)

*	Fund commenced operations on January 7, 2011.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS

Small Cap Equity Fund		International Equity Fund
Year Ended	Year Ended	Year Ended	Year Ended
July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010

$(884,049)	$(716,932)	$3,630,284	$2,169,761
39,776,459	26,924,455	5,119,344	(5,700,624)
—	—	(2,849,137)	(250,588)
10,180,606	(17,117,839)	40,994,821	22,632,854
—	—	841,208	(874,132)

49,073,016	9,089,684	47,736,520	17,977,271

—	—	(1,705,329)	(366,526)
—	—	(199,937)	—

—	—	(1,905,266)	(366,526)

64,941,686	70,927,245	47,400,693	63,427,606
—	—	45,287	5,918
—	—	41	—
(64,764,445)	(18,137,026)	(42,012,263)	(41,216,069)

177,241	52,790,219	5,433,758	22,217,455

15,470,762	11,417,960	11,941,622	13,006,518
—	—	164,803	—
(11,494,776)	(7,464,958)	(7,720,688)	(13,380,686)

3,975,986	3,953,002	4,385,737	(374,168)

4,153,227	56,743,221	9,819,495	21,843,287

53,226,243	65,832,905	55,650,749	39,454,032

164,699,438	98,866,533	257,649,417	218,195,385

$217,925,681	$164,699,438	$313,300,166	$257,649,417

$—	$—	$819,681	$1,943,802

7,081,219	9,502,056	5,320,464	8,255,592
—	—	5,100	757
(6,912,917)	(2,414,320)	(4,754,588)	(5,472,691)

168,302	7,087,736	570,976	2,783,658

1,612,854	1,529,585	1,316,720	1,694,349
—	—	18,559	—
(1,214,273)	(985,452)	(863,988)	(1,765,747)

398,581	544,133	471,291	(71,398)

566,883	7,631,869	1,042,267	2,712,260

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Low Duration Bond Fund
	Year Ended	Year Ended
	July 31,	July 31,
	2011	2010
Operations:
Net Investment Income	$6,059,116	$6,172,793
Net Realized Gain on Investments	3,022,766	1,001,129
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,220,016)	4,213,074

Net Increase in Net Assets Resulting from Operations	6,861,866	11,386,996

Dividends:
Net Investment Income:
Institutional Class Shares	(4,945,789)	(5,018,763)
Class A Shares	(617,399)	(838,623)
Realized Capital Gains:
Institutional Class Shares	(1,740,098)	—
Class A Shares	(272,831)	—

Total Dividends and Distributions	(7,576,117)	(5,857,386)

Capital Share Transactions:
Institutional Class Shares:
Issued	166,046,900	122,979,085
Reinvestment of Dividends	157,816	53,978
Redeemed	(94,397,750)	(65,479,293)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	71,806,966	57,553,770

Class A Shares:
Issued	9,102,032	15,668,237
Reinvestment of Dividends	635,409	589,541
Redeemed	(13,579,287)	(9,486,487)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(3,841,846)	6,771,291

Net Increase (Decrease) in Net Assets from Capital Share Transactions	67,965,120	64,325,061

Total Increase (Decrease) in Net Assets	67,250,869	69,854,671

Net Assets:
Beginning of Period	195,558,522	125,703,851

End of Period	$262,809,391	$195,558,522

Undistributed Net Investment Income	$34,288	$57,524

Share Transactions:
Institutional Class Shares:
Issued	15,650,102	11,683,046
Reinvestment of Dividends	14,927	5,096
Redeemed	(8,917,921)	(6,187,212)

Total Increase (Decrease) in Institutional Class Shares:	6,747,108	5,500,930

Class A Shares:
Issued	856,455	1,482,518
Reinvestment of Dividends	59,982	55,705
Redeemed	(1,282,219)	(895,558)

Total Increase (Decrease) in Class A Shares:	(365,782)	642,665

Net Increase (Decrease) in Shares Outstanding	6,381,326	6,143,595

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS

Total Return Bond Fund		Municipal Bond Fund
Year Ended	Year Ended	Year Ended	Year Ended
July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010

$23,155,218	$20,775,188	$5,071,413	$5,016,251
7,686,707	9,609,725	699,942	118,342
6,870,650	10,882,921	(1,879,263)	3,248,463

37,712,575	41,267,834	3,892,092	8,383,056

(18,460,748)	(15,889,329)	(5,030,283)	(4,969,670)
(4,121,688)	(3,908,166)	(15,674)	(20,909)

(12,466,340)	(3,803,436)	(110,225)	(156,626)
(2,797,262)	(1,036,960)	(540)	(715)

(37,846,038)	(24,637,891)	(5,156,722)	(5,147,920)

230,598,734	125,629,152	40,345,254	39,714,065
1,646,609	539,299	51,038	2
(61,411,510)	(58,896,813)	(45,112,001)	(18,757,695)

170,833,833	67,271,638	(4,715,709)	20,956,372

37,783,802	30,437,773	7,077	196,068
3,727,044	2,477,792	16,133	18,546
(13,279,149)	(14,777,325)	(627,970)	(80,468)

28,231,697	18,138,240	(604,760)	134,146

199,065,530	85,409,878	(5,320,469)	21,090,518

198,932,067	102,039,821	(6,585,099)	24,325,654

395,465,826	293,426,005	166,767,843	142,442,189

$594,397,893	$395,465,826	$160,182,744	$166,767,843

$146,083	$66,520	$58,885	$33,429

21,585,251	11,850,752	3,896,382	3,811,627
156,425	50,780	4,924	—
(5,754,199)	(5,562,900)	(4,354,214)	(1,799,352)

15,987,477	6,338,632	(452,908)	2,012,275

3,556,589	2,895,196	669	18,749
352,828	233,790	1,555	1,781
(1,243,901)	(1,387,101)	(61,312)	(7,781)

2,665,516	1,741,885	(59,088)	12,749

18,652,993	8,080,517	(511,996)	2,025,024

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Low Duration Municipal Bond Fund
	Year Ended	Year Ended
	July 31,	July 31,
	2011	2010
Operations:
Net Investment Income	$1,244,676	$1,236,072
Net Realized Gain on Investments	22,760	21,647
Net Change in Unrealized Appreciation (Depreciation) on Investments	(279,103)	698,260

Net Increase in Net Assets Resulting from Operations	988,333	1,955,979

Dividends:
Net Investment Income:
Institutional Class Shares	(1,231,422)	(1,218,911)
Class A Shares	(5,444)	(10,727)
Realized Capital Gains:
Institutional Class Shares	(21,690)	—
Class A Shares	(131)	—

Total Dividends and Distributions	(1,258,687)	(1,229,638)

Capital Share Transactions:
Institutional Class Shares:
Issued	36,361,183	27,671,205
Reinvestment of Dividends	7,392	973
Redeemed	(22,287,641)	(16,807,137)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	14,080,934	10,865,041

Class A Shares:
Issued	25,614	91,954
Reinvestment of Dividends	5,363	8,871
Redeemed	(562,860)	(44,058)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(531,883)	56,767

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,549,051	10,921,808

Total Increase (Decrease) in Net Assets	13,278,697	11,648,149

Net Assets:
Beginning of Period	66,496,302	54,848,153

End of Period	$79,774,999	$66,496,302

Undistributed Net Investment Income	$16,417	$8,607

Share Transactions:
Institutional Class Shares:
Issued	3,537,364	2,690,570
Reinvestment of Dividends	718	94
Redeemed	(2,167,271)	(1,636,765)

Total Increase (Decrease) in Institutional Class Shares:	1,370,811	1,053,899

Class A Shares:
Issued	2,486	8,936
Reinvestment of Dividends	521	863
Redeemed	(54,917)	(4,311)

Total Increase (Decrease) in Class A Shares:	(51,910)	5,488

Net Increase (Decrease) in Shares Outstanding	1,318,901	1,059,387

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS

Kempner Treasury and Income Fund		LKCM Multi-Cap Equity Fund
Year Ended	Year Ended	Year Ended	Year Ended
July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010

$862,707	$752,772	$10,997	$5,273
181,913	346,208	1,118,679	925,910
1,441,261	952,560	587,102	15,621

2,485,881	2,051,540	1,716,778	946,804

(799,345)	(712,838)	(4,592)	(68,647)
—	—	—	—
(347,205)	(415,379)	—	—
—	—	—	—

(1,146,550)	(1,128,217)	(4,592)	(68,647)

7,580,412	8,991,973	318,922	70,691
32,959	11,864	—	—
(4,040,838)	(9,697,829)	(3,092,322)	(3,913,133)

3,572,533	(693,992)	(2,773,400)	(3,842,442)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

3,572,533	(693,992)	(2,773,400)	(3,842,442)

4,911,864	229,331	(1,061,214)	(2,964,285)

26,357,373	26,128,042	6,842,409	9,806,694

$31,269,237	$26,357,373	$5,781,195	$6,842,409

$103,296	$39,934	$10,772	$4,532

710,057	858,212	33,191	9,294
3,123	1,142	—	—
(378,696)	(936,561)	(333,743)	(510,942)

334,484	(77,207)	(300,552)	(501,648)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

334,484	(77,207)	(300,552)	(501,648)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small-Mid Cap Equity Fund
	Year Ended	Year Ended
	July 31,	July 31,
	2011	2010
Operations:
Net Investment Loss	$(285,944)	$(145,116)
Net Realized Gain on Investments	4,184,426	1,016,916
Net Change in Unrealized Appreciation on Investments	3,491,691	2,764,144

Net Increase in Net Assets Resulting from Operations	7,390,173	3,635,944

Capital Share Transactions:
Institutional Class Shares:
Issued	30,411,134	8,225,634
Redeemed	(3,988,613)	(1,480,695)

Net Increase in Net Assets from Institutional Class Share Transactions	26,422,521	6,744,939

Net Increase in Net Assets from Capital Share Transactions	26,422,521	6,744,939

Total Increase in Net Assets	33,812,694	10,380,883

Net Assets:
Beginning of Period	21,158,836	10,777,953

End of Period	$54,971,530	$21,158,836

Undistributed Net Investment Income	$—	$—

Share are Transactions:
Institutional Class Shares:
Issued	2,551,564	917,510
Redeemed	(316,112)	(178,413)

Total Increase in Institutional Class Shares:	2,235,452	739,097

Net Increase in Shares Outstanding	2,235,452	739,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
For the periods ended July 31,

			Net Realized											Ratio of
			and											Expenses
			Unrealized											to Average
			Gains											Net Assets	Ratio of Net
	Net Asset	Net	(Losses) on		Dividends	Distributions						Ratio of		(Excluding	Investment
	Value,	Investment	Investments	Total	from Net	from	Total	Net Asset			Net Assets	Expenses		Waivers and	Income (Loss)		Portfolio
	Beginning	Income	and Foreign	from	Investment	Realized	Dividends	Value, End	Total		End of Period	to Average		Fees Paid	to Average		Turnover
	of Period	(Loss) (1)	Currency	Operations	Income	Gains	& Distributions	of Period	Return†		(000)	Net Assets		Indirectly)	Net Assets		Rate

Core Growth Equity Fund
Institutional Class
2011	$8.21	$0.02	$2.06	$2.08	$(0.03)	$—	$(0.03)	$10.26	25.35	%††	$257,479	0.82%		0.97%	0.21%		38%
2010	7.61	0.03	0.60	0.63	(0.03)	—	(0.03)	8.21	8.25	††	195,304	0.82		0.97	0.31		56
2009	9.34	0.03	(1.74)	(1.71)	(0.02)	—	(0.02)	7.61	(18.28)	††	188,920	0.85		1.00	0.38		72
2008(a)	10.00	0.00‡	(0.66)	(0.66)	—	—	—	9.34	(6.60)	††	211,065	0.86	*	1.01 *	0.21	*	5	**
Class A
2011	$8.19	$(0.00)‡	$2.06	$2.06	$(0.01)	$—	$(0.01)	$10.24	25.12	%††	$72,139	1.07%		1.22%	(0.05)%		38%
2010	7.59	0.00‡	0.61	0.61	(0.01)	—	(0.01)	8.19	8.05	††	47,235	1.07		1.22	0.06		56
2009	9.34	0.01	(1.75)	(1.74)	(0.01)	—	(0.01)	7.59	(18.60)	††	43,705	1.10		1.25	0.14		72
2008(b)	9.66	0.00‡	(0.32)	(0.32)	—	—	—	9.34	(3.31)	††	41,112	1.04	*	1.19 *	0.52	*	5	**

Dividend Value Equity Fund
Institutional Class
2011	$8.03	$0.19	$1.17	$1.36	$(0.19)	$—	$(0.19)	$9.20	17.03	%††	$235,531	0.82%		0.97%	2.12%		82%
2010	7.44	0.15	0.59	0.74	(0.15)	—	(0.15)	8.03	9.96	††	198,506	0.83		0.98	1.84		76
2009	9.20	0.21	(1.61)	(1.40)	(0.21)	(0.15)	(0.36)	7.44	(14.76)	††	157,923	0.86		1.01	2.96		65
2008(a)	10.00	0.07	(0.80)	(0.73)	(0.07)	—	(0.07)	9.20	(7.28)	††	146,164	0.88	*	1.03 *	2.91	*	34	**
Class A
2011	$8.03	$0.17	$1.16	$1.33	$(0.17)	$—	$(0.17)	$9.19	16.62	%††	$62,921	1.07%		1.22%	1.89%		82%
2010	7.43	0.13	0.60	0.73	(0.13)	—	(0.13)	8.03	9.85	††	39,781	1.08		1.23	1.54		76
2009	9.20	0.19	(1.62)	(1.43)	(0.19)	(0.15)	(0.34)	7.43	(15.08)	††	18,238	1.11		1.26	2.69		65
2008(b)	9.32	0.02	(0.12)	(0.10)	(0.02)	—	(0.02)	9.20	(1.07)	††	11,099	1.06	*	1.21 *	2.65	*	34	**

Strategic Balanced Fund
Institutional Class
2011	$9.54	$0.14	$1.05	$1.19	$(0.24)	$—	$(0.24)	$10.49	12.49	%††	$4,399	1.30%		1.39%	1.34%		21%
2010	8.67	0.16	0.87	1.03	(0.16)	—	(0.16)	9.54	11.88	††	12,976	1.24		1.30	1.71		38
2009	9.76	0.32	(1.11)	(0.79)	(0.30)	—	(0.30)	8.67	(7.66)	††	12,038	1.18		1.23	3.94		33
2008(b)	10.00	0.01	(0.23)	(0.22)	(0.02)	—	(0.02)	9.76	(2.25)	††	23,960	1.35	*	1.79 *	1.05	*	9	**
Class A
2011	$9.54	$0.14	$1.01	$1.15	$(0.21)	$—	$(0.21)	$10.48	12.07	%††	$7,428	1.60%		1.70%	1.35%		21%
2010	8.67	0.13	0.88	1.01	(0.14)	—	(0.14)	9.54	11.63	††	10,775	1.50		1.56	1.40		38
2009	9.76	0.28	(1.09)	(0.81)	(0.28)	—	(0.28)	8.67	(7.88)	††	6,540	1.45		1.50	3.50		33
2008(b)	10.00	0.01	(0.24)	(0.23)	(0.01)	—	(0.01)	9.76	(2.27)	††	6,860	1.60	*	2.04 *	0.69	*	9	**

Diversified Strategies Fund
Class A
2011(c)	$10.00	$(0.01)	$(0.17)	$(0.18)	$—	$—	$—	$9.82	(1.80)	%††	$17,163	2.00	%*	2.27%*	(0.10)	%*	91	%**

*	Annualized.

**	Not annualized.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

‡	Amount represents less than $0.01.

(a)	Commenced operations on April 25, 2008.

(b)	Commenced operations on June 30, 2008.

(c)	Commenced operations on January 7, 2011.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each
Period For the periods ended July 31,

			Net Realized										Ratio of
			and										Expenses
			Unrealized										to Average
			Gains										Net Assets	Ratio of Net
	Net Asset	Net	(Losses) on		Dividends	Distributions					Ratio of		(Excluding	Investment
	Value,	Investment	Investments	Total	from Net	from	Total	Net Asset		Net Assets	Expenses		Waivers and	Income (Loss)	Portfolio
	Beginning	Income	and Foreign	from	Investment	Realized	Dividends	Value, End	Total	End of Period	to Average		Fees Paid	to Average	Turnover
	of Period	(Loss) (1)	Currency	Operations	Income	Gains	& Distributions	of Period	Return†	(000)	Net Assets		Indirectly)	Net Assets	Rate

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class
2011	$7.89	$0.15	$1.02	$1.17	$(0.16)	$—	$(0.16)	$8.90	14.80%	$141,615	0.78%		0.78%	1.69%	22%
2010	7.20	0.15	0.69	0.84	(0.15)	—	(0.15)	7.89	11.75	125,363	0.79		0.79	1.87	23
2009	9.08	0.20	(1.73)	(1.53)	(0.21)	(0.14)	(0.35)	7.20	(16.33)	119,227	0.81		0.81	3.02	12
2008(a)	10.00	0.05	(0.92)	(0.87)	(0.05)	—	(0.05)	9.08	(8.69)	153,539	0.82	*	0.82 *	2.20 *	11	**

Class A
2011	$7.89	$0.13	$1.01	$1.14	$(0.13)	$—	$(0.13)	$8.90	14.52%	$29,402	1.03%		1.03%	1.44%	22%
2010	7.20	0.13	0.69	0.82	(0.13)	—	(0.13)	7.89	11.48	27,365	1.04		1.04	1.62	23
2009	9.08	0.19	(1.74)	(1.55)	(0.19)	(0.14)	(0.33)	7.20	(16.54)	26,289	1.06		1.06	2.76	12
2008(b)	9.09	0.01	0.03	0.04	(0.05)	—	(0.05)	9.08	0.43	35,014	0.99	*	0.99 *	1.44 *	11	**

Small Cap Equity Fund
Institutional Class
2011	$7.53	$(0.03)	$2.22	$2.19	$—	$—	$—	$9.72	29.08%	$182,577	1.10%		1.10%	(0.36)%	144%
2010	6.94	(0.04)	0.63	0.59	—	—	—	7.53	8.50	140,224	1.23		1.23	(0.53)	160
2009	9.61	(0.02)	(2.58)	(2.60)	—	(0.07)	(0.07)	6.94	(26.94)	80,026	1.25		1.25	(0.27)	273
2008(a)	10.00	(0.01)	(0.38)	(0.39)	—	—	—	9.61	(3.90)	64,577	1.33	*	1.33 *	(0.26) *	110	**

Class A
2011	$7.49	$(0.06)	$2.22	$2.16	$—	$—	$—	$9.65	28.84%	$35,349	1.35%		1.35%	(0.62)%	144%
2010	6.92	(0.06)	0.63	0.57	—	—	—	7.49	8.24	24,475	1.48		1.48	(0.76)	160
2009	9.61	(0.03)	(2.59)	(2.62)	—	(0.07)	(0.07)	6.92	(27.15)	18,840	1.50		1.50	(0.51)	273
2008(b)	9.83	(0.01)	(0.21)	(0.22)	—	—	—	9.61	(2.24)	21,288	1.44	*	1.44 *	(0.73) *	110	**

International Equity Fund
Institutional Class
2011	$7.79	$0.11	$1.34	$1.45	$(0.06)	$—	$(0.06)	$9.18	18.66%	$263,419	1.14%		1.14%	1.25%	26%
2010	7.18	0.07	0.55	0.62	(0.01)	—	(0.01)	7.79	8.69	218,996	1.16		1.16	0.91	35
2009	9.01	0.08	(1.71)	(1.63)	(0.20)	—	(0.20)	7.18	(17.51)	182,004	1.21		1.21	1.27	51
2008(a)	10.00	0.06	(1.05)	(0.99)	—	—	—	9.01	(9.90)	230,394	1.19	*	1.19 *	2.25 *	16	**

Class A
2011	$7.77	$0.09	$1.34	$1.43	$(0.04)	$—	$(0.04)	$9.16	18.42%	$49,881	1.39%		1.39%	1.01%	26%
2010	7.18	0.05	0.54	0.59	—	—	—	7.77	8.22	38,653	1.41		1.41	0.64	35
2009	9.01	0.07	(1.71)	(1.64)	(0.19)	—	(0.19)	7.18	(17.65)	36,191	1.46		1.46	1.07	51
2008(b)	9.31	(0.00)‡	(0.30)	(0.30)	—	—	—	9.01	(3.22)	41,937	1.25	*	1.25 *	(0.20) *	16	**

*	Annualized.

**	Not annualized.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.

‡	Amount represents less than $0.01.

(a)	Commenced operations on April 25, 2008.

(b)	Commenced operations on June 30, 2008.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
For the periods ended July 31,

			Net Realized											Ratio of
			and											Expenses
			Unrealized											to Average
			Gains											Net Assets	Ratio of Net
	Net Asset	Net	(Losses) on		Dividends	Distributions						Ratio of		(Excluding	Investment
	Value,	Investment	Investments	Total	from Net	from	Total	Net Asset			Net Assets	Expenses		Waivers and	Income (Loss)		Portfolio
	Beginning	Income	and Foreign	from	Investment	Realized	Dividends	Value, End	Total		End of Period	to Average		Fees Paid	to Average		Turnover
	of Period	(1)	Currency	Operations	Income	Gains	& Distributions	of Period	Return†		(000)	Net Assets		Indirectly)	Net Assets		Rate

Low Duration Bond Fund
Institutional Class
2011	$10.67	$0.27	$0.04	$0.31	$(0.25)	$(0.09)	$(0.34)	$10.64	2.97	%††	$236,573	0.53%		0.68%	2.56%		56%
2010	10.32	0.37	0.33	0.70	(0.35)	—	(0.35)	10.67	6.86	††	165,334	0.53		0.70	3.52		62
2009	10.01	0.47	0.30	0.77	(0.46)	(0.00)‡	(0.46)	10.32	8.00	††	103,107	0.52		0.72	4.77		56
2008(a)	10.00	0.10	0.01	0.11	(0.10)	—	(0.10)	10.01	1.12	††	118,107	0.56	*	0.76 *	3.88	*	8	**

Class A
2011	$10.67	$0.25	$0.03	$0.28	$(0.22)	$(0.09)	$(0.31)	$10.64	2.71	%††	$26,236	0.78%		0.93%	2.34%		56%
2010	10.32	0.35	0.32	0.67	(0.32)	—	(0.32)	10.67	6.60	††	30,225	0.78		0.95	3.28		62
2009	10.01	0.45	0.30	0.75	(0.44)	(0.00)‡	(0.44)	10.32	7.74	††	22,597	0.77		0.97	4.53		56
2008(b)	10.04	0.03	(0.03)	—	(0.03)	—	(0.03)	10.01	(0.02)	††	26,293	0.73	*	0.93 *	3.32	*	8	**

Total Return Bond Fund
Institutional Class
2011	$10.71	$0.54	$0.35	$0.89	$(0.52)	$(0.38)	$(0.90)	$10.70	8.72	%††	$489,685	0.51%		0.66%	5.08%		58%
2010	10.17	0.63	0.66	1.29	(0.60)	(0.15)	(0.75)	10.71	13.03	††	319,147	0.54		0.67	5.97		60
2009	9.89	0.58	0.28	0.86	(0.56)	(0.02)	(0.58)	10.17	9.08	††	238,649	0.59		0.69	5.97		67
2008(a)	10.00	0.13	(0.11)	0.02	(0.13)	—	(0.13)	9.89	0.15	††	199,384	0.62	*	0.72 *	4.78	*	12	**

Class A
2011	$10.71	$0.52	$0.33	$0.85	$(0.49)	$(0.38)	$(0.87)	$10.69	8.36	%††	$104,713	0.77%		0.91%	4.83%		58%
2010	10.17	0.61	0.65	1.26	(0.57)	(0.15)	(0.72)	10.71	12.76	††	76,319	0.79		0.92	5.73		60
2009	9.89	0.55	0.28	0.83	(0.53)	(0.02)	(0.55)	10.17	8.82	††	54,777	0.84		0.94	5.73		67
2008(b)	9.95	0.04	(0.06)	(0.02)	(0.04)	—	(0.04)	9.89	(0.21)	††	49,258	0.81	*	0.92 *	4.69	*	12	**

Municipal Bond Fund
Institutional Class
2011	$10.50	$0.34	$(0.06)	$0.28	$(0.34)	$(0.01)	$(0.35)	$10.43	2.68	%††	$159,989	0.62%		0.72%	3.25%		10%
2010	10.28	0.34	0.22	0.56	(0.33)	(0.01)	(0.34)	10.50	5.56	††	165,952	0.61		0.71	3.22		5
2009	9.94	0.34	0.34	0.68	(0.34)	(0.00)‡	(0.34)	10.28	6.99	††	141,775	0.62		0.72	3.39		14
2008(a)	10.00	0.09	(0.07)	0.02	(0.08)	—	(0.08)	9.94	0.24	††	124,174	0.67	*	0.77 *	3.20	*	3	**

Class A
2011	$10.50	$0.31	$(0.06)	$0.25	$(0.31)	$(0.01)	$(0.32)	$10.43	2.40	%††	$194	0.86%		0.96%	2.99%		10%
2010	10.28	0.31	0.23	0.54	(0.31)	(0.01)	(0.32)	10.50	5.31	††	816	0.86		0.96	2.97		5
2009(c)	10.06	0.30	0.24	0.54	(0.32)	(0.00)‡	(0.32)	10.28	5.48	††	668	0.87	*	0.97 *	3.15	*	14	**†††

*	Annualized.

**	Not annualized.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†††	Portfolio turnover rate is for the Fund for the year ended July 31, 2009.

‡	Amounts represents less than $0.01.

(a)	Commenced operations on April 25, 2008.

(b)	Commenced operations on June 30, 2008.

(c)	Commenced operations on August 28, 2008.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
For the periods ended July 31,

			Net Realized											Ratio of
			and											Expenses
			Unrealized											to Average
			Gains											Net Assets	Ratio of Net
	Net Asset	Net	(Losses) on		Dividends	Distributions						Ratio of		(Excluding	Investment
	Value,	Investment	Investments	Total	from Net	from	Total	Net Asset			Net Assets	Expenses		Waivers and	Income (Loss)	Portfolio
	Beginning	Income	and Foreign	from	Investment	Realized	Dividends	Value, End	Total		End of Period	to Average		Fees Paid	to Average	Turnover
	of Period	(Loss) (1)	Currency	Operations	Income	Gains	& Distributions	of Period	Return†		(000)	Net Assets		Indirectly)	Net Assets	Rate

Low Duration Municipal Bond Fund
Institutional Class
2011	$10.35	$0.18	$(0.05)	$0.13	$(0.18)	$(0.00)‡	$(0.18)	$10.30	1.29	%††	$79,658	0.60%		0.80%	1.75%	9%
2010	10.22	0.21	0.13	0.34	(0.21)	—	(0.21)	10.35	3.32	††	65,841	0.61		0.81	2.02	21
2009	10.00	0.23	0.22	0.45	(0.23)	—	(0.23)	10.22	4.51	††	54,257	0.61		0.81	2.26	27
2008(a)	10.00	0.06	0.00 ‡	0.06	(0.06)	—	(0.06)	10.00	0.57	††	48,699	0.72	*	0.92 *	2.18 *	10	**

Class A
2011	$10.35	$0.16	$(0.06)	$0.10	$(0.15)	$(0.00)‡	$(0.15)	$10.30	1.02	%††	$117	0.85%		1.05%	1.52%	9%
2010	10.22	0.18	0.13	0.31	(0.18)	—	(0.18)	10.35	3.07	††	655	0.86		1.06	1.77	21
2009(b)	10.04	0.18	0.21	0.39	(0.21)	—	(0.21)	10.22	3.89	††	591	0.86	*	1.06 *	1.89 *	27	**†††

Kempner Treasury and Income Fund
Institutional Class
2011	$10.54	$0.34	$0.59	$0.93	$(0.30)	$(0.14)	$(0.44)	$11.03	9.08%		$31,269	0.76%		0.76%	3.14%	5%
2010	10.14	0.30	0.54	0.84	(0.20)	(0.24)	(0.44)	10.54	8.48		26,357	0.71		0.71	2.85	28
2009	9.94	0.01	0.33	0.34	(0.10)	(0.04)	(0.14)	10.14	3.50		26,128	0.70		0.70	0.12	114
2008(a)	10.00	0.12	(0.06)	0.06	(0.12)	—	(0.12)	9.94	0.59		21,852	1.00	*	1.00 *	4.42 *	0	**

LKCM Multi-Cap Equity Fund
Institutional Class
2011	$7.71	$0.02	$2.13	$2.15	$(0.01)	$—	$(0.01)	$9.85	27.84	%††	$5,781	1.35%		2.00%	0.16%	12%
2010	7.06	0.00 ‡	0.71	0.71	(0.06)	—	(0.06)	7.71	10.04	††	6,842	1.35		1.55	0.06	14
2009	9.32	0.04	(1.47)	(1.43)	(0.02)	(0.81)	(0.83)	7.06	(13.43	)††	9,807	1.35		1.36	0.62	34
2008(a)	10.00	0.01	(0.69)	(0.68)	—	—	—	9.32	(6.80)		17,389	1.35	*	1.46 *	0.46 *	23	**

LKCM Small-Mid Cap Equity Fund
Institutional Class
2011	$9.40	$(0.10)	$2.96	$2.86	$—	$—	$—	$12.26	30.43%		$54,972	1.26%		1.26%	(0.86)%	53%
2010	7.13	(0.08)	2.35	2.27	—	—	—	9.40	31.84		21,159	1.39		1.39	(0.92)	72
2009	9.57	(0.03)	(2.41)	(2.44)	—	—	—	7.13	(25.50	)††	10,778	1.55		1.63	(0.42)	88
2008(a)	10.00	(0.01)	(0.42)	(0.43)	—	—	—	9.57	(4.30	)††	10,984	1.55	*	2.13 *	(0.19) *	27	**

*	Annualized.

**	Not annualized.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†††	Portfolio turnover rate is for the Fund for the year ended July 31, 2009.

‡	Amounts represents less than $0.01.

(a)	Commenced operations on April 25, 2008.

(b)	Commenced operations on August 28, 2008.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
NOTES TO FINANCIAL STATEMENTS
1. Organization:
The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Diversified Strategies Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund (each a “Fund” and collectively the “Funds”). Frost Core Growth Equity Fund seeks to achieve long-term capital appreciation. Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund and Frost International Equity Fund seek to achieve long-term capital appreciation and current income. Frost Kempner Multi-Cap Deep Value Equity Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. Frost Small Cap Equity Fund seeks to maximize total return. Frost Low Duration Bond Fund and Frost Total Return Bond Fund both seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. Frost Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. Frost Low Duration Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return. Frost Kempner Treasury and Income Fund seeks to provide current income consistent with the preservation of capital. Both Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund seek to maximize long-term capital appreciation. Frost Diversified Strategies Fund seeks capital growth with reduced correlation to the stock and bond markets. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds currently offer Institutional Class Shares and Class A Shares. The financial statements of the remaining funds in the Trust are presented separately.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Funds:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. For the year ended July 31, 2011, no securities were fair valued.
All Registered Investment Companies held in the Funds’ portfolios are valued at the published net asset value.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
The Frost International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Frost International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s administrator and may request that a meeting of the Committee be held.
If a local market in which the Frost International Equity Fund owns securities is closed for one or more days, the Frost International Equity Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).
The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2011.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

Investments in Securities***	Level 1	Level 2	Level 3	Total

Core Growth Equity Fund
Common Stock	$301,641,566	$—	$—	$301,641,566
Cash Equivalents	34,103,039	—	—	34,103,039
Repurchase Agreements	—	29,064,110	—	29,064,110

Total Investments in Securities	$335,744,605	$29,064,110	$—	$364,808,715

Dividend Value Equity Fund
Common Stock	$280,506,514	$—	$—	$280,506,514
Cash Equivalents	19,907,534	—	—	19,907,534
Repurchase Agreements	—	43,459,340	—	43,459,340

Total Investments in Securities	$300,414,048	$43,459,340	$—	$343,873,388

Strategic Balanced Fund
Registered Investment Companies	$11,228,238	$—	$—	$11,228,238
Common Stock	229,425	—	—	229,425
Cash Equivalents	748,843	—	—	748,843
Repurchase Agreements	—	1,149,762	—	1,149,762

Total Investments in Securities	$12,206,506	$1,149,762	$—	$13,356,268

Diversified Strategies Fund
Registered Investment Companies	$15,802,666	$—	$—	$15,802,666
Purchased Options	145,791	—	—	145,791
Cash Equivalents	1,865,134	—	—	1,865,134

Total Investments in Securities	$17,813,591	$—	$—	$17,813,591

Kempner Multi-Cap Deep Value Fund
Common Stock	$154,168,818	$—	$—	$154,168,818
Cash Equivalents	19,004,171	—	—	19,004,171
Repurchase Agreements	—	6,154,801	—	6,154,801

Total Investments in Securities	$173,172,989	$6,154,801	$—	$179,327,790

Small Cap Equity Fund
Common Stock	$213,519,267	$—	$—	$213,519,267
Cash Equivalents	14,623,270	—	—	14,623,270
Repurchase Agreements	—	30,917,204	—	30,917,204

Total Investments in Securities	$228,142,537	$30,917,204	$—	$259,059,741

International Equity Fund
Common Stock	$304,419,469	$—	$—	$304,419,469
Preferred Stock	7,798,459	—	—	7,798,459
Cash Equivalents	1,361,697	—	—	1,361,697
Repurchase Agreements	—	4,012,522	—	4,012,522

Total Investments in Securities	$313,579,625	$4,012,522	$—	$317,592,147

Low Duration Bond Fund
Corporate Obligations	$—	$70,201,261	$—	$70,201,261
Asset-Backed Securities	—	56,119,373	—	56,119,373
U.S. Treasury Obligations	43,292,312	—	—	43,292,312
Mortgage-Backed Securities	—	42,406,400	—	42,406,400
U.S. Government Agency Obligations	—	28,770,357	—	28,770,357
Municipal Bonds	—	11,346,611	—	11,346,611
Cash Equivalents	6,739,267	—	—	6,739,267
Repurchase Agreements	—	33,926,254	—	33,926,254

Total Investments in Securities	$50,031,579	$242,770,256	$—	$292,801,835

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

Investments in Securities***	Level 1	Level 2	Level 3	Total

Total Return Bond Fund
Mortgage-Backed Securities	$—	$187,743,642	$—	$187,743,642
Corporate Obligations	—	180,381,188	—	180,381,188
Asset-Backed Securities	—	83,275,754	—	83,275,754
Municipal Bonds	—	46,865,914	—	46,865,914
U.S. Treasury Obligations	31,119,827	—	—	31,119,827
Collateralized Debt Obligations	—	19,565,000	—	19,565,000
U.S. Government Agency Obligations	—	14,117,683	—	14,117,683
Commercial Paper	—	10,099,149	—	10,099,149
Cash Equivalents	11,272,390	—	—	11,272,390
Repurchase Agreements	—	56,890,344	—	56,890,344

Total Investments in Securities	$42,392,217	$598,938,674	$—	$641,330,891

Municipal Bond Fund
Municipal Bonds	$—	$153,121,482	$—	$153,121,482
Cash Equivalent	5,158,753	—	—	5,158,753

Total Investments in Securities	$5,158,753	$153,121,482	$—	$158,280,235

Low Duration Municipal Bond Fund
Municipal Bonds	$—	$73,438,223	$—	$73,438,223
Cash Equivalent	5,825,702	—	—	5,825,702

Total Investments in Securities	$5,825,702	$73,438,223	$—	$79,263,925

Kempner Treasury and Income Fund
U.S. Treasury Obligations	$21,659,009	$—	$—	$21,659,009
Cash Equivalents	5,097,311	—	—	5,097,311

Total Investments in Securities	$26,756,320	$—	$—	$26,756,320

LKCM Multi-Cap Equity Fund
Common Stock	$5,778,954	$—	$—	$5,778,954
Cash Equivalents	137,158	—	—	137,158
Repurchase Agreements	—	364,446	—	364,446

Total Investments in Securities	$5,916,112	$364,446	$—	$6,280,558

LKCM Small Mid-Cap Equity Fund
Common Stock	$53,721,801	$—	$—	$53,721,801
Cash Equivalents	3,411,624	—	—	3,411,624
Repurchase Agreements	—	6,061,217	—	6,061,217

Total Investments in Securities	$57,133,425	$6,061,217	$—	$63,194,642

Other Financial Instruments*
International Equity Fund	$—	$(214,415)	$—	$(214,415)

Liabilities**
Diversified Strategies Fund	$(156,009)	$—	$—	$(156,009)

*	Other financial instruments are forward foreign currency contracts not reflected in the Schedule of Investments.

**	Liabilities are written options reflected in the Schedule of Investments.

***	Industry disclosure of holdings is detailed in the Schedule of Investments.
There were no significant transfers between Level 1 and Level 2 within the Funds for the year ended July 31, 2011. There were no significant transfers between Level 2 and Level 3 within the Funds for the year ended July 31, 2011. Level placement of securities is not necessarily indicative of the risk associated with the investment.
For the year ended July 31, 2011, there have been no significant changes to the Funds’ Fair value methodologies.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
Federal Income Taxes — It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The Frost International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Frost International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended July 31, 2011, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period the Funds did not incur any significant interest or penalties.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.
Forward Foreign Currency Contracts — The International Equity Fund will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The International Equity Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or the Statement of Assets and Liabilities.
Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by Frost Investment Advisors, LLC (the “Adviser”). In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
As discussed in Note 9, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Funds receive cash collateral for securities on loan, a portion of which has been invested in repurchase agreements as of July 31, 2011 in a joint account for the Funds. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
As of July 31, 2011, the Core Growth Equity Fund, Dividend Value Equity Fund, Strategic Balanced Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Small Cap Equity Fund, International Equity Fund, Low Duration Bond Fund, Total Return Bond Fund, LKCM Multi-Cap Equity Fund and LKCM Small-Mid Cap Equity Fund had repurchase agreements executed by the joint account as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

BNP Paribas	0.210% due 8/1/11	$66,000,000	$66,000,000	$66,001,155
HSBC Securities	0.260% due 8/1/11	51,000,000	51,000,000	51,001,105
Mizuho	0.160% due 8/1/11	50,000,000	50,000,000	50,000,667
As of July 31, 2011, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rate	Par Value	Market Value
Corporate Obligations	1/31/13 — 12/15/38	3.875% — 6.375%	$62,760,600	$69,300,001
Corporate Obligations	10/15/11 — 10/07/39	1.600% — 9.000%	51,631,000	53,077,026
FNMA Obligations	12/25/24 — 09/25/40	0.050% — 7.513%	1,593,344,044	51,000,000
Options Written/Purchased — A Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss.
The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Diversified Strategies Fund had options contracts as of July 31, 2011, as disclosed in the Fund’s Schedule of Investments.
Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the statement of operations, the Strategic Balanced Fund and Diversified Strategies Fund indirectly bear expenses of the underlying funds (registered investment companies) in which it invests. Because each of the underlying funds have varied expense and fee levels, and the Strategic Balanced Fund and Diversified Strategies Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.
Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
Organization and Offering Costs — Organization costs of the Diversified Strategies Fund, which commenced operations on January 7, 2011, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, are being amortized to expense over a twelve month period. As of July 31, 2011, the Fund had $18,798 remaining to be amortized.
Dividends and Distributions to Shareholders — The Frost Core Growth Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Strategic Balanced Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, and Frost Diversified Strategies Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.
Redemption Fees — The Frost International Equity Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. The Frost Diversified Strategies Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than sixty days. For the year ended July 31, 2011, Frost International Equity Fund retained $41 and Frost Diversified Strategies Fund retained no such fees.
Line of Credit — The Funds entered into an agreement which enables them to participate in a $20 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank, N.A. (the “Custodian”) which expires April 24, 2012. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate minus 1%. As of July 31, 2011, the Funds had no borrowings outstanding. Listed below are Funds which had outstanding balances during the year ended July 31, 2011:

				Daily
	Maximum	Number	Average	Weighted
	Amount	of Days	Outstanding	Average	Interest
	Borrowed	Outstanding	Balance	Interest Rate	Paid

Dividend Value Equity Fund	$450,000	6	$318,200	3.25%	$172
Strategic Balanced Fund	110,027	3	60,076	3.25	16
Small Cap Equity Fund	9,457,910	4	2,444,663	3.25	883
International Equity Fund	3,715,000	11	2,601,145	3.25	2,583
Low Duration Bond Fund	232,500	7	232,500	3.25	147
LKCM Multi-Cap Equity Fund	148,550	32	36,480	3.25	108
LKCM Small-Mid Cap Equity Fund	760,000	5	318,859	3.25	144
3. Derivative Contracts:
A summary of option contracts written in the Diversified Strategies Fund during the year ended July 31, 2011 is as follows:

	Number of
	Contracts	Premiums

Outstanding at July 31, 2010	—	$—
Written Options	6,154	693,935
Expired	(1,343)	(135,888)
Closing Buys	(3,325)	(394,200)

Outstanding at July 31, 2011	1,486	$163,847

4. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
5. Administration, Distribution, Transfer Agent and Custodian Agreements:
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of: 0.10% on the first $2 billion of the Funds’ aggregate average daily net assets; 0.08% on the next $1 billion of the Funds’ aggregate average daily net assets; and 0.06% on the Funds’ aggregate average daily net assets over $3 billion. The minimum annual administration fee is $900,000 for the initial eight Funds. The minimum annual administration fee will increase by $90,000 for each additional fund established. There is also a minimum annual administration fee of $15,000 per additional class.
The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Class A Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Class A Shares as compensation for distribution services.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.
Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
6. Investment Advisory Agreement:
Frost Investment Advisors, LLC (the “Adviser”), a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of The Frost National Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.
The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s voluntary Expense Limitation for each Fund.

	Advisory Fee	Adviser’s	Institutional	Class
	Before	Voluntary	Class	A
	Voluntary Fee	Fee	Voluntary Expense	Voluntary Expense
Fund	Reduction	Reduction	Limitation	Limitation
Core Growth Equity Fund	0.80%	0.15%	1.25%	1.50%
Dividend Value Equity Fund	0.80%	0.15%	1.25%	1.50%
Strategic Balanced Fund	0.70%	0.05%	1.35%	1.60%
Diversified Strategies Fund	0.80%	None	N/A	2.00%
Kempner Multi-Cap Deep Value Equity Fund	0.59%	None	1.05%	1.30%
Small Cap
Equity Fund	1.00% for assets up to $100 million	None	1.55%	1.80%
	0.85% for assets over $100 million
International Equity Fund	0.95% for assets up to $150 million	None	1.45%	1.70%
	0.90% for assets over $150 million
Low Duration Bond Fund	0.50%	0.15%	0.95%	1.20%
Total Return Bond Fund	0.50%	0.15%	0.95%	1.20%
Municipal Bond Fund	0.50%	0.10%	1.05%	1.30%
Low Duration Municipal Bond Fund	0.50%	0.20%	1.15%	1.40%
Kempner Treasury and Income Fund	0.35%	None	1.05%	1.30%*
LKCM Multi-Cap Equity Fund	0.75%	None	1.35%	1.60%*
LKCM Small-Mid Cap Equity Fund	0.90%	None	1.55%	1.80%*

*	Class is registered but not yet opened.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2011, the Adviser recaptured $0 of prior Expense Limitation reimbursements. At July 31, 2011, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Expense Deferred		Frost LKCM	Frost LKCM
in Fiscal Period	Subject to Repayment	Multi-Cap	Small Mid-Cap	Frost Strategic	Frost Diversified
Ending, July 31:	until July 31:	Equity Fund	Equity Fund	Balanced Fund	Strategies Fund

2009	2012	$1,062	$8,309	—	—
2010	2013	17,004	—	—	—
2011	2014	43,515	—	$5,969	$22,831

	Total	$61,581	$8,309	$5,969	$22,831
As of July 31, 2011, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Kempner Multi-Cap Deep Value Equity Fund	Kempner Treasury and Income Fund
Kempner Capital Management, Inc.	Kempner Capital Management, Inc.

Small Cap Equity Fund	LKCM Multi-Cap Equity Fund
Artio Global Management LLC	Luther King Capital Management Corporation
Cambiar Investors LLC

International Equity Fund	LKCM Small-Mid Cap Equity Fund
Thornburg Investment Management, Inc.	Luther King Capital Management Corporation
7. Investment Transactions:
The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2011 were as follows:

	U.S. Gov’t	Other		Total

Core Growth Equity Fund
Purchases	$—	$120,372,536		$120,372,536
Sales	—	106,118,630		106,118,630
Dividend Value Equity Fund
Purchases	—	229,838,814		229,838,814
Sales	—	220,687,934		220,687,934
Strategic Balanced Fund
Purchases	—	3,785,711	*	3,785,711
Sales	—	17,308,595		17,308,595
Diversified Strategies Fund
Purchases	—	28,710,646		28,710,646
Sales	—	12,647,516		12,647,516
Kempner Multi-Cap Deep Value Equity Fund
Purchases	—	33,529,863		33,529,863
Sales	—	40,814,517		40,814,517
Small Cap Equity Fund
Purchases	—	307,898,592		307,898,592
Sales	—	304,450,422		304,450,422
International Equity Fund
Purchases	—	86,901,696		86,901,696
Sales	—	76,113,371		76,113,371
Low Duration Bond Fund
Purchases	70,839,663	107,265,852		178,105,515
Sales	49,393,860	58,395,958		107,789,818
Total Return Bond Fund
Purchases	179,637,858	215,433,062		395,070,920
Sales	142,627,078	91,691,493		234,318,571
Municipal Bond Fund
Purchases	—	14,337,896		14,337,896
Sales	—	26,152,340		26,152,340
Low Duration Municipal Bond Fund
Purchases	—	7,167,567		7,167,567
Sales	—	4,983,290		4,983,290
Kempner Treasury and Income Fund
Purchases	995,106	—		995,106
Sales	4,506,937	—		4,506,937
LKCM Multi-Cap Equity Fund
Purchases	—	819,975		819,975
Sales	—	3,587,545		3,587,545
LKCM Small-Mid Cap Equity Fund
Purchases	—	43,197,826		43,197,826
Sales	—	16,613,007		16,613,007

*	Includes $877,431 of purchases and $420,785 of sales of affiliated investment.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
8. Federal Tax Information:
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to paydown of mortgage and asset-backed securities for tax purposes, wash sales and differing book and tax treatments for foreign currency transactions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.
Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed	Accumulated
	Net Investment	Realized
	Income (Loss)	Gain (Loss)	Paid-in Capital

Core Growth Equity Fund	$95,806	$—	$(95,806)
Strategic Balanced Fund	90,151	(89,205)	(946)
Diversified Strategies Fund	5,518	(5,518)	—
Kempner Multi-Cap Deep Value Equity Fund	115,386	(115,386)	—
Small Cap Equity Fund	884,049	(884,049)	—
International Equity Fund	(2,849,139)	2,849,139	—
Low Duration Bond Fund	(519,164)	519,164	—
Total Return Bond Fund	(493,219)	493,219	—
LKCM Multi-Cap Equity Fund	(165)	165	—
LKCM Small-Mid Cap Equity Fund	285,944	—	(285,944)
These differences are primarily due to differing book and tax treatment of net operating loss, investment in master limited partnerships, reclassification of distributions and nondeductible excise tax paid, paydowns, REIT adjustments, and foreign exchange gain/loss. These reclassifications had no effect on the net assets or net asset value.
The tax character of dividends and distributions declared during the years ended July 31, 2011 and July 31, 2010 was as follows:

		Ordinary	Long-Term	Return of
	Tax Exempt	Income	Capital Gains	Capital	Total

Core Growth Equity Fund
2011	$—	$652,934	$—	$95,044	$747,978
2010	—	808,003	—	—	808,003
Dividend Value Equity Fund
2011	—	5,775,814	—	—	5,775,814
2010	—	3,940,041	—	—	3,940,041
Strategic Balanced Fund
2011	—	348,685	—	—	348,685
2010	—	337,807	—	—	337,807
Kempner Multi-Cap Deep Value Equity Fund
2011	—	2,902,942	—	—	2,902,942
2010	—	2,933,519	—	—	2,933,519
International Equity Fund
2011	—	1,905,266	—	—	1,905,266
2010	—	366,526	—	—	366,526
Low Duration Bond Fund
2011	—	5,785,139	1,790,978	—	7,576,117
2010	—	5,857,386	—	—	5,857,386
Total Return Bond Fund
2011	—	24,050,864	13,795,174	—	37,846,038
2010	—	22,411,371	2,226,520	—	24,637,891
Municipal Bond Fund
2011	5,045,957	—	110,765	—	5,156,722
2010	4,990,579	—	157,341	—	5,147,920

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

		Ordinary	Long-Term	Return of
	Tax Exempt	Income	Capital Gains	Capital	Total

Low Duration Municipal Bond Fund
2011	$1,236,866	$—	$21,821	$—	$1,258,687
2010	1,229,638	—	—	—	1,229,638
Kempner Treasury and Income Fund
2011	—	843,706	302,844	—	1,146,550
2010	—	736,371	391,846	—	1,128,217
LKCM Multi-Cap Equity Fund
2011	—	4,592	—	—	4,592
2010	—	68,647	—	—	68,647
As of July 31, 2011, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

			Undistributed			Post-
		Undistributed	Long-Term			October	Unrealized	Other
	Undistributed	Tax-Exempt	Capital	Capital Loss	Post-October	Currency	Appreciation	Temporary
	Ordinary Income	Income	Gain	Carryforwards	Losses	Losses	(Depreciation)	Differences	Total

Core Growth Equity Fund	$—	$—	$—	$(26,516,358)	$—	$—	$82,881,105	$—	$56,364,747
Dividend Value Equity Fund	104,217	—	—	(6,810,267)	—	—	25,208,283	(116,845)	18,385,388
Strategic Balanced Fund	8,883	—	—	(3,461,578)	—	—	469,877	—	(2,982,818)
Diversified Strategies Fund	169,946	—	3,274	—	—	—	(456,937)	—	(283,717)
Kempner Multi-Cap Deep Value Equity Fund	177,562	—	—	(5,729,636)	—	—	(17,051,939)	(184,339)	(22,788,352)
Small Cap Equity Fund	24,320,949	—	4,381,304	—	—	—	8,360,701	—	37,062,954
International Equity Fund	1,636,930	—	—	(30,741,610)	—	(1,031,664)	57,756,355	214,413	27,834,424
Low Duration Bond Fund	585,250	—	2,034,948	—	—	—	6,076,630	(444,424)	8,252,404
Total Return Bond Fund	2,301,243	—	1,731,539	—	—	—	17,568,251	(2,180,649)	19,420,384
Municipal Bond Fund	—	427,828	698,722	—	—	—	6,640,987	(397,706)	7,369,831
Low Duration Municipal Bond Fund	20	108,558	22,567	—	—	—	1,879,212	(99,860)	1,910,497
Kempner Treasury and Income Fund	103,296	—	1	—	—	—	3,222,788	—	3,326,085
LKCM Multi-Cap Equity Fund	10,772	—	200,573	—	—	—	1,449,520	—	1,660,865
LKCM Small-Mid Cap Equity Fund	—	—	886,959	—	—	—	5,857,806	—	6,744,765

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
For Federal income tax purposes, capital loss carryforwards represent realized losses that a Fund may carry forward for a maximum period of eight years and apply against future net realized gains. At July 31, 2011, the breakdown of capital loss carryforwards was as follows:

				Total Capital Loss
				Carryforwards
	Expires 2017	Expires 2018	Expires 2019	07/31/11

Core Growth Equity Fund	$1,548,067	$24,968,291	$—	$26,516,358
Dividend Value Equity Fund	—	6,810,267	—	6,810,267
Strategic Balanced Fund	1,632,619	1,230,836	598,123	3,461,578
Kempner Multi-Cap Deep Value Equity Fund	—	5,729,636	—	5,729,636
International Equity Fund	9,495,151	21,246,459	—	30,741,610
Post October foreign currency losses realized from November 1, 2010 through July 31, 2011 may be deferred if the fund elects to defer in accordance with federal income tax regulations. The loss will be treated as having arisen in the following year.
During the fiscal year ended July 31, 2011, the Core Growth Equity Fund, Dividend Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Small Cap Equity Fund, International Equity Fund, LCKM Multi-Cap Equity Fund and LKCM Small-Mid Cap Equity Fund utilized $5,510,083, $18,613,656, $3,282,322, $11,403,900, $504,703, $918,107 and $3,274,846, respectively, of capital loss carryforwards, to offset capital gains.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2011 were as follows:

				Net Unrealized
	Federal	Appreciated	Depreciated	Appreciation
	Tax Cost	Securities	Securities	(Depreciation)

Core Growth Equity Fund	$281,927,610	$88,557,170	$(5,676,065)	$82,881,105
Dividend Value Equity Fund	318,665,105	33,798,852	(8,590,569)	25,208,283
Strategic Balanced Fund	12,886,391	704,391	(234,514)	469,877
Diversified Strategies Fund	18,278,365	121,052	(585,826)	(464,774)
Kempner Multi-Cap Deep Value Equity Fund	196,379,729	22,260,021	(39,311,960)	(17,051,939)
Small Cap Equity Fund	250,699,040	19,541,312	(11,180,611)	8,360,701
International Equity Fund	259,642,798	69,829,121	(11,879,772)	57,949,349
Low Duration Bond Fund	286,725,205	6,391,480	(314,850)	6,076,630
Total Return Bond Fund	623,762,640	25,943,733	(8,375,482)	17,568,251
Municipal Bond Fund	151,639,248	6,830,971	(189,984)	6,640,987
Low Duration Municipal Bond Fund	77,384,713	1,899,906	(20,694)	1,879,212
Kempner Treasury and Income Fund	23,533,532	3,222,788	—	3,222,788
LKCM Multi-Cap Equity Fund	4,831,038	1,561,105	(111,585)	1,449,520
LKCM Small-Mid Cap Equity Fund	57,336,836	7,258,697	(1,400,891)	5,857,806
9. Securities Lending:
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% of the market value of borrowed securities. Cash collateral received may be invested in accordance within the guidelines approved by the Funds’ Adviser. Any loss from investments of cash collateral is at the relevant Fund’s risk. Investments purchased with cash collateral are presented on the

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
Schedules of Investments. The securities lending agent and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations.
Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.
10. Risks:
At July 31, 2011, the net assets of the Frost International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
The Strategic Balanced Fund, Low Duration Bond Fund and Total Return Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
In pursuing its investment objective, the Strategic Balanced Fund and Diversified Strategies Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange traded funds (“ETFs”). Closed-end funds and ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Strategic Balanced and Diversified Strategies Funds’ holdings at the most optimal time, which could adversely affect the Strategic Balanced and Diversified Strategies Funds’ performance.
To the extent the Strategic Balanced Fund and Diversified Strategies Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Strategic Balanced Fund and Diversified Strategies Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Strategic Balanced and Diversified Strategies Funds’ investment could decline, which could adversely affect the Strategic Balanced and Diversified Strategies Funds’ performance. By investing in another investment company, the Strategic Balanced Fund and Diversified Strategies Fund shareholders indirectly bear the Strategic Balanced and Diversified Strategies Funds’ proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that the Strategic Balanced Fund and Diversified Strategies Fund shareholders directly bear in connection with the Strategic Balanced and Diversified Strategies Funds’ own operations.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
11. Other:
On July 31, 2011, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of	% of Outstanding
	Shareholders	Shares

Core Growth Equity Fund
Institutional Class Shares	1	96.59%
Class A Shares	4	94.63%
Dividend Value Equity Fund
Institutional Class Shares	1	93.77%
Class A Shares	3	69.16%
Strategic Balanced Fund
Institutional Class Shares	1	98.87%
Class A Shares	5	74.35%
Diversified Strategies Fund
Class A Shares	1	90.07%
Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares	1	98.96%
Class A Shares	5	95.92%
Small Cap Equity Fund
Institutional Class Shares	1	95.25%
Class A Shares	5	87.68%
International Equity Fund
Institutional Class Shares	1	90.09%
Class A Shares	4	88.37%
Low Duration Bond Fund
Institutional Class Shares	1	93.81%
Class A Shares	4	70.03%
Total Return Bond Fund
Institutional Class Shares	2	94.22%
Class A Shares	3	86.75%
Municipal Bond Fund
Institutional Class Shares	1	99.15%
Class A Shares	2	92.64%
Low Duration Municipal Bond Fund
Institutional Class Shares	1	99.60%
Class A Shares	6	96.45%
Kempner Treasury and Income Fund
Institutional Class Shares	1	95.82%
LKCM Multi-Cap Equity Fund
Institutional Class Shares	1	99.43%
LKCM Small-Mid Cap Equity Fund
Institutional Class Shares	2	86.95%
These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
12. New Accounting Pronouncements
In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.
13. Subsequent Events:
The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of July 31, 2011.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of The Advisors’ Inner Circle Fund II
and Shareholders of Frost Funds
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Diversified Strategies Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund (fourteen of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2011, and the related statements of operations for the year then ended (with respect to the Frost Diversified Strategies Fund, the period January 7, 2011 to July 31, 2011), and the statements of changes in net assets for each of the two-years in the period then ended (with respect to the Frost Diversified Strategies Fund, the period January 7, 2011 to July 31, 2011), and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Diversified Strategies Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund at July 31, 2011, the results of their operations for the year then ended (with respect to the Frost Diversified Strategies Fund, the period January 7, 2011 to July 31, 2011), and the changes in their net assets for each of the two years in the period then ended (with respect to the Frost Diversified Strategies Fund, the period January 7, 2011 to July 31, 2011), and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
September 29, 2011

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THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of	Principal Occupation(s)
Date of Birth	the Trust	Time Served[2]	During Past 5 Years

INTERESTED
BOARD MEMBERS

ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

WILLIAM M. DORAN 1701 Market Street, Philadelphia, PA 19103 71 yrs. old	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2011.

Number of
Funds in
The Advisors’ Inner Circle Fund II
Overseen by Board	Other Directorships
Member	Held by Board Member[3]

30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Global Master Fund, PLC, SEI Global Assets Fund, PLC, SEI Global Investments Fund, PLC, SEI Investments Global, Limited, SEI Investments- Global Fund Services, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Global Nominee Ltd, SEI Opportunity Fund, L.P., SEI Structured Credit Fund L.P., and SEI Multi-Strategy Funds plc.

30	Director of SEI Investments Company and SEI Investments Distribution Co., SEI Investments- Global Fund Services Global Limited, Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Investments Global Fund Services Limited, SEI Investments Global Limited, SEI Investments (Europe), Limited SEI Investments (Asia) Limited and SEI Asset Korea Co., Ltd.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of	Principal Occupation(s)
Date of Birth	the Trust	Time Served[2]	During Past 5 Years

INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY 80 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, Price & Rhoads (law firm), September 1987-December 1993.

GEORGE J. SULLIVAN, JR. 68 yrs. old	Trustee	(Since 1999)	Chief Executive Officer, Newfound Consultants, Inc. since April 1997.

BETTY L. KRIKORIAN 68 yrs. old	Trustee	(Since 2005)	Vice President Compliance AARP Financial, Inc. since 2008. Self-employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)	Self-employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.

MITCHELL A. JOHNSON 69 yrs. old	Trustee	(Since 2005)	Retired.

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance, FHL Banks, from 1992 to 2007

OFFICERS

PHILIP T. MASTERSON 47 yrs. old	President	(Since 2008)	Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004-2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001-2003.

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

Number of
Funds in
The Advisors’ Inner Circle Fund II
Overseen by Board	Other Directorships
Member	Held by Board Member[3]

30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and U.S. Charitable Gift Trust.

30	Trustee, State Street Navigator Securities Lending Trust, since 1995. Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Opportunity Master Fund, L.P., and SEI Opportunity Fund, L.P.

30	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

30	Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Director of Oregon Transfer Co.

30	Director, Federal Agricultural Mortgage Corporation. Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

30	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc.

N/A	N/A

N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Term of
	Position(s)	Office and
Name, Address[1],	Held with	Length of	Principal Occupation(s)
Date of Birth	the Trust	Time Served	During Past 5 Years

OFFICERS (continued)

RUSSELL EMERY 48 yrs. old	Chief Compliance Officer	(Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst — Equity Team, SEI Investments, from March 2000 to February 2003.

DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary	(Since 2011)	Counsel at SEI Investments since 2010, Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010; Associate at Morrison & Foerster LLP from 2003 to 2006; Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.

CAROLYN E. MEAD 54 yrs. old	Vice President and Assistant Secretary	(Since 2007)	Counsel at SEI Investments since 2007. Associate at Stradley, Ronon, Stevens & Young from 2004 to 2007. Counsel at ING Variable Annuities from 1999 to 2002.

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.

TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.

MICHAEL BEATTIE 46 yrs. old	Vice President	(Since 2009)	Director of Client Services at SEI since 2004

KERI ROHN 31 yrs. old	AML Officer Privacy Officer	(Since 2011) (Since 2009)	Compliance Officer at SEI Investments since 2003.

1	The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011

Number of
Funds in
The Advisors’ Inner Circle Fund II
Overseen by Board	Other Directorships
Member	Held by Officer

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning	Ending		Expense
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	02/01/11	07/31/11	Ratios	Period*

Core Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,040.60	0.82%	$4.15
Class A Shares	$1,000.00	$1,038.50	1.07%	$5.41
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.73	0.82%	$4.11
Class A Shares	$1,000.00	$1,019.49	1.07%	$5.36

Dividend Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$993.00	0.82%	$4.05
Class A Shares	$1,000.00	$990.70	1.07%	$5.28
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.73	0.82%	$4.11
Class A Shares	$1,000.00	$1,019.49	1.07%	$5.36

Strategic Balanced Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,019.50	1.38%	$6.91
Class A Shares	$1,000.00	$1,018.80	1.65%	$8.26
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.95	1.38%	$6.90
Class A Shares	$1,000.00	$1,016.61	1.65%	$8.25

Diversified Strategies Fund(1)
Actual Fund Return
Class A Shares	$1,000.00	$986.90	2.00%	$9.85
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,014.88	2.00%	$9.99

Kempner Multi-Cap Deep Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.80	0.78%	$3.85
Class A Shares	$1,000.00	$989.60	1.03%	$5.08
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.93	0.78%	$3.91
Class A Shares	$1,000.00	$1,019.69	1.03%	$5.16

Small Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,028.60	1.09%	$5.48
Class A Shares	$1,000.00	$1,027.70	1.34%	$6.74
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.39	1.09%	$5.46
Class A Shares	$1,000.00	$1,018.15	1.34%	$6.71

International Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,023.40	1.14%	$5.72
Class A Shares	$1,000.00	$1,022.30	1.39%	$6.97
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.14	1.14%	$5.71
Class A Shares	$1,000.00	$1,017.90	1.39%	$6.95

Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,020.40	0.54%	$2.71
Class A Shares	$1,000.00	$1,019.10	0.79%	$3.95
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.12	0.54%	$2.71
Class A Shares	$1,000.00	$1,020.88	0.79%	$3.96

Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,042.30	0.52%	$2.63
Class A Shares	$1,000.00	$1,040.10	0.77%	$3.89
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.22	0.52%	$2.61
Class A Shares	$1,000.00	$1,020.98	0.77%	$3.86

Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,045.20	0.62%	$3.14
Class A Shares	$1,000.00	$1,044.70	0.87%	$4.41
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.72	0.62%	$3.11
Class A Shares	$1,000.00	$1,020.48	0.87%	$4.36

Low Duration Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,016.20	0.60%	$3.00
Class A Shares	$1,000.00	$1,014.80	0.85%	$4.25
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.82	0.60%	$3.01
Class A Shares	$1,000.00	$1,020.58	0.85%	$4.26

Kempner Treasury and Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,079.80	0.76%	$3.92
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.03	0.76%	$3.81

LKCM Multi-Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,015.50	1.35%	$6.75
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.10	1.35%	$6.76

LKCM Small-Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,033.70	1.23%	$6.20
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.70	1.23%	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders who do not have a July 31, 2011, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2011, taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2011, the Fund is designating the following items with regard to distributions paid during the year.

		Long
		Term Capital	Ordinary	Tax Exempt
		Gains	Income	Income	Total
	Return of	Distributions	Distributions	Distribution	Distributions
	Capital	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)

Core Growth Equity Fund	13%	0%	87%	0%	100%
Dividend Value Equity Fund	0%	0%	100%	0%	100%
Strategic Balanced Fund	0%	0%	100%	0%	100%
Diversified Strategies Fund	0%	0%	0%	0%	0%
Kempner Multi-Cap Deep Value Equity Fund	0%	0%	100%	0%	100%
Small Cap Equity Fund	0%	0%	0%	0%	0%
International Equity Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	24%	76%	0%	100%
Total Return Bond Fund	0%	37%	63%	0%	100%
Municipal Bond Fund	0%	2%	0%	98%	100%
Low Duration Municipal Bond Fund	0%	2%	0%	98%	100%
Kempner Treasury and Income Fund	0%	26%	74%	0%	100%
LKCM Multi-Cap Equity Fund	0%	0%	100%	0%	100%
LKCM Small-Mid Cap Equity Fund	0%	0%	0%	0%	0%

	Dividends
	Qualifying for	Qualifying
	Corporate	Dividend			Qualified
	Dividends	Income (15%	U.S.	Qualified	Short-Term
	Rec.	Tax Rate for	Government	Interest	Capital
	Deduction(1)	QDI)(2)	Interest(3)	Income(4)	Gain(5)

Core Growth Equity Fund	100%	100%	0%	0%	0%
Dividend Value Equity Fund	100%	100%	0%	0%	0%
Strategic Balanced Fund	57%	81%	0%	0%	0%
Diversified Strategies Fund	0%	0%	0%	0%	0%
Kempner Multi-Cap Deep Value Equity Fund	100%	100%	0%	0%	0%
Small Cap Equity Fund	0%	0%	0%	0%	0%
International Equity Fund(6)	5%	100%	0%	0%	0%
Low Duration Bond Fund	0%	0%	11%	96%	100%
Total Return Bond Fund	0%	0%	2%	96%	100%
Municipal Bond Fund	0%	0%	0%	0%	0%
Low Duration Municipal Bond Fund	0%	0%	0%	0%	100%
Kempner Treasury and Income Fund	0%	0%	100%	7%	100%
LKCM Multi-Cap Equity Fund	100%	100%	0%	0%	0%
LKCM Small-Mid Cap Equity Fund	0%	0%	0%	0%	0%

1	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

2	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Frost Funds who are residents of California, Connecticut and New York, statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

THE ADVISORS’ INNER CIRCLE FUND II	FROST FUNDS | JULY 31, 2011
NOTICE TO SHAREHOLDERS (Unaudited) (Continued)

4	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

5	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

6	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2010, the total amount of gross foreign source income is $2,659,274. The total amount of foreign tax paid is $647,292. Your allocable share of foreign tax credit will be reported on Form 1099 DIV. Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

The Advisors’ Inner Circle Fund II
Annual Report

Investment Adviser	Sub-Advisers	Distributor

Frost Investment Advisors, LLC	Artio Global Management, LLC	SEI Investments Distribution Co.
100 West Houston Street, 15th Floor	330 Madison Avenue	One Freedom Valley Drive
P.O. Box 2509	New York, New York 10017	Oaks, Pennsylvania 19456
San Antonio, Texas 78299-2509
	Cambiar Investors, LLC	Legal Counsel
	2401 East Second Avenue, Suite 400	Morgan, Lewis & Bockius, LLP
Denver, Colorado 80206

Kempner Capital Management, Inc.
2201 Market Street, 12th Floor
FNB Building
Galveston, Texas 77550-1503

Luther King Capital
Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102

Thornburg Investment
Management, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).
E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2011			2010
			All fees and	All other fees		All fees and	All other fees
			services to	and services to		services to	and services to
		All fees and	service	service	All fees and	service	service
		services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
		Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
		pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a)	Audit Fees	$367,400	$1,853	N/A	$314,172	$1,377	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
Notes:
(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.
The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.
Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.
Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.
All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.
In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.
(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Philip T. Masterson Philip T. Masterson
President
Date: October 7, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Philip T. Masterson Philip T. Masterson
President
Date: October 7, 2011

By (Signature and Title)	/s/ Michael Lawson Michael Lawson
Treasurer, Controller and
Chief Financial Officer
Date: October 7, 2011